UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—23.1%
Auto Components—2.0%
Delphi Automotive plc	122,410	$8,306,743
TRW Automotive Holdings Corp.[1]	81,830	6,678,964
		14,985,707
Distributors—0.5%
LKQ Corp.[1]	152,460	4,017,321
Hotels, Restaurants & Leisure—5.3%
Chipotle Mexican Grill, Inc.[1]	16,360	9,293,298
Domino’s Pizza, Inc.	52,560	4,045,543
Dunkin’ Brands Group, Inc.	179,120	8,988,242
MGM Resorts International[1]	289,920	7,497,331
Wynn Resorts Ltd.	42,250	9,385,838
		39,210,252
Household Durables—1.8%
Harman International Industries, Inc.	125,240	13,325,536
Internet & Catalog Retail—3.0%
Netflix, Inc.[1]	26,410	9,297,112
TripAdvisor, Inc.[1]	84,850	7,686,562
Vipshop Holdings Ltd., ADR[1]	25,324	3,780,873
zulily, Inc., Cl. A1	34,390	1,726,034
		22,490,581
Leisure Equipment & Products—1.2%
Polaris Industries, Inc.	61,840	8,639,666
Media—1.8%
AMC Networks, Inc., Cl. A1	97,720	7,142,355
Lions Gate Entertainment Corp.	238,660	6,379,382
		13,521,737
Specialty Retail—2.8%
O’Reilly Automotive, Inc.[1]	50,960	7,561,954
Tractor Supply Co.	186,120	13,145,656
		20,707,610
Textiles, Apparel & Luxury Goods—4.7%
Deckers Outdoor Corp.[1]	72,080	5,746,938
Kate Spade & Co.[1]	98,650	3,658,929
Michael Kors Holdings Ltd.[1]	119,820	11,175,611
Under Armour, Inc., Cl. A1	128,870	14,773,657
		35,355,135
Consumer Staples—1.6%
Beverages—1.1%
Constellation Brands, Inc., Cl. A1	98,860	8,400,134
Food Products—0.5%
Hormel Foods Corp.	74,230	3,657,312
Energy—4.5%
Energy Equipment & Services—2.5%
Core Laboratories NV	25,520	5,064,189
Dril-Quip, Inc.[1]	48,300	5,414,430
Helmerich & Payne, Inc.	76,450	8,222,962
		18,701,581
Oil, Gas & Consumable Fuels—2.0%
Antero Resources Corp.[1]	97,990	6,134,174
Concho Resources, Inc.[1]	33,510	4,104,975
Gulfport Energy Corp.[1]	63,700	4,534,166
		14,773,315
Financials—7.3%
Capital Markets—3.0%
Affiliated Managers Group, Inc.[1]	35,270	7,055,764
Financial Engines, Inc.	106,930	5,429,905
LPL Financial Holdings, Inc.	73,880	3,881,655

	Shares	Value
Capital Markets (Continued)
Waddell & Reed Financial, Inc., Cl. A	85,730	$6,311,443
		22,678,767
Commercial Banks—3.8%
First Republic Bank	111,040	5,995,049
Signature Bank[1]	92,500	11,617,075
SVB Financial Group[1]	81,520	10,498,146
		28,110,270
Diversified Financial Services—0.5%
CBOE Holdings, Inc.	62,520	3,538,632
Health Care—14.6%
Biotechnology—2.8%
BioMarin Pharmaceutical, Inc.[1]	77,120	5,260,355
Cubist Pharmaceuticals, Inc.[1]	76,320	5,582,808
Incyte Corp.[1]	130,080	6,961,881
Pharmacyclics, Inc.[1]	34,080	3,415,498
		21,220,542
Health Care Equipment & Supplies—1.2%
Align Technology, Inc.[1]	67,480	3,494,789
DexCom, Inc.[1]	135,510	5,604,694
		9,099,483
Health Care Providers & Services—3.0%
AmerisourceBergen Corp.	126,310	8,284,673
Centene Corp.[1]	63,890	3,977,153
Envision Healthcare Holdings, Inc.[1]	172,870	5,848,192
Universal Health Services, Inc., Cl. B	47,830	3,925,408
		22,035,426
Health Care Technology—2.3%
athenahealth, Inc.[1]	43,270	6,933,585
Cerner Corp.[1]	180,670	10,162,687
		17,096,272
Life Sciences Tools & Services—2.9%
Covance, Inc.[1]	84,710	8,801,369
Illumina, Inc.[1]	86,580	12,870,983
		21,672,352
Pharmaceuticals—2.4%
Actavis plc[1]	61,970	12,756,524
Jazz Pharmaceuticals plc[1]	35,760	4,959,197
		17,715,721
Industrials—18.2%
Aerospace & Defense—2.0%
Hexcel Corp.[1]	250,280	10,897,191
TransDigm Group, Inc.	21,790	4,035,508
		14,932,699
Airlines—0.9%
Spirit Airlines, Inc.[1]	110,490	6,563,106
Building Products—1.9%
A.O. Smith Corp.	168,790	7,767,716
Fortune Brands Home & Security, Inc.	151,960	6,394,477
		14,162,193
Commercial Services & Supplies—0.5%
Mobile Mini, Inc.	91,450	3,965,272
Electrical Equipment—2.6%
Acuity Brands, Inc.	72,110	9,559,623
AMETEK, Inc.	148,112	7,626,287
SolarCity Corp.[1]	32,680	2,046,421
		19,232,331
Machinery—8.1%
Colfax Corp.[1]	125,900	8,980,447
Flowserve Corp.	70,900	5,554,306

1 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Middleby Corp. (The)[1]	34,890	$9,218,287
Pall Corp.	61,750	5,524,772
Pentair Ltd.	92,950	7,374,653
Proto Labs, Inc.[1]	78,840	5,335,103
WABCO Holdings, Inc.[1]	86,700	9,152,052
Wabtec Corp.	118,280	9,166,700
		60,306,320
Professional Services—0.7%
Towers Watson & Co., Cl. A	44,630	5,090,052
Trading Companies & Distributors—1.5%
United Rentals, Inc.[1]	120,770	11,465,904
Information Technology—23.8%
Communications Equipment—0.7%
Palo Alto Networks, Inc.[1]	77,770	5,335,022
Computers & Peripherals—1.0%
Stratasys Ltd.[1]	72,320	7,672,429
Internet Software & Services—6.1%
Cornerstone OnDemand, Inc.[1]	147,810	7,075,665
CoStar Group, Inc.[1]	70,790	13,219,324
LinkedIn Corp., Cl. A1	26,320	4,867,621
Pandora Media, Inc.[1]	212,590	6,445,729
Shutterstock, Inc.[1]	100,310	7,283,509
Yelp, Inc.[1]	86,640	6,665,215
		45,557,063
IT Services—2.7%
Alliance Data Systems Corp.[1]	23,890	6,508,831
FleetCor Technologies, Inc.[1]	68,480	7,882,048
MAXIMUS, Inc.	118,540	5,317,704
		19,708,583
Semiconductors & Semiconductor Equipment—2.2%
NXP Semiconductors NV1	151,080	8,885,015
Xilinx, Inc.	143,760	7,801,855
		16,686,870
Software—11.1%
Aspen Technology, Inc.[1]	174,320	7,384,195
Autodesk, Inc.[1]	112,000	5,508,160
CommVault Systems, Inc.[1]	85,590	5,559,071
Concur Technologies, Inc.[1]	86,888	8,607,994
FireEye, Inc.[1]	43,860	2,700,460
Guidewire Software, Inc.[1]	116,800	5,729,040
NetSuite, Inc.[1]	80,147	7,600,340
ServiceNow, Inc.[1]	168,170	10,076,747
Splunk, Inc.[1]	131,040	9,368,050
Tableau Software, Inc., Cl. A1	101,280	7,705,382
Tyler Technologies, Inc.[1]	35,280	2,952,230
Ultimate Software Group, Inc. (The)[1]	59,070	8,092,590
Workday, Inc., Cl. A1	14,640	1,338,535
		82,622,794

	Shares	Value
Materials—5.2%
Chemicals—2.5%
Methanex Corp.	58,760	$3,757,114
PolyOne Corp.	169,180	6,202,139
Westlake Chemical Corp.	132,400	8,762,232
		18,721,485
Construction Materials—1.4%
Eagle Materials, Inc.	74,930	6,643,294
Vulcan Materials Co.	55,430	3,683,323
		10,326,617
Metals & Mining—0.7%
Carpenter Technology Corp.	78,140	5,160,366
Paper & Forest Products—0.6%
KapStone Paper & Packaging Corp.[1]	164,000	4,729,760
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
SBA Communications Corp., Cl. A1	120,390	10,950,674
Total Common Stocks (Cost $533,573,976)		744,142,892
Investment Company—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $4,317,823)	4,317,823	4,317,823
Total Investments, at Value (Cost $537,891,799)	100.3%	748,460,715
Liabilities in Excess of Other Assets	(0.3)	(1,882,211)
Net Assets	100.0%	$746,578,504

2 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	5,136,594	56,034,457	56,853,228	4,317,823

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$4,317,823	$1,518

3. Rate shown is the 7-day yield as of March 31, 2014.

3 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type

4 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$172,253,545	$—	$—	$172,253,545
Consumer Staples	12,057,446	—	—	12,057,446
Energy	33,474,896	—	—	33,474,896
Financials	54,327,669	—	—	54,327,669
Health Care	108,839,796	—	—	108,839,796
Industrials	135,717,877	—	—	135,717,877
Information Technology	177,582,761	—	—	177,582,761
Materials	38,938,228	—	—	38,938,228
Telecommunication Services	10,950,674	—	—	10,950,674
Investment Company	4,317,823	—	—	4,317,823

Total Assets	$748,460,715	$—	$—	$748,460,715

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$538,042,190

Gross unrealized appreciation	$216,100,143
Gross unrealized depreciation	(5,681,618)

Net unrealized appreciation	$210,418,525

5 OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—34.0%
Consumer Discretionary—4.5%
Auto Components—0.4%
Delphi Automotive plc	16,870	$1,144,798

Diversified Consumer Services—0.3%
LifeLock, Inc.[1]	45,020	770,292

Household Durables—0.3%
Toll Brothers, Inc.[1]	22,620	812,058

Media—1.3%
Comcast Corp., Cl. A	31,470	1,574,129
Time Warner, Inc.	15,370	1,004,122
Twenty-First Century Fox, Inc., Cl. A	30,380	971,249
		3,549,500

Specialty Retail—1.7%
AutoZone, Inc.[1]	2,890	1,552,219
Pier 1 Imports, Inc.	40,090	756,899
Ross Stores, Inc.	15,680	1,121,904
Signet Jewelers Ltd.	13,860	1,467,220
		4,898,242

Textiles, Apparel & Luxury Goods—0.5%
PVH Corp.	11,570	1,443,589

Consumer Staples—2.9%
Food Products—1.3%
Flowers Foods, Inc.	74,845	1,605,425
Mondelez International, Inc., Cl. A	62,420	2,156,611
		3,762,036

Household Products—0.8%
Henkel AG & Co. KGaA	11,993	1,205,547
Henkel AG & Co. KGaA, Preference	9,954	1,071,314
		2,276,861

Tobacco—0.8%
Philip Morris International, Inc.	25,660	2,100,784

Energy—3.5%
Energy Equipment & Services—0.7%
National Oilwell Varco, Inc.	25,060	1,951,422

Oil, Gas & Consumable Fuels—2.8%
Chevron Corp.	20,580	2,447,168
Energy XXI Bermuda Ltd.	22,730	535,746
EPL Oil & Gas, Inc.[1]	15,430	595,598
Noble Energy, Inc.	30,310	2,153,222
Plains All American Pipeline LP	14,422	794,941
Western Refining, Inc.	32,960	1,272,256
		7,798,931

Financials—5.9%
Capital Markets—0.2%
WisdomTree Investments, Inc.[1]	42,790	561,405

Commercial Banks—3.0%
BancorpSouth, Inc.	19,660	490,714
CIT Group, Inc.	42,270	2,072,075
Citigroup, Inc.	44,040	2,096,304
Huntington Bancshares, Inc.	52,190	520,334
JPMorgan Chase & Co.	42,150	2,558,927
Webster Financial Corp.	18,620	578,337
		8,316,691
Consumer Finance—1.0%
Discover Financial Services	46,201	2,688,436

Insurance—0.9%
American International Group, Inc.	24,960	1,248,250

	Shares	Value
Insurance (Continued)
Fidelity National Financial, Inc., Cl. A	38,610	$1,213,898
		2,462,148
Real Estate Investment Trusts (REITs)—0.8%
Apollo Commercial Real Estate Finance, Inc.	58,470	972,356
Digital Realty Trust, Inc.	23,830	1,264,897
		2,237,253

Health Care—4.5%
Biotechnology—0.7%
BioMarin Pharmaceutical, Inc.[1]	4,730	322,633
Celldex Therapeutics, Inc.[1]	15,320	270,704
Gilead Sciences, Inc.[1]	18,060	1,279,732
		1,873,069

Health Care Equipment & Supplies—0.4%
Covidien plc	16,010	1,179,297

Health Care Providers & Services—0.7%
Omnicare, Inc.	8,580	511,968
Team Health Holdings, Inc.[1]	8,420	376,795
Universal Health Services, Inc., Cl. B	11,300	927,391
		1,816,154

Pharmaceuticals—2.7%
AbbVie, Inc.	17,070	877,398
Actavis plc[1]	11,690	2,406,387
Allergan, Inc.	7,380	915,858
Bristol-Myers Squibb Co.	10,100	524,695
Pfizer, Inc.	88,395	2,839,247
		7,563,585

Industrials—4.3%
Airlines—0.3%
United Continental Holdings, Inc.[1]	16,150	720,774

Commercial Services & Supplies—1.1%
Mobile Mini, Inc.	24,280	1,052,781
Tyco International Ltd.	48,080	2,038,592
		3,091,373

Construction & Engineering—0.2%
AECOM Technology Corp.[1]	15,730	506,034

Industrial Conglomerates—0.7%
General Electric Co.	72,420	1,874,954

Machinery—0.9%
Deere & Co.	11,050	1,003,340
Greenbrier Cos., Inc. (The)[1]	11,840	539,904
Joy Global, Inc.	19,200	1,113,600
		2,656,844

Professional Services—0.5%
Robert Half International, Inc.	31,440	1,318,908

Road & Rail—0.6%
Canadian National Railway Co.	31,460	1,768,681

Information Technology—6.0%
Communications Equipment—0.3%
Finisar Corp.[1]	31,330	830,558

Internet Software & Services—1.7%
Facebook, Inc., Cl. A1	20,880	1,257,811
Google, Inc., Cl. A1	2,340	2,607,954
Web.com Group, Inc.[1]	21,130	719,054
		4,584,819

IT Services—0.6%
Amdocs Ltd.	22,910	1,064,399

1 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
MasterCard, Inc., Cl. A	9,200	$687,240
		1,751,639

Semiconductors & Semiconductor Equipment—0.7%
Applied Materials, Inc.	38,020	776,369
Cavium, Inc.[1]	11,080	484,528
Skyworks Solutions, Inc.[1]	20,990	787,545
		2,048,442

Software—1.0%
Fortinet, Inc.[1]	32,620	718,619
Guidewire Software, Inc.[1]	11,170	547,888
Infoblox, Inc.[1]	24,100	483,446
ServiceNow, Inc.[1]	8,210	491,943
Splunk, Inc.[1]	6,590	471,119
		2,713,015

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	5,380	2,887,661
Western Digital Corp.	19,050	1,749,171
		4,636,832

Materials—1.3%
Chemicals—0.3%
Air Products & Chemicals, Inc.	7,100	845,184

Construction Materials—0.5%
Vulcan Materials Co.	19,310	1,283,149

Containers & Packaging—0.3%
Packaging Corp. of America	14,210	999,958

Metals & Mining—0.2%
Kaiser Aluminum Corp.	6,980	498,512

Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
ORBCOMM, Inc.[1]	375	2,569
Verizon Communications, Inc.	31,450	1,496,076
		1,498,645

Utilities—0.6%
Electric Utilities—0.6%
Exelon Corp.	51,370	1,723,977
Total Common Stocks (Cost $80,104,030)		94,558,849

	Principal Amount
Asset-Backed Securities—10.0%
Auto Loan—9.4%
Ally Master Owner Trust, Series 2012-3,
Cl. D, 2.505%, 6/15/17[2,3]	$35,000	35,075
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[2]	68,267	68,445
Series 2012-3, Cl. A, 1.64%, 11/15/16[2]	39,729	39,831
Series 2012-3, Cl. C, 2.78%, 9/17/18[2]	955,000	961,416
Series 2013-2, Cl. B, 2.84%, 5/15/19[2]	443,000	452,310
Series 2014-1, Cl. B, 2.39%, 11/12/19[2]	625,000	627,708
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. D, 3.38%, 4/9/18	485,000	504,589
Series 2012-4, Cl. D, 2.68%, 10/9/18	70,000	71,667
Series 2012-5, Cl. C, 1.69%, 11/8/18	165,000	166,019
Series 2012-5, Cl. D, 2.35%, 12/10/18	925,000	939,324
Series 2013-1, Cl. C, 1.57%, 1/8/19	725,000	724,553
Series 2013-1, Cl. D, 2.09%, 2/8/19	510,000	509,853
Series 2013-1, Cl. E, 2.64%, 7/8/20[2]	75,000	75,154
Series 2013-2, Cl. D, 2.42%, 5/8/19	310,000	312,733
Series 2013-2, Cl. E, 3.41%, 10/8/20[2]	415,000	422,531
Series 2013-3, Cl. D, 3.00%, 7/8/19	330,000	337,590
Series 2013-4, Cl. D, 3.31%, 10/8/19	677,000	699,231
Series 2013-5, Cl. D, 2.86%, 12/8/19	745,000	755,405

	Principal Amount	Value
Auto Loan (Continued)
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	$125,000	$124,192
Series 2014-1, Cl. D, 3.39%, 7/22/19	140,000	140,246
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[2]	98,686	99,051
Series 2013-2A, Cl. B, 3.15%, 8/15/19[2]	635,000	643,324
Series 2014-1A, Cl. A, 1.46%, 12/17/18[2]	180,000	180,036
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	39,033	40,177
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[2]	188,018	190,671
Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	65,740	66,269
Series 2014-A, Cl. A, 1.21%, 8/15/18[2]	611,000	611,332
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Cl. A, 1.52%, 3/16/20[2]	950,000	955,290
Series 2012-2A, Cl. B, 2.21%, 9/15/20[2]	50,000	50,686
Series 2013-1A, Cl. B, 1.83%, 4/15/21[2]	165,000	165,821
Series 2013-2A, Cl. B, 2.26%, 10/15/21[4]	310,000	312,711
DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[2]	150,000	153,639
Series 2012-2A, Cl. D, 4.35%, 3/15/19[2]	470,000	481,851
Series 2013-1A, Cl. D, 3.74%, 5/15/20[2]	200,000	203,716
Series 2013-2A, Cl. D, 4.18%, 6/15/20[2]	545,000	560,436
Series 2014-1A, Cl. D, 3.98%, 1/15/21[2]	435,000	443,513
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[2]	130,000	131,463
Series 2012-2A, Cl. C, 3.06%, 7/16/18[2]	516,000	521,905
Series 2013-2A, Cl. B, 3.09%, 7/16/18[2]	940,000	961,416
Series 2013-2A, Cl. C, 4.35%, 1/15/19[2]	480,000	494,783
Series 2014-1A, Cl. B, 2.42%, 1/15/19[2]	280,000	281,283
Series 2014-1A, Cl. C, 3.57%, 7/15/19[2]	280,000	281,391
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[2]	140,000	146,624
Series 2013-3A, Cl. B, 2.32%, 10/15/19[2]	465,000	462,731
Series 2013-3A, Cl. C, 2.91%, 1/15/20[2]	200,000	198,954
Series 2013-3A, Cl. D, 3.67%, 5/15/20[2]	145,000	144,225
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	195,000	193,422
Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	215,000	223,092
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[2]	300,000	308,186
Santander Drive Auto Receivables Trust:
Series 2012-1, Cl. C, 3.78%, 11/15/17	25,000	25,749
Series 2012-2, Cl. D, 3.87%, 2/15/18	375,000	392,082
Series 2012-4, Cl. C, 2.94%, 12/15/17	770,000	793,538
Series 2012-4, Cl. D, 3.50%, 6/15/18	495,000	514,922
Series 2012-5, Cl. D, 3.30%, 9/17/18	540,000	557,788
Series 2012-6, Cl. D, 2.52%, 9/17/18	235,000	237,720
Series 2012-AA, Cl. D, 2.46%, 12/17/18[2]	945,000	950,123
Series 2013-1, Cl. C, 1.76%, 1/15/19	295,000	296,404
Series 2013-1, Cl. D, 2.27%, 1/15/19	155,000	155,822
Series 2013-2, Cl. D, 2.57%, 3/15/19	715,000	725,885
Series 2013-3, Cl. C, 1.81%, 4/15/19	950,000	953,838
Series 2013-3, Cl. D, 2.42%, 4/15/19	245,000	246,868
Series 2013-4, Cl. D, 3.92%, 1/15/20	130,000	137,129
Series 2013-5, Cl. C, 2.25%, 6/17/19	715,000	722,990
Series 2013-A, Cl. C, 3.12%, 10/15/19[2]	315,000	323,984
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	1,577	1,578
Series 2012-1A, Cl. C, 4.38%, 6/15/17[2]	395,000	401,323
Series 2013-1A, Cl. B, 2.09%, 7/16/18[2]	90,000	90,912
Series 2013-1A, Cl. C, 3.07%, 8/15/18[2]	100,000	101,717
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[2]	2,833	2,834
Series 2012-1, Cl. C, 2.52%, 3/15/16[2]	120,000	120,934
Series 2012-1, Cl. D, 3.12%, 3/15/18[2]	605,000	608,955
Series 2013-1, Cl. B, 1.74%, 4/15/16[2]	265,000	266,419
Series 2013-1, Cl. C, 2.22%, 12/15/17[2]	170,000	171,216

2 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
United Auto Credit Securitization Trust: (Continued)
Series 2013-1, Cl. D, 2.90%, 12/15/17[2]	$30,000	$30,197
		26,306,797

Equipment—0.0%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	68,396	68,010

Home Equity Loan—0.6%
New Residential Advance Receivables Trust Advance Receivables Backed:
Series 2014-T1, Cl. A1, 1.274%, 3/15/45[2]	490,000	490,033
Series 2014-T1, Cl. B1, 1.671%, 3/15/45[2]	420,000	420,018
TAL Advantage V LLC, Series 2014-1A, Cl. A, 3.51%, 2/22/39[2]	451,208	451,355
		1,361,406
Total Asset-Backed Securities (Cost $27,514,923)		27,736,213

Mortgage-Backed Obligations—29.1%
Government Agency—20.5%
FHLMC/FNMA/FHLB/Sponsored—20.3%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	63,519	67,289
5.00%, 12/1/34	4,426	4,835
5.50%, 9/1/39	723,481	803,799
6.50%, 4/1/18-4/1/34	55,188	60,952
7.00%, 10/1/31-10/1/37	286,569	318,322
8.00%, 4/1/16	10,027	10,375
9.00%, 8/1/22-5/1/25	7,153	7,919
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 13.498%, 4/1/27[5]	122,047	22,067
Series 192, Cl. IO, 8.37%, 2/1/28[5]	32,840	7,165
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	101,343	14,861
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.037%, 6/1/26[7]	36,218	33,707
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426, Cl. BG, 6.00%, 3/15/17	103,233	108,855
Series 2427, Cl. ZM, 6.50%, 3/15/32	186,279	210,164
Series 2461, Cl. PZ, 6.50%, 6/15/32	91,852	103,296
Series 2500, Cl. FD, 0.655%, 3/15/32[3]	14,169	14,321
Series 2526, Cl. FE, 0.555%, 6/15/29[3]	17,098	17,223
Series 2551, Cl. FD, 0.555%, 1/15/33[3]	11,008	11,075
Series 2626, Cl. TB, 5.00%, 6/15/33	235,430	255,677
Series 2707, Cl. QE, 4.50%, 11/15/18	598,900	637,312
Series 2770, Cl. TW, 4.50%, 3/15/19	25,000	26,761
Series 3025, Cl. SJ, 24.182%, 8/15/35[3]	33,352	52,379
Series 3030, Cl. FL, 0.555%, 9/15/35[3]	167,039	167,424
Series 3741, Cl. PA, 2.15%, 2/15/35	530,608	541,149
Series 3815, Cl. BD, 3.00%, 10/15/20	24,756	25,532
Series 3822, Cl. JA, 5.00%, 6/15/40	176,811	188,333
Series 3840, Cl. CA, 2.00%, 9/15/18	18,272	18,613
Series 3848, Cl. WL, 4.00%, 4/15/40	230,271	238,272
Series 3857, Cl. GL, 3.00%, 5/15/40	15,295	15,498
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,328,782	1,330,096
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 51.583%, 3/15/29[5]	116,837	25,668
Series 2796, Cl. SD, 53.48%, 7/15/26[5]	160,245	33,084
Series 2802, Cl. AS, 0.00%, 4/15/33[5,8]	3,143	9
Series 2920, Cl. S, 53.813%, 1/15/35[5]	775,234	146,668
Series 2922, Cl. SE, 6.378%, 2/15/35[5]	46,926	8,364
Series 3201, Cl. SG, 4.777%, 8/15/36[5]	126,145	21,218
Series 3397, Cl. GS, 12.712%, 12/15/37[5]	51,883	9,559
Series 3424, Cl. EI, 0.318%, 4/15/38[5]	42,350	5,147
Series 3450, Cl. BI, 11.633%, 5/15/38[5]	146,609	21,138
Series 3606, Cl. SN, 3.907%, 12/15/39[5]	79,011	13,461

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.:
2.50%, 4/25/29[9]	$3,010,000	$3,008,589
3.00%, 4/25/29[9]	1,965,000	2,019,038
3.50%, 4/1/29[9]	7,975,000	8,363,781
4.00%, 4/1/29-4/1/44[9]	11,700,000	12,180,481
4.50%, 4/1/29-4/25/44[9]	11,054,000	11,788,672
5.00%, 4/25/44[9]	2,170,000	2,366,148
6.00%, 4/25/44[9]	425,000	473,726
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20[9]	292,157	307,694
3.50%, 2/1/22	348,501	367,003
5.50%, 9/1/20	5,268	5,731
6.00%, 11/1/17-3/1/37	379,060	421,174
6.50%, 5/1/17-10/1/19	92,259	97,599
7.00%, 11/1/17-10/1/35	36,540	39,365
7.50%, 1/1/33	112,007	132,445
8.50%, 7/1/32	6,412	7,396
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 18.219%, 6/1/23[5]	263,839	46,833
Series 233, Cl. 2, 42.751%, 8/1/23[5]	188,661	46,743
Series 252, Cl. 2, 41.218%, 11/1/23[5]	246,010	40,750
Series 319, Cl. 2, 0.096%, 2/1/32[5]	54,213	9,562
Series 320, Cl. 2, 5.308%, 4/1/32[5]	17,283	4,037
Series 321, Cl. 2, 0.00%, 4/1/32[5,6]	192,716	33,322
Series 331, Cl. 9, 5.586%, 2/1/33[5]	207,407	45,533
Series 334, Cl. 17, 12.623%, 2/1/33[5]	124,941	28,812
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	181,914	37,714
Series 339, Cl. 7, 0.00%, 8/1/33[5,6]	518,890	105,124
Series 343, Cl. 13, 0.00%, 9/1/33[5,6]	173,348	31,318
Series 345, Cl. 9, 0.00%, 1/1/34[5,6]	154,145	32,869
Series 351, Cl. 10, 0.00%, 4/1/34[5,6]	23,871	4,509
Series 351, Cl. 8, 0.00%, 4/1/34[5,6]	79,555	14,908
Series 356, Cl. 10, 0.00%, 6/1/35[5,6]	57,446	10,813
Series 356, Cl. 12, 0.00%, 2/1/35[5,6]	30,787	5,800
Series 362, Cl. 13, 0.00%, 8/1/35[5,6]	211,662	36,913
Series 364, Cl. 16, 0.00%, 9/1/35[5,6]	145,498	25,023
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61, Cl. PL, 6.00%, 11/25/28	84,774	93,839
Series 2003-130, Cl. CS, 13.792%, 12/25/33[3]	21,971	25,914
Series 2003-28, Cl. KG, 5.50%, 4/25/23	393,156	429,529
Series 2003-84, Cl. GE, 4.50%, 9/25/18	38,953	41,112
Series 2004-101, Cl. BG, 5.00%, 1/25/20	336,992	352,314
Series 2004-25, Cl. PC, 5.50%, 1/25/34	318,139	340,083
Series 2005-104, Cl. MC, 5.50%, 12/25/25	423,536	463,360
Series 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	280,544
Series 2005-73, Cl. DF, 0.404%, 8/25/35[3]	423,034	423,616
Series 2006-11, Cl. PS, 24.001%, 3/25/36[3]	120,891	192,626
Series 2006-46, Cl. SW, 23.634%, 6/25/36[3]	91,899	142,183
Series 2006-50, Cl. KS, 23.634%, 6/25/36[3]	20,209	31,706
Series 2008-14, Cl. BA, 4.25%, 3/25/23	170,284	179,183
Series 2008-75, Cl. DB, 4.50%, 9/25/23	147,689	156,133
Series 2009-113, Cl. DB, 3.00%, 12/25/20	515,831	532,152
Series 2009-36, Cl. FA, 1.094%, 6/25/37[3]	168,445	172,171
Series 2009-37, Cl. HA, 4.00%, 4/25/19	157,649	164,928
Series 2009-70, Cl. NT, 4.00%, 8/25/19	17,342	18,143
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,692,174	1,770,355
Series 2010-43, Cl. KG, 3.00%, 1/25/21	240,080	249,143
Series 2011-15, Cl. DA, 4.00%, 3/25/41	79,421	83,235
Series 2011-3, Cl. EL, 3.00%, 5/25/20	872,954	900,799
Series 2011-3, Cl. KA, 5.00%, 4/25/40	284,944	308,508
Series 2011-38, Cl. AH, 2.75%, 5/25/20	20,062	20,679
Series 2011-82, Cl. AD, 4.00%, 8/25/26	517,029	543,123
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65, Cl. S, 27.483%, 11/25/31[5]	202,823	48,436
Series 2001-81, Cl. S, 24.541%, 1/25/32[5]	53,779	13,330
Series 2002-47, Cl. NS, 30.264%, 4/25/32[5]	146,391	34,826
Series 2002-51, Cl. S, 30.458%, 8/25/32[5]	134,422	31,977
Series 2002-52, Cl. SD, 32.803%, 9/25/32[5]	185,630	44,345
Series 2002-77, Cl. SH, 35.181%, 12/18/32[5]	81,838	19,361

3 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-84, Cl. SA, 33.74%, 12/25/32[5]	$202,206	$45,897
Series 2002-9, Cl. MS, 25.342%, 3/25/32[5]	56,787	12,115
Series 2003-33, Cl. SP, 28.117%, 5/25/33[5]	220,234	46,093
Series 2003-4, Cl. S, 29.803%, 2/25/33[5]	126,589	29,523
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	465,886	67,228
Series 2004-54, Cl. DS, 37.003%, 11/25/30[5]	149,758	26,639
Series 2004-56, Cl. SE, 10.811%, 10/25/33[5]	42,545	7,919
Series 2005-12, Cl. SC, 7.305%, 3/25/35[5]	23,397	3,895
Series 2005-14, Cl. SE, 37.046%, 3/25/35[5]	74,368	11,110
Series 2005-40, Cl. SA, 46.445%, 5/25/35[5]	402,373	67,256
Series 2005-52, Cl. JH, 2.29%, 5/25/35[5]	964,963	145,878
Series 2005-93, Cl. SI, 17.843%, 10/25/35[5]	102,339	14,041
Series 2007-88, Cl. XI, 32.634%, 6/25/37[5]	270,962	40,975
Series 2008-55, Cl. SA, 16.793%, 7/25/38[5]	162,416	19,653
Series 2009-8, Cl. BS, 0.00%, 2/25/24[5,6]	65,335	5,235
Series 2012-40, Cl. PI, 1.946%, 4/25/41[5]	425,888	70,612
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.978%, 9/25/23[7]	95,733	81,107
		56,539,841

GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	61,638	67,545
7.50%, 1/15/23-6/15/24	47,813	52,154
8.00%, 5/15/17-4/15/23	33,160	36,516
8.50%, 8/15/17-12/15/17	8,496	9,170
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 61.034%, 2/16/32[5]	241,323	48,613
Series 2002-76, Cl. SY, 65.041%, 12/16/26[5]	527,871	105,408
Series 2007-17, Cl. AI, 16.118%, 4/16/37[5]	539,358	109,708
Series 2011-52, Cl. HS, 8.993%, 4/16/41[5]	266,418	58,603
		487,717

Non-Agency—8.6%
Commercial—7.2%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	85,000	91,184
Series 2006-6, Cl. AM, 5.39%, 10/10/45	830,000	900,406
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[3]	1,151,476	1,134,058
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[3]	365,000	398,759
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.349%, 1/15/46[3]	515,000	551,504
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.133%, 12/10/49[3]	105,000	117,905
Series 20113-GCJ11, 4.607%, 4/10/46[2]	185,000	165,836
Citigroup Mortgage Loan Trust, Inc., Series 2006- AR1, Cl. 1A1, 2.50%, 10/25/35[3]	797,975	779,575
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.793%, 6/10/46[3]	855,000	921,412
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[2,3]	185,000	173,473
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[2,3]	225,000	208,227
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[2,3]	200,000	177,311
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[2,5,6]	2,801,199	95,350
Series 2012-CR5, Cl. XA, 0.165%, 12/10/45[5]	441,210	45,379
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	247,974	198,805
Series 2006-C1, Cl. AJ, 5.466%, 2/15/39[3]	208,000	221,529
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	275,000	288,463
Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[2,3]	223,014	225,845

	Principal Amount	Value
Commercial (Continued)
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[2,3]	$50,000	$52,001
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[3]	248,464	194,505
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	200,100	204,622
Series 2005-FA8, Cl. 1A6, 0.804%, 11/25/35[3]	191,530	147,208
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	443,179	346,579
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[3]	221,805	194,567
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[2,3]	60,000	54,863
Series 2013-K26, Cl. C, 3.60%, 12/25/45[2,3]	40,000	36,456
Series 2013-K27, Cl. C, 3.497%, 1/25/46[2,3]	110,000	99,121
Series 2013-K28, Cl. C, 3.494%, 6/25/46[2,3]	110,000	98,797
GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 5.82%, 7/10/38[3]	230,000	250,625
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[3]	500,000	550,425
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	615,000	662,792
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.309%, 11/10/45[3]	430,000	427,862
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.61%, 4/10/38[3]	200,000	214,940
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[2]	91,064	91,948
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.215%, 7/25/35[3]	68,481	68,555
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	470,000	474,355
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	450,000	476,003
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[2]	60,985	61,111
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	233,725	215,667
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[2,3]	828,391	831,597
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[2,3]	254,737	215,862
LB-UBS Commercial Mortgage Trust, Series 2006- C4, Cl. AM, 5.853%, 6/15/38[3]	225,000	245,937
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.641%, 4/21/34[3]	102,816	104,981
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	610,000	666,599
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[2,3]	95,000	89,398
Series 2013-C7, Cl. D, 4.304%, 2/15/46[2,3]	115,000	103,257
Series 2013-C8, Cl. D, 4.172%, 12/15/48[2,3]	80,000	70,580
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	360,000	392,586
Series 2007-IQ15, Cl. AM, 5.908%, 6/11/49[3]	345,000	377,305
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.057%, 11/26/36[3,4]	259,914	166,310
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.451%, 6/26/46[2,3]	793,273	803,177
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.388%, 8/25/34[3]	470,172	463,324
Series 2006-4, Cl. 6A, 5.029%, 5/25/36[3]	138,907	117,857
Series 2007-6, Cl. 3A1, 4.512%, 7/25/37[3]	226,702	178,106
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/10/63[2,3]	45,000	41,342
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[3]	205,000	211,978
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.379%, 12/25/35[3]	111,784	104,638
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[3]	856,342	876,247
Wells Fargo Mortgage-Backed Securities Trust: Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[3]	45,870	46,411
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[3]	612,738	574,557
Series 2006-AR7, Cl. 2A4, 2.614%, 5/25/36[3]	285,126	266,434
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	172,459	179,157

4 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2007-AR8, Cl. A1, 5.962%, 11/25/37[3]	$623,756	$575,539
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[2,3]	50,000	46,188
Series 2012-C7, Cl. E, 4.848%, 6/15/45[2,3]	80,000	76,329
Series 2012-C8, Cl. E, 4.878%, 8/15/45[2,3]	95,000	91,749
Series 2013-C11, Cl. D, 4.184%, 3/15/45[2,3]	49,000	44,405
Series 2013-C15, Cl. D, 4.486%, 8/15/46[2,3]	225,000	202,310
WF-RBS Commercial Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series
2011-C3, Cl. XA, 0.00%, 3/15/44[2,5,6]	3,981,659	256,200
		20,038,383

Multi-Family—0.1%
Citigroup Mortgage Loan Trust, Inc., Series 2006- AR3, Cl. 1A2A, 5.404%, 6/25/36[3]	127,347	118,020
Countrywide Alternative Loan Trust, Series 2005- J14, Cl. A7, 5.50%, 12/25/35	92,783	82,475
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.567%, 5/25/37[3]	26,966	26,108
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.614%, 3/25/36[3]	56,901	56,903
		283,506

Residential—1.3%
Banc of America Commercial Mortgage Trust,
Series 2007-4, Cl. AM, 5.892%, 2/10/51[3]	820,000	911,781
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	139,132	125,999
Series 2007-C, Cl. 1A4, 5.316%, 5/20/36[3]	54,155	52,929
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.847%, 6/25/34[3]	147,650	148,088
Carrington Mortgage Loan Trust, Series 2006-
FRE1, Cl. A2, 0.264%, 7/25/36[3]	109,941	107,303
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	885,000	929,955
Countrywide Alternative Loan Trust, Series 2005- 29CB, Cl. A4, 5%, 7/25/35	561,534	484,667
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	162,850	156,892
Series 2005-29, Cl. A1, 5.75%, 12/25/35	93,561	87,730
Series 2006-6, Cl. A3, 6.00%, 4/25/36	84,025	79,530
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	65,124	63,029
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	58,368	59,488
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	17,275	13,490
Residential Asset Securitization Trust, Series 2005- A15, Cl. 1A4, 5.75%, 2/25/36	27,063	25,162
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR18, Cl. 3A1, 4.162%, 1/25/37[3]	64,143	58,174
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Cl. 1A2, 5.629%, 10/25/36[3]	120,478	117,827
		3,422,044
Total Mortgage-Backed Obligations
(Cost $80,262,748)		80,771,491

U.S. Government Obligations—4.1%
Federal Home Loan Mortgage Corp. Nts.:
2.375% Nts., 1/13/22[10]	611,000	599,728
5.50% Nts., 7/18/16	65,000	72,371
United States Treasury Nts.:
0.75%, 3/15/17	1,040,000	1,036,303
0.875%, 4/30/17	9,060,000	9,041,953
1.50%, 2/28/19	572,000	566,504
Total U.S. Government Obligations
(Cost $11,333,275)		11,316,859

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—27.4%
Consumer Discretionary—4.2%
Auto Components—0.3%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	$439,000	$479,608
TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[2]	290,000	299,425
7.25% Sr. Unsec. Nts., 3/15/17[2]	141,000	161,621
		940,654

Automobiles—1.1%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	463,000	466,404
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	403,529
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec.
Unsub. Nts., 8/2/21	1,090,000	1,256,232
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[2]	437,000	475,238
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[2]	468,000	465,945
		3,067,348

Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	151,000	149,599
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	468,037
Starwood Hotels & Resorts Worldwide, Inc.:
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	195,419
7.375% Sr. Unsec. Nts., 11/15/15	172,000	188,423
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	396,000	441,744
		1,443,222

Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	438,000	473,040
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	463,000	475,732
Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	123,000	122,830
		1,071,602

Media—1.0%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	183,000	216,003
Comcast Cable Communications Holdings, Inc.,
9.455% Sr. Unsec. Nts., 11/15/22	205,000	291,025
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	433,000	433,578
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc., 5.15% Sr. Unsec. Nts., 3/15/42	155,000	147,063
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	85,809
9.15% Debs., 2/1/23	38,000	51,929
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 2/15/23	76,000	74,050
4.20% Sr. Unsec. Nts., 4/15/24	226,000	225,575
6.25% Sr. Unsec. Nts., 11/15/14	155,000	160,231
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	496,000	498,480
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	101,000	106,839
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub.
Nts., 9/15/42	349,000	321,609
WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	152,000	160,719
		2,772,910

Multiline Retail—0.4%
Dollar General Corp., 4.125% Sr. Unsec. Nts.,
7/15/17	498,000	533,121

5 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multiline Retail (Continued)
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	$414,000	$419,900
		953,021

Specialty Retail—0.2%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	178,246
L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	51,000	58,395
8.50% Sr. Unsec. Nts., 6/15/19	331,000	402,165
		638,806

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co., 7.625% Sr. Unsec. Nts.,
5/15/20	411,000	448,504
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	472,000	468,460
		916,964

Consumer Staples—1.4%
Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	386,000	587,780
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	472,000	462,560
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	270,000	275,824
Pernod Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[2]	260,000	272,397
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	235,000	247,011
		1,845,572

Food & Staples Retailing—0.1%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	250,000	255,135
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	98,000	99,451
		354,586

Food Products—0.3%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	400,506
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	34,000	34,049
8.50% Sr. Unsec. Nts., 6/15/19	270,000	333,653
		768,208

Personal Products—0.2%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	496,000	497,849

Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	261,000	429,601

Energy—3.5%
Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	119,000	128,063
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16[2]	41,000	41,973
5.00% Sr. Unsec. Nts., 9/15/20	138,000	147,555
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	349,000	361,681
Transocean, Inc., 5.05% Sr. Unsec. Nts., 12/15/16	413,000	449,543
Weatherford International Ltd., 5.95% Sr. Unsec.
Nts., 4/15/42	295,000	318,957
		1,447,772

Oil, Gas & Consumable Fuels—3.0%
Access Midstream Partners LP/ACMP Finance
Corp., 4.875% Sr. Unsec. Nts., 5/15/23	450,000	455,625
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	186,000	216,112
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts.,
4/1/42[2]	206,000	228,172
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub.
Nts., 5/1/22	472,000	514,480

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec.
Unsub. Nts., 5/9/43	$164,000	$145,214
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	509,000	528,181
DCP Midstream LLC, 5.375% Sr. Unsec. Nts.,
10/15/15[2]	342,000	360,668
DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	504,000	493,438
El Paso Pipeline Partners Operating Co. LLC,
4.10% Sr. Unsec. Nts., 11/15/15	181,000	190,056
Enbridge Energy Partners LP, 5.35% Sr. Unsec.
Nts., 12/15/14	209,000	215,814
Energy Transfer Partners LP, 8.50% Sr. Unsec. Nts., 4/15/14	180,000	180,472
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	356,000	357,632
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	468,000	477,021
5.45% Sr. Unsec. Nts., 10/14/21[2]	245,000	264,915
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	83,000	94,544
Range Resources Corp., 5.75% Sr. Unsec. Sub.
Nts., 6/1/21	435,000	468,169
Ras Laffan Liquefied Natural Gas Co. Ltd. III,
5.50% Sr. Sec. Nts., 9/30/14[2]	291,000	297,547
Rockies Express Pipeline LLC, 3.90% Sr. Unsec.
Unsub. Nts., 4/15/15[4]	454,000	458,540
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	255,000	262,540
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	277,000	297,187
4.75% Sr. Unsec. Nts., 3/15/24	229,000	241,803
Sunoco Logistics Partner LP, 5.30% Sr. Unsec. Nts., 4/1/44	82,000	81,647
Targa Resources Partners LP/Targa Resources
Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	470,000	467,650
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	465,000	501,038
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub.
Nts., 5/10/21[2]	372,000	398,793
		8,197,258

Financials—9.0%
Capital Markets—1.5%
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec.
Nts., 3/30/43[2]	243,000	261,199
Goldman Sachs Capital I, 6.345% Sub. Nts.,
2/15/34	499,000	518,129
Goldman Sachs Group, Inc. (The):
3.625% Sr. Unsec. Nts., 1/22/23	500,000	492,838
4.00% Sr. Unsec. Nts., 3/3/24	189,000	188,572
Lazard Group LLC, 4.25% Sr. Unsec. Nts.,
11/14/20	401,000	416,208
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts.,
4/7/21[2]	716,000	811,324
Morgan Stanley, 5% Sub. Nts., 11/24/25	847,000	873,556
Nomura Holdings, Inc., 2% Sr. Unsec. Nts.,
9/13/16	452,000	457,936
Raymond James Financial, Inc., 5.625% Sr. Unsec.
Unsub. Nts., 4/1/24	265,000	288,393
		4,308,155

Commercial Banks—3.5%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	276,000	287,110
Bank of Amercia Corp., 7.75% Jr. Sub. Nts.,
5/14/38	424,000	560,846
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	460,000	488,515
BPCE SA:
5.15% Sub. Nts., 7/21/24[2]	125,000	124,619

6 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
BPCE SA: (Continued) 5.70% Sub. Nts., 10/22/23[2]	$465,000	$484,293
Citigroup, Inc.: 6.675% Sub. Nts., 9/13/43	405,000	475,918
Series D, 5.95% Jr. Sub. Perpetual Bonds[3,11]	465,000	455,119
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	458,000	526,127
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[2,3,11]	736,000	768,016
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	1,120,000	1,169,000
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[3,11]	399,000	421,942
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	690,000	789,692
Nordea Bank AB, 2.375% Sr. Unsec. Nts., 4/4/19[2,9]	235,000	233,990
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,4,11]	751,000	791,366
Regions Bank, 7.50% Sub. Nts., 5/15/18	150,000	177,403
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,11	500,000	510,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,3,11]	440,000	470,270
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	460,000	484,002
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,11	327,000	373,189
		9,591,417

Consumer Finance—0.4%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	455,000	482,869
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	552,000	542,914
		1,025,783

Diversified Financial Services—0.5%
Burlington Northern Santa Fe LLC, 4.90% Sr. Unsec. Nts., 4/1/44	181,000	187,299
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	652,000	680,629
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	495,000	494,505
		1,362,433

Insurance—2.1%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[2]	347,000	353,608
Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	419,000	442,937
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	371,915
CNA Financial Corp., 5.875% Sr. Unsec. Unsub. Nts., 8/15/20	169,000	194,322
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	384,062
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	733,000	764,125
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[2]	260,000	268,214
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	543,000	552,181
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	811,000	809,986
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	64,000	64,889
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	331,000	330,172
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,11]	780,000	838,500
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[3,4]	437,000	470,867
		5,845,778

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—1.0%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$285,000	$307,279
5.90% Sr. Unsec. Nts., 11/1/21	233,000	261,725
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[2]	454,000	454,514
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	255,000	248,558
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	457,000	453,573
Hospitality Properties Trust:
4.65% Sr. Unsec. Nts., 3/15/24	225,000	224,327
5.125% Sr. Unsec. Nts., 2/15/15	262,000	265,950
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	211,000	213,146
Prologis LP, 5.625% Sr. Unsec. Nts., 11/15/16	409,000	451,335
		2,880,407

Health Care—1.5%
Biotechnology—0.3%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	574,000	560,492
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	263,000	302,373
		862,865

Health Care Equipment & Supplies—0.3%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	465,000	472,436
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	440,109
		912,545

Health Care Providers & Services—0.3%
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[2]	350,000	360,500
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	422,000	450,485
		810,985

Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	392,000	404,173
5.30% Sr. Unsec. Nts., 2/1/44	165,000	178,504
		582,677

Pharmaceuticals—0.4%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	471,964
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[2]	468,000	461,551
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	158,000	157,101
		1,090,616

Industrials—2.3%
Aerospace & Defense—0.4%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	444,000	458,985
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	430,000	476,763
Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	230,000	234,776
6.20% Sr. Unsec. Nts., 3/15/15	34,000	35,700
		1,206,224

Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	501,790

Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	484,380
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	347,000	345,279
		829,659

7 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	$349,000	$344,638

Industrial Conglomerates—0.3%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,11	682,000	732,859

Machinery—0.2%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	241,330
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[2]	410,000	419,468
		660,798

Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	470,000	475,875

Road & Rail—0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	446,000	457,391
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	252,776
		710,167

Trading Companies & Distributors—0.3%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	458,280
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	437,000	479,607
		937,887

Information Technology—1.1%
Electronic Equipment, Instruments, & Components—0.4%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	79,000	80,989
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	553,255
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	574,759
		1,209,003

IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	244,000	232,370

Office Electronics—0.2%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	462,741

Technology Hardware, Storage & Peripherals—0.4%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	458,285
4.75% Sr. Unsec. Nts., 6/2/14	144,000	145,012
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[2]	410,000	423,325
		1,026,622

Materials—2.0%
Chemicals—0.4%
Agrium, Inc., 4.90% Sr. Unsec. Nts., 6/1/43	135,000	133,934
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	152,222
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	466,875
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	234,000	220,642
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	268,000	246,063
		1,219,736

Construction Materials—0.2%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	440,000	463,827

Containers & Packaging—0.4%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	184,000	200,100

	Principal Amount	Value
Containers & Packaging (Continued)
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	$358,000	$371,327
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	484,000	491,756
		1,063,183

Metals & Mining—0.9%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	282,000	298,097
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	220,000	210,521
BHP Billiton Finance USA Ltd., 5% Sr. Unsec. Nts., 9/30/43	118,000	125,358
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	159,824
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	464,000	466,778
3.875% Sr. Unsec. Nts., 3/15/23	495,000	474,252
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	342,000	358,649
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	391,000	419,421
		2,512,900

Paper & Forest Products—0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	170,000	195,606

Telecommunication Services—1.4%
Diversified Telecommunication Services—1.2%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	200,000	177,225
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	304,000	471,100
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	472,837
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	297,775
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	450,000	547,990
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	455,000	482,869
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	223,000	262,702
6.55% Sr. Unsec. Nts., 9/15/43	566,000	691,276
		3,403,774

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	361,000	321,052
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	128,486
6.25% Sr. Unsec. Nts., 11/30/32	150,000	173,942
		623,480

Utilities—1.0%
Electric Utilities—0.6%
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	257,000	261,125
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	203,000	214,518
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	237,000	246,050
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	96,375
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	223,000	218,941
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	590,000	647,269
		1,684,278

Independent Power and Renewable Electricity Producers—0.1%
Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[2]	329,000	333,936

8 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities—0.3%
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	$240,000	$243,698
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	172,000	191,653
PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	290,000	288,532
		723,883
Total Non-Convertible Corporate Bonds and Notes (Cost $73,831,926)		76,174,270

	Shares
Investment Company—7.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[12,13] (Cost $19,917,607)	19,917,607	19,917,607
Total Investments, at Value (Cost $292,964,509)	111.8%	310,475,289

Liabilities in Excess of Other Assets	(11.8)	(32,673,092)

Net Assets	100.0%	$277,802,197

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,931,375 or 13.29% of the Fund’s net assets as of March 31, 2014.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $2,199,794, which represents 0.79% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	$309,913	$312,711	$2,798
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.057%, 11/26/36	10/24/12-1/1/14	131,251	166,310	35,059
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	765,601	791,366	25,765
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-9/5/13	455,863	458,540	2,677
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	462,188	470,867	8,679

		$2,124,816	$2,199,794	$74,978

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,414,597 or 0.87% of the Fund’s net assets as of March 31, 2014.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $114,814 or 0.04% of the Fund’s net assets as of March 31, 2014.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See accompanying Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $226,262. See accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Rate shown is the 7-day yield as of March 31, 2014.

9 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	19,917,607	—	—	19,917,607

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$19,917,607	$3,962

Futures Contracts as of March 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
United States Treasury Long Bonds	CBT	Buy	6/19/14	61	$8,126,344	$74,000
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/14	105	23,054,063	25,543
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/14	6	713,719	2,750
United States Treasury Nts., 10 yr.	CBT	Sell	6/19/14	2	247,000	2,599
United States Treasury Ultra Bonds	CBT	Buy	6/19/14	34	4,911,938	109,428

						$214,320

Glossary:

Exchange Abbreviations
CBT	Chicago Board of Trade

10 OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Capital Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$59,224,984
Sold securities	18,292,386

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

11 OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party pricing vendors
Security Type
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

12 OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$12,618,479	$—	$—	$12,618,479
Consumer Staples	5,862,820	2,276,861	—	8,139,681
Energy	9,750,353	—	—	9,750,353
Financials	16,265,933	—	—	16,265,933
Health Care	12,432,105	—	—	12,432,105
Industrials	11,937,568	—	—	11,937,568
Information Technology	16,565,305	—	—	16,565,305
Materials	3,626,803	—	—	3,626,803
Telecommunication Services	1,498,645	—	—	1,498,645
Utilities	1,723,977	—	—	1,723,977
Asset-Backed Securities	—	27,736,213	—	27,736,213
Mortgage-Backed Obligations	—	80,771,491	—	80,771,491
U.S. Government Obligations	—	11,316,859	—	11,316,859
Non-Convertible Corporate Bonds and Notes	—	76,174,270	—	76,174,270
Investment Company	19,917,607	—	—	19,917,607
Total Investments, at Value	112,199,595	198,275,694	—	310,475,289
Other Financial Instruments:
Variation margin Receivable	1,455	—	—	1,455
Total Assets	$112,201,050	$198,275,694	$—	$310,476,744

Liabilities Table
Other Financial Instruments:
Variation margin Payable	$(36,764)	$—	$—	$(36,764)
Total Liabilities	$(36,764)	$—	$—	$(36,764)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

13 OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $15,033,523 and $18,815,910 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

14 OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$293,033,928
Federal tax cost of other investments	(11,190,820)

Total federal tax cost	$281,843,108

Gross unrealized appreciation	$20,578,909
Gross unrealized depreciation	(2,923,228)

Net unrealized appreciation	$17,655,681

15 OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—16.0%
Auto Components—0.5%
Magna International, Inc.	44,670	$4,302,168

Hotels, Restaurants & Leisure—0.8%
Chipotle Mexican Grill, Inc.[1]	13,020	7,396,011

Household Durables—0.8%
Harman International Industries, Inc.	71,400	7,596,960

Internet & Catalog Retail—2.9%
Amazon.com, Inc.[1]	29,274	9,851,286
Priceline.com, Inc. (The)[1]	5,550	6,614,990
TripAdvisor, Inc.[1]	128,160	11,610,014

		28,076,290

Media—6.6%
Time Warner, Inc.	211,930	13,845,387
Twenty-First Century Fox, Inc., Cl. B	610,340	18,993,781
Walt Disney Co. (The)	379,440	30,381,761

		63,220,929

Specialty Retail—3.1%
Home Depot, Inc. (The)	119,990	9,494,809
Tiffany & Co.	80,270	6,915,260
TJX Cos., Inc. (The)	222,120	13,471,578

		29,881,647

Textiles, Apparel & Luxury Goods—1.3%
Nike, Inc., Cl. B	117,210	8,657,130
VF Corp.	56,320	3,485,082

		12,142,212

Consumer Staples—6.0%
Beverages—1.9%
Brown-Forman Corp., Cl. B	133,485	11,972,270
SABMiller plc	115,530	5,770,529

		17,742,799

Food & Staples Retailing—2.6%
Costco Wholesale Corp.	35,860	4,004,845
CVS Caremark Corp.	280,790	21,019,939

		25,024,784

Food Products—1.5%
Hershey Co. (The)	138,730	14,483,412

Energy—5.1%
Energy Equipment & Services—1.1%
Halliburton Co.	74,250	4,372,582
Oceaneering International, Inc.	89,750	6,449,435

		10,822,017

Oil, Gas & Consumable Fuels—4.0%
Antero Resources Corp.[1]	98,110	6,141,686
EOG Resources, Inc.	115,990	22,753,758
Pioneer Natural Resources Co.	47,960	8,975,235

		37,870,679

Financials—7.7%
Capital Markets—5.3%
Ameriprise Financial, Inc.	83,390	9,178,737
Charles Schwab Corp. (The)	323,170	8,832,236
Goldman Sachs Group, Inc. (The)	31,050	5,087,543
Invesco Ltd.	296,230	10,960,510
Northern Trust Corp.	245,790	16,113,992

		50,173,018

Consumer Finance—0.5%
Discover Financial Services	84,800	4,934,512

	Shares	Value
Insurance—1.6%
Aon plc	186,040	$15,679,451

Real Estate Investment Trusts (REITs)—0.3%
American Tower Corp.	36,740	3,007,904

Health Care—23.3%
Biotechnology—11.0%
Amgen, Inc.	96,270	11,873,942
Biogen Idec, Inc.[1]	114,200	34,930,354
Celgene Corp.[1]	118,147	16,493,321
Gilead Sciences, Inc.[1]	439,820	31,165,645
Vertex Pharmaceuticals, Inc.[1]	153,930	10,885,930

		105,349,192

Health Care Providers & Services—1.6%
UnitedHealth Group, Inc.	189,570	15,542,844

Health Care Technology—1.4%
Cerner Corp.[1]	229,310	12,898,687

Life Sciences Tools & Services—2.6%
Agilent Technologies, Inc.	179,940	10,062,245
Thermo Fisher Scientific, Inc.	124,650	14,987,916

		25,050,161

Pharmaceuticals—6.7%
Actavis plc[1]	40,760	8,390,446
Allergan, Inc.	73,910	9,172,231
Bristol-Myers Squibb Co.	311,070	16,160,087
Pfizer, Inc.	603,790	19,393,735
Roche Holding AG	34,703	10,431,254

		63,547,753

Industrials—8.6%
Aerospace & Defense—2.2%
B/E Aerospace, Inc.[1]	125,410	10,884,334
Precision Castparts Corp.	38,420	9,711,039

		20,595,373

Building Products—1.0%
Allegion plc	72,610	3,788,064
Fortune Brands Home & Security, Inc.	132,100	5,558,768

		9,346,832

Electrical Equipment—0.9%
AMETEK, Inc.	167,690	8,634,358

Machinery—3.9%
Caterpillar, Inc.	95,750	9,514,677
Ingersoll-Rand plc	202,550	11,593,962
Pall Corp.	45,430	4,064,622
Parker Hannifin Corp.	97,790	11,706,441

		36,879,702

Trading Companies & Distributors—0.6%
United Rentals, Inc.[1]	63,350	6,014,449

Information Technology—28.4%
Communications Equipment—1.3%
Cisco Systems, Inc.	566,830	12,702,660

Internet Software & Services—9.1%
Facebook, Inc., Cl. A1	595,940	35,899,425
Google, Inc., Cl. A1	29,790	33,201,253
LinkedIn Corp., Cl. A1	97,870	18,100,078

		87,200,756

IT Services—5.3%
FleetCor Technologies, Inc.[1]	70,170	8,076,567
MasterCard, Inc., Cl. A	312,170	23,319,099
Visa, Inc., Cl. A	88,637	19,133,183

		50,528,849

1 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—0.8%
Xilinx, Inc.	136,010	$7,381,263
Software—2.3%
Autodesk, Inc.[1]	358,120	17,612,342
Salesforce.com, Inc.[1]	70,780	4,040,830

		21,653,172
Technology Hardware, Storage & Peripherals—9.6%
Apple, Inc.	109,870	58,971,624
EMC Corp.	751,120	20,588,199
Western Digital Corp.	135,130	12,407,637

		91,967,460
Materials—3.4%
Chemicals—3.4%
Dow Chemical Co. (The)	171,710	8,343,389
Methanex Corp.	105,240	6,729,045
PPG Industries, Inc.	91,410	17,684,179

		32,756,613

Total Common Stocks (Cost $674,756,349)		940,404,917
Investment Company—0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $5,424,801)	5,424,801	5,424,801
Total Investments, at Value (Cost $680,181,150)	99.1%	945,829,718

Assets in Excess of Other Liabilities	0.9	8,911,799

Net Assets	100.0%	$954,741,517

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of March 31, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	3,644,176	57,812,517	56,031,892	5,424,801

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,424,801	$1,988

2 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

    1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

    2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

    3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$152,616,217	$—	$—	$152,616,217
Consumer Staples	51,480,466	5,770,529	—	57,250,995
Energy	48,692,696	—	—	48,692,696
Financials	73,794,885	—	—	73,794,885
Health Care	211,957,383	10,431,254	—	222,388,637
Industrials	81,470,714	—	—	81,470,714
Information Technology	271,434,160	—	—	271,434,160
Materials	32,756,613	—	—	32,756,613
Investment Company	5,424,801	—	—	5,424,801

Total Assets	$929,627,935	$16,201,783	$—	$945,829,718

4 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$680,256,290

Gross unrealized appreciation	$272,588,503
Gross unrealized depreciation	(7,015,075)

Net unrealized appreciation	$265,573,428

5 OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Principal Amount	Value
Asset-Backed Securities—15.0%
Auto Loan—14.2%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	$ 109,227	$ 109,512
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	63,912	64,076
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	90,000	90,605
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	381,000	389,007
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	520,000	522,253
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Cl. D, 5.05%, 12/8/17	135,000	144,058
Series 2012-1, Cl. D, 4.72%, 3/8/18	155,000	164,046
Series 2012-2, Cl. D, 3.38%, 4/9/18	700,000	728,273
Series 2012-4, Cl. D, 2.68%, 10/9/18	75,000	76,786
Series 2012-5, Cl. C, 1.69%, 11/8/18	255,000	256,575
Series 2012-5, Cl. D, 2.35%, 12/10/18	365,000	370,652
Series 2013-1, Cl. C, 1.57%, 1/8/19	420,000	419,741
Series 2013-1, Cl. D, 2.09%, 2/8/19	555,000	554,840
Series 2013-1, Cl. E, 2.64%, 7/8/20[1]	135,000	135,277
Series 2013-2, Cl. D, 2.42%, 5/8/19	445,000	448,923
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	345,000	351,261
Series 2013-3, Cl. D, 3.00%, 7/8/19	290,000	296,670
Series 2013-4, Cl. D, 3.31%, 10/8/19	30,000	30,985
Series 2013-5, Cl. D, 2.86%, 12/8/19	625,000	633,729
California Republic Auto Receivables Trust,
Series 2013-2, Cl. C, 3.32%, 8/17/20	230,000	229,519
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	195,000	193,739
Series 2013-4, Cl. D, 3.22%, 5/20/19	105,000	105,108
Series 2014-1, Cl. D, 3.39%, 7/22/19	115,000	115,202
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	86,034	86,352
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	530,000	536,947
Series 2014-1A, Cl. A, 1.46%, 12/17/18[1]	155,000	155,031
Centre Point Funding LLC, Series 2010-1A, Cl. 1,
5.43%, 7/20/16[1]	52,610	54,152
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	304,292	308,586
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	513,000	513,279
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]	155,000	155,863
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	80,000	81,097
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	235,000	236,169
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	260,000	262,274
DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	25,000	25,606
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	130,000	133,278
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	175,000	178,252
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	485,000	498,737
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	360,000	367,045
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	205,000	207,307
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	35,000	35,401
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	400,000	409,113
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	405,000	417,473
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	230,000	231,054
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	230,000	231,142
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	155,000	162,334
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	385,000	383,122
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	165,000	164,137
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	125,000	124,332
Ford Credit Auto Owner Trust, Series 2013-A,
Cl. D, 1.86%, 8/15/19	280,000	277,734
Ford Credit Floorplan Master Owner Trust A,
Series 2012-2, Cl. C, 2.86%, 1/15/19	295,000	306,103
Navistar Financial Dealer Note Master Trust,
Series 2013-2, Cl. D, 2.404%, 9/25/18[1,3]	385,000	385,732
Prestige Auto Receivables Trust, Series 2011-1A,
Cl. D, 5.18%, 7/16/18[1]	180,000	184,912
Santander Drive Auto Receivables Trust:
Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000	569,826

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2012-4, Cl. D, 3.50%, 6/15/18	$ 680,000	$ 707,368
Series 2012-5, Cl. D, 3.30%, 9/17/18	835,000	862,506
Series 2012-6, Cl. B, 1.33%, 5/15/17	560,000	563,209
Series 2012-6, Cl. D, 2.52%, 9/17/18	880,000	890,186
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	480,000	482,602
Series 2013-1, Cl. C, 1.76%, 1/15/19	455,000	457,166
Series 2013-1, Cl. D, 2.27%, 1/15/19	240,000	241,273
Series 2013-2, Cl. D, 2.57%, 3/15/19	325,000	329,948
Series 2013-3, Cl. C, 1.81%, 4/15/19	100,000	100,404
Series 2013-3, Cl. D, 2.42%, 4/15/19	215,000	216,639
Series 2013-4, Cl. D, 3.92%, 1/15/20	110,000	116,032
Series 2013-5, Cl. C, 2.25%, 6/17/19	35,000	35,391
Series 2013-5, Cl. D, 2.73%, 10/15/19	330,000	333,143
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	780,000	802,246
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	2,567	2,568
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	190,000	193,041
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	130,000	131,317
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	145,000	147,489
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[1]	4,392	4,393
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	190,000	191,478
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]	135,000	135,883
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	230,000	231,232
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	145,000	146,037
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	30,000	30,197
		21,464,975
Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	98,319	97,764
Home Equity Loan—0.7%
New Residential Advance Receivables Trust Advance Receivables Backed:
Series 2014-T1, Cl. A1, 1.274%, 3/15/45[1]	405,000	405,027
Series 2014-T1, Cl. B1, 1.671%, 3/15/45[1]	350,000	350,015
TAL Advantage V LLC, Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	381,792	381,916
		1,136,958
Total Asset-Backed Securities (Cost $22,492,952)		22,699,697
Mortgage-Backed Obligations—46.3%
Government Agency—32.6%
FHLMC/FNMA/FHLB/Sponsored—32.3%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	7,524	8,220
5.50%, 9/1/39	705,118	783,398
6.00%, 5/1/18-10/1/29	1,164,501	1,292,033
6.50%, 4/1/18-4/1/34	293,043	324,557
7.00%, 8/1/16-10/1/37	342,876	390,627
8.00%, 4/1/16	46,702	48,323
9.00%, 8/1/22-5/1/25	31,549	34,937
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,873	2,138
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 12.54%, 9/1/29[4]	11,388	2,089
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	165,976	42,168
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	137,303	20,134
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO,
4.059%, 6/1/26[6]	60,363	56,179
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	7,831	8,680
Series 1674, Cl. Z, 6.75%, 2/15/24	25,507	28,516
Series 2034, Cl. Z, 6.50%, 2/15/28	3,207	3,583
Series 2042, Cl. N, 6.50%, 3/15/28	8,009	8,989
Series 2043, Cl. ZP, 6.50%, 4/15/28	385,693	435,097
Series 2046, Cl. G, 6.50%, 4/15/28	23,912	26,731

1 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2053, Cl. Z, 6.50%, 4/15/28	$ 3,833	$ 4,284
Series 2066, Cl. Z, 6.50%, 6/15/28	435,066	482,938
Series 2195, Cl. LH, 6.50%, 10/15/29	319,513	357,935
Series 2220, Cl. PD, 8.00%, 3/15/30	1,965	2,283
Series 2326, Cl. ZP, 6.50%, 6/15/31	83,564	94,115
Series 2461, Cl. PZ, 6.50%, 6/15/32	387,953	436,292
Series 2470, Cl. LF, 1.155%, 2/15/32[3]	3,041	3,127
Series 2500, Cl. FD, 0.655%, 3/15/32[3]	89,507	90,467
Series 2526, Cl. FE, 0.555%, 6/15/29[3]	116,494	117,342
Series 2538, Cl. F, 0.755%, 12/15/32[3]	336,135	340,424
Series 2551, Cl. FD, 0.555%, 1/15/33[3]	73,278	73,725
Series 2707, Cl. QE, 4.50%, 11/15/18	34,420	36,627
Series 2770, Cl. TW, 4.50%, 3/15/19	20,000	21,408
Series 3025, Cl. SJ, 24.182%, 8/15/35[3]	33,352	52,379
Series 3030, Cl. FL, 0.555%, 9/15/35[3]	4,818	4,830
Series 3645, Cl. EH, 3.00%, 12/15/20	180,675	187,605
Series 3741, Cl. PA, 2.15%, 2/15/35	430,223	438,769
Series 3815, Cl. BD, 3.00%, 10/15/20	12,378	12,766
Series 3822, Cl. JA, 5.00%, 6/15/40	17,413	18,548
Series 3840, Cl. CA, 2.00%, 9/15/18	9,136	9,306
Series 3848, Cl. WL, 4.00%, 4/15/40	35,041	36,259
Series 3857, Cl. GL, 3.00%, 5/15/40	13,110	13,284
Series 4221, Cl. HJ, 1.50%, 7/15/23	104,511	104,614
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 53.468%, 7/17/28[4]	2,436	538
Series 2079, Cl. S, 39.731%, 7/17/28[4]	4,566	1,026
Series 2130, Cl. SC, 51.702%, 3/15/29[4]	180,341	39,620
Series 2526, Cl. SE, 31.115%, 6/15/29[4]	5,261	1,183
Series 2796, Cl. SD, 52.19%, 7/15/26[4]	272,192	56,197
Series 2802, Cl. AS, 0.00%, 4/15/33[4,7]	4,287	12
Series 2920, Cl. S, 54.132%, 1/15/35[4]	984,206	186,204
Series 2922, Cl. SE, 6.423%, 2/15/35[4]	119,618	21,320
Series 3004, Cl. SB, 0.63%, 7/15/35[4]	51,706	8,677
Series 3201, Cl. SG, 4.91%, 8/15/36[4]	291,790	49,080
Series 3397, Cl. GS, 12.712%, 12/15/37[4]	24,152	4,450
Series 3424, Cl. EI, 0.318%, 4/15/38[4]	38,006	4,619
Series 3450, Cl. BI, 11.938%, 5/15/38[4]	640,074	92,284
Series 3606, Cl. SN, 3.906%, 12/15/39[4]	171,191	29,165
Federal National Mortgage Assn.:
2.50%, 4/25/29[8]	2,540,000	2,538,809
3.00%, 4/25/29[8]	1,655,000	1,700,512
3.50%, 4/1/29[8]	6,735,000	7,063,331
4.00%, 4/1/29-4/1/44[8]	9,800,000	10,202,474
4.50%, 4/1/29-4/25/44[8]	8,745,000	9,329,914
5.00%, 4/25/44[8]	430,000	468,868
6.00%, 4/25/44[8]	160,000	178,344
Federal National Mortgage Assn. Pool:
2.507%, 10/1/36[3]	119,333	126,441
3.50%, 12/1/20-2/1/22[8]	374,005	393,869
5.00%, 2/1/22-7/1/22	5,292	5,680
5.50%, 2/1/35-5/1/36	294,559	327,948
6.50%, 5/1/17-1/1/34	420,569	446,087
7.00%, 11/1/17-7/1/35	165,512	179,404
7.50%, 1/1/33	7,158	8,464
8.50%, 7/1/32	15,115	17,433
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 42.416%, 5/1/23[4]	4,170	675
Series 222, Cl. 2, 18.721%, 6/1/23[4]	438,201	77,784
Series 252, Cl. 2, 40.788%, 11/1/23[4]	419,494	69,487
Series 294, Cl. 2, 10.414%, 2/1/28[4]	44,391	9,895
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	4,162	899
Series 303, Cl. IO, 9.615%, 11/1/29[4]	77,802	16,061
Series 320, Cl. 2, 5.389%, 4/1/32[4]	304,406	71,109
Series 321, Cl. 2, 0.00%, 4/1/32[4,5]	858,655	148,469
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	8,873	1,929
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	12,672	2,549
Series 331, Cl. 9, 5.356%, 2/1/33[4]	257,140	56,451
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	21,551	4,671

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 334, Cl. 17, 12.692%, 2/1/33[4]	$ 178,360	$ 41,131
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	307,258	63,699
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	649,007	131,485
Series 343, Cl. 13, 0.00%, 9/1/33[4,5]	291,053	52,584
Series 343, Cl. 18, 0.00%, 5/1/34[4,5]	78,188	14,073
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	204,794	43,669
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	104,079	19,661
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	169,980	31,854
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	125,699	23,659
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	61,574	11,600
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	233,769	40,768
Series 364, Cl. 15, 0.00%, 9/1/35[4,5]	12,341	2,102
Series 364, Cl. 16, 0.00%, 9/1/35[4,5]	246,274	42,354
Series 365, Cl. 16, 0.00%, 3/1/36[4,5]	383,800	59,342
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	306,489	343,171
Series 1998-58, Cl. PC, 6.50%, 10/25/28	228,981	256,924
Series 1998-61, Cl. PL, 6.00%, 11/25/28	109,977	121,737
Series 1999-54, Cl. LH, 6.50%, 11/25/29	190,128	210,868
Series 2001-44, Cl. QC, 6.00%, 9/25/16	6,603	6,898
Series 2001-51, Cl. OD, 6.50%, 10/25/31	14,791	16,347
Series 2001-74, Cl. QE, 6.00%, 12/25/31	283,090	314,235
Series 2002-12, Cl. PG, 6.00%, 3/25/17	3,676	3,865
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,354,184	2,571,985
Series 2003-84, Cl. GE, 4.50%, 9/25/18	17,978	18,975
Series 2004-101, Cl. BG, 5.00%, 1/25/20	458,374	479,216
Series 2004-25, Cl. PC, 5.50%, 1/25/34	12,726	13,603
Series 2005-73, Cl. DF, 0.404%, 8/25/35[3]	17,371	17,395
Series 2006-11, Cl. PS, 24.001%, 3/25/36[3]	161,570	257,444
Series 2006-46, Cl. SW, 23.634%, 6/25/36[3]	122,935	190,201
Series 2006-50, Cl. KS, 23.634%, 6/25/36[3]	175,938	276,026
Series 2008-14, Cl. BA, 4.25%, 3/25/23	58,694	61,761
Series 2008-75, Cl. DB, 4.50%, 9/25/23	115,582	122,191
Series 2009-113, Cl. DB, 3.00%, 12/25/20	379,624	391,635
Series 2009-36, Cl. FA, 1.094%, 6/25/37[3]	178,278	182,221
Series 2009-70, Cl. NT, 4.00%, 8/25/19	8,214	8,594
Series 2009-70, Cl. TL, 4.00%, 8/25/19	182,543	190,977
Series 2010-43, Cl. KG, 3.00%, 1/25/21	102,547	106,418
Series 2011-3, Cl. EL, 3.00%, 5/25/20	642,447	662,939
Series 2011-38, Cl. AH, 2.75%, 5/25/20	10,803	11,135
Series 2011-82, Cl. AD, 4.00%, 8/25/26	199,719	209,798
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 28.075%, 11/18/31[4]	10,772	2,102
Series 2001-63, Cl. SD, 29.204%, 12/18/31[4]	3,903	776
Series 2001-65, Cl. S, 27.518%, 11/25/31[4]	270,259	64,540
Series 2001-68, Cl. SC, 19.752%, 11/25/31[4]	2,472	577
Series 2001-81, Cl. S, 24.58%, 1/25/32[4]	81,577	20,221
Series 2002-28, Cl. SA, 33.894%, 4/25/32[4]	2,500	553
Series 2002-38, Cl. SO, 43.396%, 4/25/32[4]	6,758	1,224
Series 2002-39, Cl. SD, 34.458%, 3/18/32[4]	4,468	1,019
Series 2002-47, Cl. NS, 30.279%, 4/25/32[4]	248,775	59,184
Series 2002-48, Cl. S, 29.511%, 7/25/32[4]	4,071	967
Series 2002-51, Cl. S, 30.495%, 8/25/32[4]	228,376	54,327
Series 2002-52, Cl. SD, 32.55%, 9/25/32[4]	314,495	75,129
Series 2002-52, Cl. SL, 32.073%, 9/25/32[4]	2,584	615
Series 2002-53, Cl. SK, 29.733%, 4/25/32[4]	15,569	3,516
Series 2002-56, Cl. SN, 31.258%, 7/25/32[4]	5,550	1,149
Series 2002-60, Cl. SM, 29.285%, 8/25/32[4]	36,114	5,969
Series 2002-7, Cl. SK, 25.765%, 1/25/32[4]	16,845	3,009
Series 2002-77, Cl. BS, 23.921%, 12/18/32[4]	22,890	5,206
Series 2002-77, Cl. IS, 38.903%, 12/18/32[4]	11,513	2,779
Series 2002-77, Cl. SH, 31.81%, 12/18/32[4]	117,177	27,722
Series 2002-84, Cl. SA, 33.765%, 12/25/32[4]	269,647	61,205
Series 2002-9, Cl. MS, 25.587%, 3/25/32[4]	4,219	900
Series 2002-90, Cl. SN, 30.394%, 8/25/32[4]	18,579	3,097
Series 2002-90, Cl. SY, 36.066%, 9/25/32[4]	13,495	2,222
Series 2003-26, Cl. DI, 5.092%, 4/25/33[4]	11,398	2,574

2 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-33, Cl. SP, 28.157%, 5/25/33[4]	$ 278,063	$ 58,196
Series 2003-4, Cl. S, 29.868%, 2/25/33[4]	181,276	42,277
Series 2004-54, Cl. DS, 37.103%, 11/25/30[4]	220,254	39,179
Series 2005-12, Cl. SC, 7.305%, 3/25/35[4]	59,772	9,950
Series 2005-14, Cl. SE, 37.20%, 3/25/35[4]	177,382	26,499
Series 2005-40, Cl. SA, 46.574%, 5/25/35[4]	513,232	85,786
Series 2005-40, Cl. SB, 51.355%, 5/25/35[4]	23,801	3,867
Series 2005-52, Cl. JH, 2.29%, 5/25/35[4]	125,261	18,936
Series 2005-93, Cl. SI, 11.874%, 10/25/35[4]	420,961	57,758
Series 2008-55, Cl. SA, 16.159%, 7/25/38[4]	43,119	5,218
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	211,026	16,910
Series 2012-40, Cl. PI, 1.946%, 4/25/41[4]	212,944	35,306
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.988%, 9/25/23[6]	137,184	116,225
		48,938,887
GNMA/Guaranteed—0.3%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	13,762	15,329
8.50%, 8/15/17-12/15/17	39,489	42,626
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 62.336%, 2/16/32[4]	370,931	74,722
Series 2007-17, Cl. AI, 16.118%, 4/16/37[4]	112,889	22,962
Series 2011-52, Cl. HS, 8.989%, 4/16/41[4]	758,982	166,951
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	51,904	61,421
Series 2000-7, Cl. Z, 8.00%, 1/16/30	19,788	22,956
		406,967
Non-Agency—13.7%
Commercial—11.4%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[4,5]	1,790,039	77,084
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	425,000	455,921
Series 2006-6, Cl. AM, 5.39%, 10/10/45	685,000	743,106
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[3]	310,439	305,743
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[3]	295,000	322,284
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[2,4,5]	1,722,786	78,650
CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.349%, 1/15/46[3]	420,000	449,770
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.133%, 12/10/49[3]	410,000	460,390
Series 20113-GCJ11, 4.607%, 4/10/46[1]	160,000	143,426
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[3]	538,169	525,760
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.793%, 6/10/46[3]	695,000	748,984
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,3]	50,000	46,885
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[1,3]	75,000	69,409
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,3]	175,000	155,147
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	3,943,195	134,222
Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,784,525	286,392
Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	38,572	38,933
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	291,225	233,480
Series 2006-C1, Cl. AJ, 5.466%, 2/15/39[3]	275,000	292,887
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	155,000	167,033

	Principal Amount	Value
Commercial (Continued)
Credit Suisse First Boston Commercial Trust,
Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	$ 410,000	$ 430,072
Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[1,3]	124,251	125,828
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,3]	75,000	78,002
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	289,864	296,415
Series 2005-FA8, Cl. 1A6, 0.804%, 11/25/35[3]	290,197	223,042
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	229,746	179,668
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[3]	335,970	294,712
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,3]	90,000	82,295
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,3]	60,000	54,684
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,3]	95,000	85,605
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,3]	95,000	85,325
GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 5.82%, 7/10/38[3]	35,000	38,139
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[3]	475,000	522,903
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.309%, 11/10/45[3]	380,000	378,110
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.61%, 4/10/38[3]	165,000	177,326
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[1]	118,971	120,125
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.215%, 7/25/35[3]	193,500	193,709
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	415,000	418,845
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	60,000	63,467
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[1]	77,538	77,698
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	454,465	419,352
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[1,3]	473,139	474,970
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,3]	407,579	345,379
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998- C1, Cl. IO, 0%, 2/18/30[4,5]	770,972	20,058
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Cl. AM, 5.853%, 6/15/38[3]	185,000	202,215
Lehman Structured Securities Corp.,
Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	80,273	69,947
Merrill Lynch Mortgage Trust, Series 2006-C2,
Cl. AM, 5.782%, 8/12/43[3]	690,000	754,022
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,3]	145,000	136,450
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,3]	175,000	157,131
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,3]	130,000	114,692
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	415,000	452,565
Series 2007-IQ15, Cl. AM, 5.908%, 6/11/49[3]	490,000	535,882
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.057%, 11/26/36[2,3]	469,670	300,526
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.451%, 6/26/46[1,3]	439,133	444,616
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 6.791%, 5/18/32[4]	4,512,533	2,207
Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.029%, 5/25/36[3]	260,082	220,669
Series 2007-6, Cl. 3A1, 4.512%, 7/25/37[3]	440,069	345,736
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/10/63[1,3]	65,000	59,716
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[3]	175,000	180,957
Series 2005-C22, Cl. AM, 5.339%, 12/15/44[3]	260,000	275,963
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.379%, 12/25/35[3]	261,895	245,153
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[3]	722,886	739,689

3 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[3]	$86,301	$80,923
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	263,836	274,084
Series 2007-AR3, Cl. A4, 5.673%, 4/25/37[3]	96,306	93,938
Series 2007-AR8, Cl. A1, 5.962%, 11/25/37[3]	257,728	237,805
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,3]	75,000	69,281
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,3]	120,000	114,493
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,3]	145,000	140,037
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,3]	74,000	67,060
		17,236,992

Multi-Family—0.4%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.404%, 6/25/36[3]	260,417	241,344
Countrywide Alternative Loan Trust,
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	71,371	63,443
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.567%, 5/25/37[3]	98,874	95,728
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.614%, 3/25/36[3]	181,767	181,773
		582,288

Residential—1.9%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.892%, 2/10/51[3]	470,000	522,606
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	259,713	235,199
Series 2007-C, Cl. 1A4, 5.316%, 5/20/36[3]	104,926	102,549
Banc of America Mortgage Securities Trust,
Series 2007-1, Cl. 1A24, 6%, 3/25/37	183,161	172,871
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.264%, 7/25/36[3]	213,082	207,969
CD Commercial Mortgage Trust, Series 2007-CD4,
Cl. AMFX, 5.366%, 12/11/49[3]	100,000	105,080
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	192,848	185,793
Series 2005-29, Cl. A1, 5.75%, 12/25/35	223,400	209,478
Series 2005-30, Cl. A5, 5.50%, 1/25/36	146,092	143,611
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	26,740	28,103
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	146,318	141,610
MASTR Asset Backed Securities Trust,
Series 2006-WMC3, Cl. A3, 0.254%, 8/25/36[3]	57,363	28,637
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.332%, 10/25/36[3]	34,071	33,529
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,9]	3,370,016	220,736
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	79,287	80,808
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	1,367	1,068
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	16,959	13,547
Residential Asset Securitization Trust,
Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	105,244	97,851
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR18, Cl. 3A1, 4.162%, 1/25/37[3]	163,849	148,603
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.629%, 10/25/36[3]	235,625	230,441
		2,910,089
Total Mortgage-Backed Obligations (Cost $73,647,382)		70,075,223

U.S. Government Obligations—7.5%
Federal Home Loan Mortgage Corp. Nts., 2.375%, 1/13/22[10]	894,000	877,508
United States Treasury Nts.:
0.75%, 3/15/17	1,400,000	1,395,023
0.875%, 4/30/17	7,620,000	7,604,821

	Principal Amount	Value
U.S. Government Obligations (Continued)
United States Treasury Nts.: (Continued)
1.50%, 2/28/19	$1,489,000	$1,474,692
Total U.S. Government Obligations (Cost $11,377,923)		11,352,044

Corporate Bonds and Notes—44.7%
Consumer Discretionary—7.3%
Auto Components—0.5%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	395,000	431,537
TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[1]	245,000	252,963
7.25% Sr. Unsec. Nts., 3/15/17[1]	119,000	136,404
		820,904

Automobiles—1.7%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	406,000	408,985
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	352,902
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec.
Unsub. Nts., 8/2/21	936,000	1,078,746
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	363,000	394,762
Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[1]	392,000	390,279
		2,625,674

Hotels, Restaurants & Leisure—0.9%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	132,757
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	388,521
Starwood Hotels & Resorts Worldwide, Inc.:
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	311,001
7.375% Sr. Unsec. Nts., 11/15/15	148,000	162,131
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	335,000	373,698
		1,368,108

Household Durables—0.7%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	446,000	481,680
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	385,000	395,588
Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	104,000	103,856
		981,124

Media—1.8%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	191,215
Comcast Cable Communications Holdings, Inc.,
9.455% Sr. Unsec. Nts., 11/15/22	292,000	414,533
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	365,000	365,488
DIRECTV Holdings LLC/DIRECTV Financing Co.,
Inc., 5.15% Sr. Unsec. Nts., 3/15/42	130,000	123,343
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	71,321
9.15% Debs., 2/1/23	61,000	83,359
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 2/15/23	64,000	62,358
4.20% Sr. Unsec. Nts., 4/15/24	191,000	190,641
6.25% Sr. Unsec. Nts., 11/15/14	297,000	307,024
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	453,000	455,265
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	89,914
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	294,000	270,926
WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	126,000	133,228
		2,758,615

4 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Bonds and Notes (Continued)
Multiline Retail—0.8%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	$469,000	$502,076
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	659,264
		1,161,340
Specialty Retail—0.4%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	151,562
L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	42,000	48,090
8.50% Sr. Unsec. Nts., 6/15/19	274,000	332,910
		532,562

Textiles, Apparel & Luxury Goods—0.5%
Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	346,000	377,572
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	405,000	401,963
		779,535

Consumer Staples—2.4%
Beverages—1.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	493,370
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	423,000	414,540
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	433,000	442,341
Pernod Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[1]	224,000	234,680
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	206,000	216,529
		1,801,460

Food & Staples Retailing—0.2%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	219,416
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	86,000	87,274
		306,690

Food Products—0.5%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	348,997
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	61,000	61,089
8.50% Sr. Unsec. Nts., 6/15/19	289,000	357,132
		767,218

Personal Products—0.3%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	420,000	421,565

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	373,637

Energy—5.8%
Energy Equipment & Services—0.8%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	100,000	107,616
Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16[1]	35,000	35,831
5.00% Sr. Unsec. Nts., 9/15/20	117,000	125,101
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	318,000	329,554
Transocean, Inc., 5.05% Sr. Unsec. Nts., 12/15/16	348,000	378,792
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	244,000	263,815
		1,240,709

Oil, Gas & Consumable Fuels—5.0%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	390,000	394,875
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	163,000	189,388

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	$182,000	$201,588
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	388,000	422,920
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	147,000	130,162
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	428,000	444,129
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	290,000	305,829
DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	423,000	414,135
El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	152,000	159,605
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	326,000	336,629
Energy Transfer Partners LP, 8.50% Sr. Unsec. Nts., 4/15/14	324,000	324,849
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	299,000	300,371
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	401,594
5.45% Sr. Unsec. Nts., 10/14/21[1]	200,000	216,257
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	70,000	79,736
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	398,000	428,347
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	420,000	429,450
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	471,000	475,710
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	232,000	238,860
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	238,000	255,345
4.75% Sr. Unsec. Nts., 3/15/24	194,000	204,847
Sunoco Logistics Partner LP, 5.30% Sr. Unsec. Nts., 4/1/44	70,000	—
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	390,000	388,050
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	395,000	425,613
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	354,000	379,497
		7,547,786

Financials—14.4%
Capital Markets—2.6%
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	209,000	224,652
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	477,000	495,286
Goldman Sachs Group, Inc. (The):
3.625% Sr. Unsec. Nts., 1/22/23	420,000	413,984
4.00% Sr. Unsec. Nts., 3/3/24	157,000	156,645
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	337,000	349,780
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	603,000	683,280
Morgan Stanley, 5% Sub. Nts., 11/24/25	714,000	736,386
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	377,898
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	453,812
		3,891,723

Commercial Banks—5.2%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	419,000	435,866

5 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Bank of Amercia Corp., 7.75% Jr. Sub. Nts., 5/14/38	$354,000	$468,253
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	399,000	423,734
BPCE SA:
5.15% Sub. Nts., 7/21/24[1]	104,000	103,683
5.70% Sub. Nts., 10/22/23[1]	390,000	406,181
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	344,000	404,236
5.95% Jr. Sub. Perpetual Bonds, Series D [3,11]	398,000	389,542
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	388,000	445,715
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,11]	627,000	654,275
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	890,000	928,938
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds[3,11]	330,000	348,975
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	581,000	664,943
Nordea Bank AB, 2.375% Sr. Unsec. Nts., 4/4/19[1,8]	200,000	—
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,11]	667,000	702,851
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,11	400,000	408,000
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,11]	370,000	395,455
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	385,000	405,089
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K3,11	273,000	311,561
		7,897,297

Consumer Finance—0.6%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	389,000	412,826
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	481,000	473,083
		885,909

Diversified Financial Services—0.7%
Burlington Northern Santa Fe LLC, 4.90% Sr. Unsec. Nts., 4/1/44	152,000	157,290
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	548,000	572,062
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	420,000	419,580
		1,148,932

Insurance—3.5%
AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	292,000	297,561
Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	347,000	366,824
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	311,276
CNA Financial Corp., 5.875% Sr. Unsec. Unsub. Nts., 8/15/20	260,000	298,956
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	318,340
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	608,000	633,817
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[1]	425,000	438,426
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	456,000	463,711
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	688,000	687,140
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	101,000	102,402
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	300,000	299,250
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,11]	663,000	712,725

	Principal Amount	Value
Insurance (Continued)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]	$365,000	$393,288
		5,323,716

Real Estate Investment Trusts (REITs)—1.8%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	160,647
5.90% Sr. Unsec. Nts., 11/1/21	200,000	224,657
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[1]	391,000	391,443
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	227,000	221,266
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	381,000	378,143
Hospitality Properties Trust:
4.65% Sr. Unsec. Nts., 3/15/24	186,000	185,443
5.125% Sr. Unsec. Nts., 2/15/15	411,000	417,197
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	332,000	335,377
Prologis LP, 5.625% Sr. Unsec. Nts., 11/15/16	339,000	374,089
		2,688,262

Health Care—2.4%
Biotechnology—0.5%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	504,000	492,139
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	266,732
		758,871

Health Care Equipment & Supplies—0.5%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	394,000	400,300
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	364,514
		764,814

Health Care Providers & Services—0.5%
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[1]	295,000	303,850
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	373,625
		677,475

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	326,000	336,124
5.30% Sr. Unsec. Nts., 2/1/44	140,000	151,458
		487,582

Pharmaceuticals—0.6%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	399,189
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	386,000	380,681
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	151,000	150,141
		930,011

Industrials—3.6%
Aerospace & Defense—0.7%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	382,000	394,892
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	405,000	449,044
Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	189,000	192,925
6.20% Sr. Unsec. Nts., 3/15/15	28,000	29,400
		1,066,261

Building Products—0.3%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	419,317

6 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies—0.5%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	408,825
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	$292,000	$290,552
		699,377
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	290,325
Industrial Conglomerates—0.4%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,11	574,000	616,806
Machinery—0.3%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	199,046
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	340,000	347,851
		546,897
Professional Services—0.3%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	400,000	405,000
Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]	368,000	377,399
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	232,554
		609,953
Trading Companies & Distributors—0.5%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	384,915
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	376,000	412,660
		797,575
Information Technology—1.8%
Electronic Equipment, Instruments, & Components—0.8%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	124,000	127,122
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	555,362
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	500,000	522,509
		1,204,993
IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	207,000	197,134
Office Electronics—0.3%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	402,966
Technology Hardware, Storage & Peripherals—0.6%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	367,000	379,663
4.75% Sr. Unsec. Nts., 6/2/14	154,000	155,082
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/181	340,000	351,050
		885,795
Materials—3.1%
Chemicals—0.7%
Agrium, Inc., 4.90% Sr. Unsec. Nts., 6/1/43	115,000	114,091
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	130,023
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	394,250
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	227,000	214,042

	Principal Amount	Value
Chemicals (Continued)
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	$236,000	$216,683
		1,069,089
Construction Materials—0.3%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	365,000	384,766
Containers & Packaging—0.6%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	180,000	195,750
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	300,000	311,169
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	432,000	438,922
		945,841
Metals & Mining—1.4%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	238,000	251,585
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	190,000	181,814
BHP Billiton Finance USA Ltd., 5% Sr. Unsec. Nts., 9/30/43	99,000	105,173
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	145,751
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	403,000	405,413
3.875% Sr. Unsec. Nts., 3/15/23	425,000	407,186
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	256,927
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	370,000	396,895
		2,150,744
Paper & Forest Products—0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	143,000	164,538
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.9%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	170,000	150,641
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	264,000	409,113
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	344,000	401,620
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	247,250
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	380,000	462,747
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	426,000	452,093
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	195,000	229,717
6.55% Sr. Unsec. Nts., 9/15/43	468,000	571,585
		2,924,766
Wireless Telecommunication Services—0.4%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	334,000	297,040
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	119,000	107,675
6.25% Sr. Unsec. Nts., 11/30/32	125,000	144,951
		549,666
Utilities—1.6%
Electric Utilities—1.0%
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	230,000	233,692
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	179,000	189,156
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	198,000	205,560
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	79,948

7 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	$329,000	$323,011
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	470,642
		1,502,009

Independent Power and Renewable Electricity Producers—0.2%
Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	272,000	276,081

Multi-Utilities—0.4%
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	205,113
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	155,000	172,710
PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	244,000	242,827

		620,650

Total Corporate Bonds and Notes (Cost $65,435,756)		67,672,068

	Shares
Investment Company—7.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[12,13] (Cost $11,580,950)	11,580,950	11,580,950
Total Investments, at Value (Cost $184,534,963)	121.2%	$183,379,982

Liabilities in Excess of Other Assets	(21.2)	(32,036,317)

Net Assets	100.0%	$151,343,665

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,391,036 or 19.42% of the Fund’s net assets as of March 31, 2014.

2. Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $2,503,982, which represents 1.65% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$376,518	$78,650	$(297,868)
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	259,927	262,274	2,347
Lehman Structured Securities Corp., Series 2002- GE1, Cl. A, 2.514%, 7/26/24	1/28/02	78,643	69,947	(8,696)
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.057%, 11/26/36	10/24/12	240,202	300,526	60,324
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	220,736	(3,060,380)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13	679,967	702,851	22,884
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	5/20/11	473,601	475,710	2,109
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	386,038	393,288	7,250

		$5,776,012	$2,503,982	$(3,272,030)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,260,438 or 2.15% of the Fund’s net assets as of March 31, 2014.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $172,404 or less than 0.005% of the Fund’s net assets as of March 31, 2014.

8 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

10. All or portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $271,890. See accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	22,407,494	15,604,608	26,431,152	11,580,950

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 11,580,950	$ 3,477

13. Rate shown is the 7-day yield as of March 31, 2014.

Futures Contracts as of March 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
United States Treasury Long Bonds	CBT	Sell	6/19/14	5	$666,094	$2,463
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/14	135	29,640,937	35,772
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/14	5	594,766	2,084
United States Treasury Nts., 10 yr.	CBT	Buy	6/19/14	16	1,976,000	1,992
United States Treasury Ultra Bonds	CBT	Buy	6/19/14	54	7,801,313	172,558

						$214,869

Glossary:

Exchange Abbreviations
CBT	Chicago Board of Trade

9 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when- issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when- issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$47,503,185
Sold securities	15,420,746

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$3,281,116
Market Value	$220,736
Market value as % of Net Assets	0.15%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

10 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered by third-party pricing vendors
Security Type
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

11 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$22,699,697	$—	$22,699,697
Mortgage-Backed Obligations	—	69,854,487	220,736	70,075,223
U.S. Government Obligations	—	11,352,044	—	11,352,044
Corporate Bonds and Notes	—	67,672,068	—	67,672,068
Investment Company	11,580,950	—	—	11,580,950
Total Investments, at Value	11,580,950	171,578,296	220,736	183,379,982
Other Financial Instruments:
Variation margin recievable	7,031	—	—	7,031
Total Assets	$11,587,981	$171,578,296	$220,736	$183,387,013
Liabilities Table
Other Financial Instruments:
Variation margin payable	(33,590)	—	—	(33,590)
Total Assets	$(33,590)	$—	$—	$(33,590)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Investments, at Value:

Assets Table

	Transfers into Level 2*	Transfers out of Level 3*
Mortgage-Backed Obligations	$73,738	$(73,738)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

12 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $11,990,207 and $29,675,605 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for

13 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$184,628,086
Federal tax cost of other investments	(21,339,353)

Total federal tax cost	$163,288,733

Gross unrealized appreciation	$5,502,312
Gross unrealized depreciation	(6,535,547)

Net unrealized depreciation	$(1,033,235)

14 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—99.1%
Consumer Discretionary—14.6%
Automobiles—2.0%
Bayerische Motoren Werke (BMW) AG, Preference	616,367	$58,259,748

Hotels, Restaurants & Leisure—1.4%
Gtech Spa	317,292	9,650,022
McDonald’s Corp.	295,770	28,994,333
		38,644,355

Media—3.6%
Grupo Televisa SAB, Sponsored ADR	781,995	26,032,613
Walt Disney Co. (The)	762,440	61,048,571
Zee Entertainment Enterprises Ltd.	3,773,981	17,179,873
		104,261,057

Specialty Retail—3.0%
Industria de Diseno Textil SA (Inditex)	314,545	47,277,586
Tiffany & Co.	430,900	37,122,035
		84,399,621

Textiles, Apparel & Luxury Goods—4.6%
Brunello Cucinelli SpA	78,468	2,076,332
Kering	224,090	45,769,215
lululemon athletica, Inc.[1]	228,600	12,022,074
LVMH Moet Hennessy Louis Vuitton SA	285,530	51,978,439
Tod’s SpA	151,485	19,667,200
		131,513,260

Consumer Staples—6.2%
Beverages—1.6%
AMBEV SA, ADR	2,686,755	19,908,854
Fomento Economico Mexicano SAB de CV, ADR	295,145	27,519,320
		47,428,174

Food Products—2.8%
Nestle SA	413,155	31,130,757
Unilever plc	1,131,013	48,305,437
		79,436,194

Household Products—1.8%
Colgate-Palmolive Co.	790,120	51,255,085
Energy—3.2%
Energy Equipment & Services—2.4%
Technip SA	476,080	49,154,728
Transocean Ltd.	436,522	18,045,820
		67,200,548

Oil, Gas & Consumable Fuels—0.8%
Repsol SA	919,977	23,508,496
Financials—21.4%
Capital Markets—5.6%
Credit Suisse Group AG1	888,930	28,785,220
Deutsche Bank AG	892,747	39,933,223
Goldman Sachs Group, Inc. (The)	174,790	28,639,341
UBS AG1	3,004,891	62,038,907
		159,396,691

Commercial Banks—6.8%
Banco Bilbao Vizcaya Argentaria SA	3,050,750	36,705,950
Citigroup, Inc.	1,017,670	48,441,092
ICICI Bank Ltd., Sponsored ADR	851,420	37,292,196
Itau Unibanco Holding SA, Preference, ADR	1,630,859	24,234,565
Societe Generale SA	372,339	22,984,918
Sumitomo Mitsui Financial Group, Inc.	565,200	24,092,489
		193,751,210

Diversified Financial Services—3.3%
BM&FBovespa SA	4,446,200	22,044,844
McGraw Hill Financial, Inc.	753,260	57,473,738

	Shares	Value
Diversified Financial Services (Continued)
Moscow Exchange (The)	9,109,595	$15,040,861
		94,559,443
Insurance—4.9%
Allianz SE	273,544	46,228,739
Dai-ichi Life Insurance Co. Ltd. (The)	1,962,500	28,464,435
Fidelity National Financial, Inc., Cl. A	622,470	19,570,457
Prudential plc	2,209,367	46,803,657
		141,067,288
Real Estate Management & Development—0.8%
DLF Ltd.	7,586,088	22,445,188
Health Care—14.0%
Biotechnology—4.6%
Biogen Idec, Inc.[1]	55,290	16,911,552
Celldex Therapeutics, Inc.[1]	728,990	12,881,253
Circassia Pharmaceuticals plc[1]	1,616,930	8,086,995
Clovis Oncology, Inc.[1]	127,050	8,800,754
Gilead Sciences, Inc.[1]	473,150	33,527,409
Medivation, Inc.[1]	134,990	8,689,306
Theravance, Inc.[1]	549,580	17,004,005
Vertex Pharmaceuticals, Inc.[1]	345,780	24,453,562
		130,354,836
Health Care Equipment & Supplies—1.6%
St. Jude Medical, Inc.	266,290	17,412,703
Zimmer Holdings, Inc.	306,380	28,977,420
		46,390,123
Health Care Providers & Services—3.5%
Aetna, Inc.	613,210	45,972,354
WellPoint, Inc.	531,815	52,942,183
		98,914,537
Pharmaceuticals—4.3%
Allergan, Inc.	179,300	22,251,130
Bayer AG	312,803	42,302,449
Roche Holding AG	116,331	34,967,531
Shire plc	489,940	24,108,480
		123,629,590
Industrials—12.2%
Aerospace & Defense—3.0%
Airbus Group NV	826,370	59,262,520
Embraer SA, ADR	745,043	26,441,576
		85,704,096
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	309,910	30,179,036
Building Products—1.5%
Assa Abloy AB, Cl. B	825,310	44,080,020
Construction & Engineering—0.5%
FLSmidth & Co. AS	278,339	14,084,164
Electrical Equipment—2.7%
Emerson Electric Co.	395,690	26,432,092
Nidec Corp.	559,400	33,965,200
Prysmian SpA	553,828	13,820,143
Sensata Technologies Holding NV1	70,130	2,990,343
		77,207,778
Industrial Conglomerates—2.7%
3M Co.	283,170	38,414,842
Siemens AG	289,087	38,904,740
		77,319,582
Machinery—0.7%
FANUC Corp.	106,800	18,804,562

1 OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—24.3%
Communications Equipment—4.0%
Juniper Networks, Inc.[1]	1,032,250	$26,590,760
Telefonaktiebolaget LM Ericsson, Cl. B	6,479,377	86,325,665
		112,916,425

Electronic Equipment, Instruments, & Components—3.8%
Keyence Corp.	92,711	38,140,912
Kyocera Corp.	549,200	24,723,784
Murata Manufacturing Co. Ltd.	475,300	44,729,720
		107,594,416

Internet Software & Services—6.0%
eBay, Inc.[1]	1,024,400	56,587,856
Facebook, Inc., Cl. A1	593,390	35,745,814
Google, Inc., Cl. A1	70,100	78,127,151
		170,460,821

IT Services—0.5%
Infosys Ltd.	270,900	14,924,031

Semiconductors & Semiconductor Equipment—3.2%
Altera Corp.	1,362,310	49,370,114
Maxim Integrated Products, Inc.	1,301,615	43,109,489
		92,479,603

Software—6.4%
Adobe Systems, Inc.[1]	730,333	48,012,091
Intuit, Inc.	543,120	42,216,718
Microsoft Corp.	832,230	34,113,108
SAP AG	727,722	58,904,549
		183,246,466

Technology Hardware, Storage & Peripherals—0.4%
Fusion-io, Inc.[1]	1,020,920	10,740,078

	Shares	Value
Materials—1.7%
Chemicals—1.0%
Linde AG	146,390	$29,302,359

Metals & Mining—0.7%
Alrosa AO	8,242,506	8,476,495
Vale SA, Sponsored ADR	748,640	10,353,691
		18,830,186

Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
KDDI Corp.	730,400	42,504,149
Total Common Stocks (Cost $1,554,070,661)		2,826,793,216

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $171,354)	79,253,601	955,462

	Units
Rights, Warrants and Certificates—0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., 0.17EUR, 4/14/14[1] (Cost $717,438)	3,050,750	714,487

	Shares
Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $19,888,185)	19,888,185	19,888,185

Total Investments, at Value (Cost $1,574,847,638)	99.8%	2,848,351,350
Assets in Excess of Other Liabilities	0.2	4,885,222
Net Assets	100.0%	$2,853,236,572

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             European Dollar

1. Non-income producing security.

2. Rate shown is the 7-day yield as of March 31, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	9,026,377	90,209,404	79,347,596	19,888,185

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$19,888,185	$2,915

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,182,931,779	41.5%
Germany	313,835,807	11.0
Japan	255,425,251	9.0
France	169,887,300	6.0
Switzerland	156,922,416	5.5
Sweden	130,405,685	4.6
Spain	108,206,519	3.8
United Kingdom	103,196,087	3.6
Brazil	102,983,530	3.6
India	92,796,751	3.3
Netherlands	59,262,520	2.1
Mexico	53,551,933	1.9
Italy	45,213,698	1.6
Ireland	24,108,480	0.8
Russia	23,517,356	0.8
Denmark	14,084,164	0.5
Canada	12,022,074	0.4

Total	$2,848,351,350	100.0%

2 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Global Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

3 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$165,219,626	$251,858,415	$—	$417,078,041
Consumer Staples	98,683,259	79,436,194	—	178,119,453
Energy	18,045,820	72,663,224	—	90,709,044
Financials	215,651,389	395,568,431	—	611,219,820
Health Care	289,823,631	109,465,455	—	399,289,086
Industrials	124,457,889	222,921,349	—	347,379,238
Information Technology	424,613,179	267,748,661	—	692,361,840
Materials	10,353,691	37,778,854	—	48,132,545
Telecommunication Services	—	42,504,149	—	42,504,149
Preferred Stock	955,462	—	—	955,462
Rights, Warrants and Certificates	714,487	—	—	714,487
Investment Company	19,888,185	—	—	19,888,185

Total Assets	$1,368,406,618	$1,479,944,732	$—	$2,848,351,350

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

4 OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes (Continued)

Federal tax cost of securities	$1,599,019,334
Federal tax cost of other investments	(150,662)

Total federal tax cost	$1,598,868,672

Gross unrealized appreciation	$1,297,570,164
Gross unrealized depreciation	(48,238,411)

Net unrealized appreciation	$1,249,331,753

5 OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—8.4%
Auto Components—1.5%
Delphi Automotive plc	321,090	$21,789,168
Media—2.7%
Comcast Corp., Cl. A	546,350	27,328,427
Twenty-First Century Fox, Inc., Cl. A	342,260	10,942,052
		38,270,479
Specialty Retail—3.6%
AutoZone, Inc.[1]	73,890	39,686,319
TJX Cos., Inc. (The)	176,020	10,675,613
		50,361,932
Textiles, Apparel & Luxury Goods—0.6%
PVH Corp.	72,560	9,053,311
Consumer Staples—8.1%
Beverages—0.5%
Diageo plc	227,750	7,068,631
Food Products—2.7%
Mondelez International, Inc., Cl. A	1,126,640	38,925,412
Household Products—1.8%
Henkel AG & Co. KGaA	200,029	20,107,089
Henkel AG & Co. KGaA, Preference	49,408	5,317,607
		25,424,696
Tobacco—3.1%
Philip Morris International, Inc.	532,279	43,577,682
Energy—9.6%
Energy Equipment & Services—3.2%
National Oilwell Varco, Inc.	596,560	46,454,127
Oil, Gas & Consumable Fuels—6.4%
Chevron Corp.	426,620	50,729,384
Noble Energy, Inc.	562,300	39,945,792
		90,675,176
Financials—19.6%
Commercial Banks—8.0%
CIT Group, Inc.	662,080	32,455,162
Citigroup, Inc.	687,278	32,714,433
JPMorgan Chase & Co.	796,650	48,364,621
		113,534,216
Consumer Finance—2.7%
Discover Financial Services	662,953	38,577,235
Diversified Financial Services—4.0%
CME Group, Inc.	405,530	30,013,275
McGraw Hill Financial, Inc.	350,711	26,759,249
		56,772,524
Insurance—4.3%
American International Group, Inc.	653,470	32,680,035
Lincoln National Corp.	199,830	10,125,386
Marsh & McLennan Cos., Inc.	363,180	17,904,774
		60,710,195
Real Estate Investment Trusts (REITs)—0.6%
Digital Realty Trust, Inc.	173,350	9,201,418
Health Care—19.1%
Biotechnology—2.0%
Gilead Sciences, Inc.[1]	394,330	27,942,224
Health Care Equipment & Supplies—3.7%
Covidien plc	403,920	29,752,747

	Shares	Value
Health Care Equipment & Supplies (Continued)
Intuitive Surgical, Inc.[1]	52,380	$22,941,916
		52,694,663
Health Care Providers & Services—4.4%
Express Scripts Holding Co.[1]	547,987	41,148,344
UnitedHealth Group, Inc.	268,280	21,996,277
		63,144,621
Pharmaceuticals—9.0%
AbbVie, Inc.	293,400	15,080,760
Actavis plc[1]	152,940	31,482,699
Allergan, Inc.	193,380	23,998,458
Pfizer, Inc.	1,191,249	38,262,918
Zoetis, Inc.	669,160	19,365,490
		128,190,325
Industrials—11.5%
Aerospace & Defense—0.2%
L-3 Communications Holdings, Inc.	26,690	3,153,424
Commercial Services & Supplies—2.8%
Tyco International Ltd.	935,325	39,657,780
Industrial Conglomerates—3.2%
General Electric Co.	1,737,610	44,986,723
Machinery—2.8%
Deere & Co.	435,100	39,507,080
Road & Rail—2.5%
Canadian National Railway Co.	548,240	30,822,053
CSX Corp.	179,980	5,214,020
		36,036,073
Information Technology—16.8%
Electronic Equipment, Instruments, & Components—0.7%
Corning, Inc.	457,240	9,519,737
Internet Software & Services—7.3%
eBay, Inc.[1]	608,565	33,617,131
Facebook, Inc., Cl. A1	229,080	13,799,779
Google, Inc., Cl. A1	50,100	55,836,951
		103,253,861
IT Services—2.2%
Amdocs Ltd.	382,850	17,787,211
MasterCard, Inc., Cl. A	185,450	13,853,115
		31,640,326
Semiconductors & Semiconductor Equipment—0.4%
Applied Materials, Inc.	287,230	5,865,237
Technology Hardware, Storage & Peripherals—6.2%
Apple, Inc.	105,132	56,428,549
Western Digital Corp.	347,490	31,906,532
		88,335,081
Materials—2.5%
Chemicals—0.7%
Air Products & Chemicals, Inc.	59,630	7,098,355
PPG Industries, Inc.	16,600	3,211,436
		10,309,791
Construction Materials—1.8%
Vulcan Materials Co.	390,670	25,960,022
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	507,270	24,130,834
Utilities—1.3%
Electric Utilities—1.3%
Exelon Corp.	563,960	18,926,498

1 OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electric Utilities (Continued)
Total Common Stocks (Cost $976,690,169)		$1,403,650,502

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $10,065,174)	10,065,174	10,065,174
Total Investments, at Value (Cost $986,755,343)	99.3%	1,413,715,676

Assets in Excess of Other Liabilities	0.7	10,209,014

Net Assets	100.0%	$1,423,924,690

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of March 31, 2014.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	28,023,569	82,865,717	100,824,112	10,065,174

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$10,065,174	$2,783

2 OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3 OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	119,474,890	—	—	119,474,890
Consumer Staples	82,503,094	32,493,327	—	114,996,421
Energy	137,129,303	—	—	137,129,303
Financials	278,795,588	—	—	278,795,588
Health Care	271,971,833	—	—	271,971,833
Industrials	163,341,080	—	—	163,341,080
Information Technology	238,614,242	—	—	238,614,242
Materials	36,269,813	—	—	36,269,813
Telecommunication Services	24,130,834	—	—	24,130,834
Utilities	18,926,498	—	—	18,926,498
Investment Company	10,065,174	—	—	10,065,174
Total Assets	$1,381,222,349	$32,493,327	$—	$1,413,715,676

4 OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$987,841,584

Gross unrealized appreciation	$430,110,329
Gross unrealized depreciation	(4,236,237)

Net unrealized appreciation	$425,874,092

5 OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—12.9%
Auto Components—2.7%
Dana Holding Corp.	1,303,025	$30,321,392

Diversified Consumer Services—1.3%
LifeLock, Inc.[1]	838,240	14,342,286

Matthews International Corp., Cl. A	9,470	386,471
		14,728,757

Hotels, Restaurants & Leisure—4.2%
Brinker International, Inc.	236,860	12,423,307
Dunkin’ Brands Group, Inc.	170,313	8,546,306
Popeyes Louisiana Kitchen, Inc.[1]	279,060	11,340,998
Texas Roadhouse, Inc.	601,310	15,682,165
		47,992,776

Household Durables—0.7%
KB Home	482,560	8,198,694

Specialty Retail—4.0%
Mattress Firm Holding Corp.[1]	342,670	16,389,906
Monro Muffler Brake, Inc.	110,309	6,274,376
Pier 1 Imports, Inc.	590,160	11,142,221
Signet Jewelers Ltd.	110,690	11,717,643
		45,524,146

Consumer Staples—1.1%
Food Products—1.1%
Flowers Foods, Inc.	591,320	12,683,814

Energy—5.6%
Oil, Gas & Consumable Fuels—5.6%
EPL Oil & Gas, Inc.[1]	748,667	28,898,546
Renewable Energy Group, Inc.[1]	944,718	11,317,722
Valero Energy Partners LP	311,750	12,342,182
Western Refining, Inc.	279,021	10,770,211
		63,328,661

Financials—20.6%
Capital Markets—1.0%
WisdomTree Investments, Inc.[1]	831,100	10,904,032

Commercial Banks—7.4%
BancorpSouth, Inc.	468,230	11,687,021
BankUnited, Inc.	443,165	15,408,847
First Niagara Financial Group, Inc.	1,692,640	15,995,448
FirstMerit Corp.	620,256	12,919,932
MB Financial, Inc.	272,750	8,444,340
Talmer Bancorp, Inc., Cl. A1	418,570	6,127,865
Webster Financial Corp.	417,160	12,956,990
		83,540,443

Insurance—0.9%
AmTrust Financial Services, Inc.	282,547	10,626,593

Real Estate Investment Trusts (REITs)—10.5%
Apollo Commercial Real Estate Finance, Inc.	815,431	13,560,617
Ares Commercial Real Estate Corp.	334,169	4,481,206
Chatham Lodging Trust	645,840	13,058,885
LaSalle Hotel Properties	893,186	27,965,654
Mid-America Apartment Communities, Inc.	248,565	16,969,533
Redwood Trust, Inc.	927,630	18,812,336
STAG Industrial, Inc.	598,600	14,426,260
Starwood Property Trust, Inc.	430,562	10,156,958
		119,431,449
Thrifts & Mortgage Finance—0.8%
Oritani Financial Corp.	560,120	8,855,497

Health Care—13.0%
Biotechnology—1.5%
Celldex Therapeutics, Inc.[1]	225,850	3,990,770

	Shares	Value
Biotechnology (Continued)
Keryx Biopharmaceuticals, Inc.[1]	553,260	$9,427,550
Ultragenyx Pharmaceutical, Inc.[1]	69,600	3,402,744
		16,821,064

Health Care Equipment & Supplies—4.4%
DexCom, Inc.[1]	255,950	10,586,092
Endologix, Inc.[1]	518,530	6,673,481
Greatbatch, Inc.[1]	215,311	9,887,081
Integra LifeSciences Holdings Corp.[1]	197,360	9,076,586
Spectranetics Corp.[1]	444,050	13,459,156
		49,682,396

Health Care Providers & Services—3.8%
HealthSouth Corp.	403,040	14,481,227
Team Health Holdings, Inc.[1]	176,600	7,902,850
WellCare Health Plans, Inc.[1]	326,671	20,750,142
		43,134,219

Life Sciences Tools & Services—0.9%
Fluidigm Corp.[1]	98,160	4,325,911
MorphoSys AG1	61,574	5,708,355
		10,034,266

Pharmaceuticals—2.4%
AcelRx Pharmaceuticals, Inc.[1]	249,800	3,000,098
Aratana Therapeutics, Inc.[1]	189,590	3,518,790
Prestige Brands Holdings, Inc.[1]	488,746	13,318,329
Questcor Pharmaceuticals, Inc.	123,070	7,990,935
		27,828,152

Industrials—17.4%
Aerospace & Defense—1.0%
Orbital Sciences Corp.[1]	388,040	10,826,316

Air Freight & Couriers—0.6%
Hub Group, Inc., Cl. A1	178,348	7,132,136

Airlines—0.8%
Spirit Airlines, Inc.[1]	151,060	8,972,964

Commercial Services & Supplies—5.7%
ABM Industries, Inc.	202,820	5,829,047
ACCO Brands Corp.[1]	1,701,937	10,483,932
KAR Auction Services, Inc.	822,970	24,977,139
Mobile Mini, Inc.	222,010	9,626,354
Waste Connections, Inc.	324,150	14,217,219
		65,133,691

Construction & Engineering—0.8%
AECOM Technology Corp.[1]	291,193	9,367,679

Machinery—1.6%
Greenbrier Cos., Inc. (The)[1]	145,449	6,632,475
Titan International, Inc.	316,960	6,019,070
Wabash National Corp.[1]	400,370	5,509,091
		18,160,636

Professional Services—4.3%
Korn/Ferry International[1]	873,251	25,996,682
Paylocity Holding Corp.[1]	112,570	2,707,308
Robert Half International, Inc.	469,445	19,693,218
		48,397,208

Road & Rail—1.8%
Saia, Inc.[1]	245,010	9,361,832
Swift Transportation Co.[1]	428,274	10,599,782
		19,961,614

Transportation Infrastructure—0.8%
Wesco Aircraft Holdings, Inc.[1]	437,090	9,620,351

1 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—16.9%
Communications Equipment—2.3%
Finisar Corp.[1]	975,201	$25,852,578

Internet Software & Services—2.2%
j2 Global, Inc.	197,883	9,904,044
Web.com Group, Inc.[1]	454,130	15,454,044
		25,358,088

IT Services—2.9%
Booz Allen Hamilton Holding Corp., Cl. A	417,940	9,194,680
MAXIMUS, Inc.	275,100	12,340,986
Unisys Corp.[1]	374,990	11,422,195
		32,957,861

Semiconductors & Semiconductor Equipment—3.5%
Cavium, Inc.[1]	449,270	19,646,577
Semtech Corp.[1]	349,758	8,862,868
Skyworks Solutions, Inc.[1]	287,569	10,789,589
		39,299,034

Software—6.0%
FleetMatics Group plc[1]	149,240	4,992,078
Fortinet, Inc.[1]	745,261	16,418,100
Guidewire Software, Inc.[1]	386,040	18,935,262
Imperva, Inc.[1]	160,960	8,965,472
Infoblox, Inc.[1]	495,600	9,941,736
Proofpoint, Inc.[1]	252,930	9,378,644
		68,631,292

Materials—9.8%
Chemicals—4.0%
A. Schulman, Inc.	372,278	13,498,800
Cytec Industries, Inc.	147,048	14,353,355
Intrepid Potash, Inc.[1]	521,260	8,058,680
Tronox Ltd., Cl. A	384,880	9,148,598
		45,059,433

	Shares	Value
Containers & Packaging—0.7%
Packaging Corp. of America	117,340	$8,257,216

Metals & Mining—2.2%
Century Aluminum Co.[1]	817,040	10,793,099
Kaiser Aluminum Corp.	192,370	13,739,065
		24,532,164

Paper & Forest Products—2.9%
Boise Cascade Co.[1]	470,720	13,481,421
P.H. Glatfelter Co.	714,931	19,460,422
		32,941,843

Utilities—0.5%
Water Utilities—0.5%
Aqua America, Inc.	213,573	5,354,275
Total Common Stocks (Cost $850,771,919)		1,109,452,730

Investment Company—2.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08% [2,3] (Cost $22,219,784)	22,219,784	22,219,784

Total Investments, at Value (Cost $872,991,703)	99.8%	1,131,672,514
Assets in Excess of Other Liabilities	0.2	2,028,698
Net Assets	100.0%	$1,133,701,212

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	33,794,445	133,325,689	144,900,350	22,219,784

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$22,219,784	$5,125

3. Rate shown is the 7-day yield as of March 31, 2014.

2 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

3 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$146,765,765	$—	$—	$146,765,765
Consumer Staples	12,683,814	—	—	12,683,814
Energy	63,328,661	—	—	63,328,661
Financials	233,358,014	—	—	233,358,014
Health Care	141,791,742	5,708,355	—	147,500,097
Industrials	197,572,595	—	—	197,572,595
Information Technology	192,098,853	—	—	192,098,853
Materials	110,790,656	—	—	110,790,656
Utilities	5,354,275	—	—	5,354,275
Investment Company	22,219,784	—	—	22,219,784
Total Assets	$1,125,964,159	$5,708,355	$—	$1,131,672,514

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Tax

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$874,273,105

Gross unrealized appreciation	$276,819,275
Gross unrealized depreciation	(19,419,866)

Net unrealized appreciation	$257,399,409

5 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—36.4%
Yankee Certificates of Deposit—36.4%
Bank of Montreal, Chicago, 0.07%	4/1/14	4/1/14	$8,000,000	$8,000,000
Bank of Nova Scotia, Houston TX, 0.245%[1]	5/20/14	2/20/15	2,300,000	2,300,000
Bank of Tokyo-Mitsubishi UFJ NY:
0.10%[2]	4/1/14	4/1/14	1,500,000	1,500,000
0.15%[2]	4/8/14	4/8/14	3,500,000	3,500,000
BNP Paribas, New York:
0.34%	8/7/14	8/7/14	3,000,000	3,000,000
0.45%	9/19/14	9/19/14	3,000,000	3,000,000
Credit Suisse, New York Branch:
0.21%	7/29/14	7/29/14	1,500,000	1,500,000
0.21%	7/24/14	7/24/14	2,000,000	2,000,000
DnB Bank ASA NY, 0.19%	5/5/14	5/5/14	3,000,000	3,000,000
Nordea Bank Finland plc, New York:
0.22%	7/1/14	7/1/14	3,700,000	3,700,000
0.22%	6/24/14	6/24/14	2,000,000	2,000,000
Rabobank Nederland NV, New York:
0.256%[1]	4/7/14	3/9/15	4,000,000	4,000,000
0.266%[1]	4/30/14	10/31/14	2,500,000	2,500,000
0.28%[1]	4/7/14	10/7/14	1,500,000	1,500,000
Royal Bank of Canada, New York:
0.236%[1]	4/22/14	2/18/15	2,000,000	2,000,000
0.265%[1]	4/24/14	6/24/14	3,000,000	3,000,000
Sumitomo Mutsui Bank NY:
0.08%	4/2/14	4/2/14	5,000,000	5,000,000
0.16%	4/22/14	4/22/14	1,000,000	1,000,000
Toronto Dominion Bank, New York:
0.06%	4/3/14	4/3/14	2,000,000	2,000,000
0.24%	9/4/14	9/4/14	2,000,000	2,000,345
Wells Fargo Bank NA:
0.225%[1]	4/7/14	9/5/14	2,500,000	2,500,000
0.227%[1]	4/7/14	12/5/14	3,500,000	3,500,000

Total Certificates of Deposit (Cost $62,500,345)				62,500,345
Direct Bank Obligations—19.2%
Bank of Nova Scotia, New York:
0.205%	9/22/14	9/22/14	500,000	499,505
0.205%	8/4/14	8/4/14	2,500,000	2,498,220
0.22%	5/20/14	5/20/14	2,200,000	2,199,341
0.235%	6/18/14	6/18/14	600,000	599,695
Bank of Tokyo-Mitsubishi UFJ NY:
0.09%[2]	4/4/14	4/4/14	400,000	399,997
0.15%[2]	4/15/14	4/15/14	1,900,000	1,899,889
DnB Bank ASA:
0.05%[3]	4/2/14	4/2/14	500,000	499,999
0.195%[3]	7/1/14	7/1/14	3,500,000	3,498,275
HSBC USA, Inc.:
0.21%	5/27/14	5/27/14	500,000	499,837
0.23%	8/8/14	8/8/14	3,000,000	2,997,528
0.23%	8/4/14	8/4/14	3,000,000	2,997,604
0.24%	8/26/14	8/26/14	1,600,000	1,598,432

1 OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Direct Bank Obligations (Continued)
National Australia Funding (Delaware), Inc., 0.01%[3]	4/1/14	4/1/14	$4,000,000	$4,000,000
Skandinaviska Enskilda BankenAB:
0.18%[3]	7/11/14	7/11/14	600,000	599,697
0.18%[3]	7/14/14	7/14/14	600,000	599,688
0.195%[3]	4/11/14	4/11/14	2,000,000	1,999,892
0.20%[3]	4/1/14	4/1/14	1,100,000	1,100,000
Svenska Handelsbanken, Inc., 0.215%[3]	4/2/14	4/2/14	1,300,000	1,299,992
Swedbank AB:
0.195%	6/17/14	6/17/14	1,900,000	1,899,207
0.20%	6/11/14	6/11/14	1,600,000	1,599,369

Total Direct Bank Obligations (Cost $33,286,167)				33,286,167
Short-Term Notes/Commercial Paper—44.3%
Leasing & Factoring—4.1%
American Honda Finance Corp.:
0.234%[1]	6/12/14	12/5/14	1,000,000	1,000,000
0.258%[1,2]	4/17/14	7/17/14	2,000,000	2,000,000
Toyota Motor Credit Corp.:
0.196%[1]	4/4/14	8/28/14	2,000,000	2,000,000
0.242%[1]	4/14/14	1/14/15	2,000,000	2,000,000

				7,000,000
Municipal—1.1%
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.20%[1]	4/7/14	4/7/14	2,000,000	2,000,000
Oil, Gas & Consumable Fuels—1.3%
ExxonMobil Corp., 0.04%	4/1/14	4/1/14	2,200,000	2,200,000
Personal Products—3.9%
Reckitt Benckiser Treasury Services plc:
0.20%[3]	9/10/14	9/10/14	500,000	499,550
0.23%[3]	4/7/14	4/7/14	800,000	799,969
0.23%[3]	6/3/14	6/3/14	1,000,000	999,598
0.25%[3]	12/4/14	12/4/14	3,000,000	2,994,854
0.291%[3]	6/25/14	6/25/14	1,300,000	1,299,110

				6,593,081
Receivables Finance—17.2%
Alpine Securitization Corp., 0.11%	4/4/14	4/4/14	2,300,000	2,299,979
Fairway Finance Co. LLC, 0.06%[3]	4/1/14	4/1/14	300,000	300,000
Gemini Securitization Corp., 0.10%[3]	4/1/14	4/1/14	6,900,000	6,900,000
Gotham Funding Corp., 0.14%[3]	4/3/14	4/3/14	1,000,000	999,992
Jupiter Securitization Co. LLC:
0.23%[3]	6/9/14	6/9/14	1,000,000	999,559
0.23%[3]	6/17/14	6/17/14	600,000	599,705
0.24%[3]	4/16/14	4/16/14	2,700,000	2,699,730
Manhattan Asset Funding Co.:
0.12%[3]	4/2/14	4/2/14	1,700,000	1,699,995
0.17%[3]	4/21/14	4/21/14	600,000	599,943
Old Line Funding Corp.:
0.19%[3]	6/23/14	6/23/14	2,000,000	1,999,124

2 OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Receivables Finance (Continued)
Old Line Funding Corp.: (Continued)
0.22%[3]	6/18/14	6/18/14	$1,000,000	$999,523
0.23%[3]	6/12/14	6/12/14	3,500,000	3,498,390
Thunder Bay Funding LLC:
0.23%[3]	5/23/14	5/23/14	4,400,000	4,398,538
0.24%[3]	9/8/14	9/8/14	1,500,000	1,498,400
				29,492,878
Special Purpose Financial—16.7%
Anglesea Funding LLC, 0.12%[2]	4/3/14	4/3/14	4,000,000	3,999,973
Collateralized Commercial Paper II Co. LLC:
0.24%	6/27/14	6/27/14	2,000,000	1,998,840
0.401%	10/24/14	10/24/14	1,000,000	997,711
Concord Minutemen Cap. Corp. LLC:
0.22%	5/19/14	5/19/14	2,500,000	2,499,267
0.22%	5/16/14	5/16/14	1,000,000	999,725
Crown Point Capital Co.:
0.20%	5/22/14	5/22/14	1,500,000	1,499,575
0.22%	4/10/14	4/10/14	2,200,000	2,199,879
0.22%	4/25/14	4/25/14	1,500,000	1,499,780
0.23%	4/2/14	4/2/14	500,000	499,997
Govco LLC:
0.02%[3]	4/1/14	4/1/14	6,200,000	6,200,000
0.19%[3]	5/1/14	5/1/14	800,000	799,874
Lexington Parker Capital Co. LLC, 0.17%[3]	4/11/14	4/11/14	3,000,000	2,999,858
Ridgefield Funding Co. LLC, 0.245%[1]	4/3/14	5/5/14	2,500,000	2,500,000
				28,694,479

Total Short-Term Notes/Commercial Paper (Cost $75,980,438)				75,980,438
Total Investments, at Value (Cost $171,766,950)			99.9%	171,766,950
Assets in Excess of Other Liabilities			0.1	106,464

Net Assets			100.0%	$171,873,414

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,299,859 or 7.74% of the Fund’s net assets as of March 31, 2014.

3 OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $57,383,255 or 33.39% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4 OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

5 OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value:
Assets Table
Certificates of Deposit	$—	$62,500,345	$—	$62,500,345
Direct Bank Obligations	—	33,286,167	—	33,286,167
Short-Term Notes/Commercial Paper	—	75,980,438	—	75,980,438

Total Assets	$—	$171,766,950	$—	$171,766,950

6 OPPENHEIMER MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

		Principal Amount	Value
Asset-Backed Securities—3.0%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$2,100,000	$2,147,389
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]		230,000	231,545
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		2,051,000	2,086,961
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. D, 3.03%, 7/9/18		2,625,000	2,714,588
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	382,713
Series 2012-4, Cl. D, 2.68%, 10/9/18		1,190,000	1,218,345
Series 2013-1, Cl. D, 2.09%, 2/8/19		425,000	424,878
Series 2013-1, Cl. E, 2.64%, 7/8/20[1]		2,385,000	2,389,890
Series 2013-2, Cl. D, 2.42%, 5/8/19		675,000	680,951
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,615,000	1,644,307
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	450,120
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		1,995,000	2,020,829
Series 2013-5, Cl. D, 2.86%, 12/8/19		220,000	223,073
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.82%, 11/15/23[2]	EUR	212,712	280,768
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.956%, 7/24/23[2]	EUR	1,200,000	1,455,790
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	364,237
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	273,221
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	170,175
Series 2014-1, Cl. D, 3.39%, 7/22/19		185,000	185,326
CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		128,951	129,989
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]		100,000	101,372
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		605,000	620,255
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		7,285,000	7,420,359
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		675,000	694,118
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		580,000	591,351
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]		875,000	884,849
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		1,100,000	1,112,588
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		635,000	654,557
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		370,000	371,695
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		370,000	371,838
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		285,000	298,485
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		265,000	263,614
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		195,000	193,958
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.254%, 1/25/23[2]	EUR	1,405,000	1,821,204
Harvest CLO IA SA:
Series I-X, Cl. C, 2.216%, 3/29/17[2]	EUR	235,000	323,684
Series I-X, Cl. D, 3.316%, 3/29/17[2]	EUR	595,000	796,393
Series I-X, Cl. E, 7.916%, 3/29/17[2]	EUR	595,000	792,150
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.92%, 12/14/22[2]	EUR	1,365,481	1,774,681
ICE EM CLO:
Series 2007-1A, Cl. B, 2.029%, 8/15/22[2,3]		7,870,000	6,846,900
Series 2007-1A, Cl. C, 3.329%, 8/15/22[2,3]		5,270,000	4,268,700
Series 2007-1A, Cl. D, 5.329%, 8/15/22[2,3]		5,270,000	4,743,000
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		880,000	920,862
Series 2012-5, Cl. D, 3.30%, 9/17/18		3,160,000	3,264,095
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		825,000	829,472
Series 2013-1, Cl. D, 2.27%, 1/15/19		920,000	924,882
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,110,000	1,126,898
Series 2013-3, Cl. D, 2.42%, 4/15/19		950,000	957,242
Series 2013-4, Cl. D, 3.92%, 1/15/20		1,695,000	1,787,945
Series 2013-5, Cl. D, 2.73%, 10/15/19		520,000	524,952

		Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		$1,195,000	$1,229,081
SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.633%, 6/15/39[2]		1,931,869	1,703,539
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		50,000	50,800
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]		200,000	202,026
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		220,000	223,777
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.206%, 7/24/23[2]	EUR	706,933	843,295
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.387%, 8/27/22[2]	EUR	1,490,000	1,965,194
United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		245,000	246,906
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]		1,690,000	1,701,049
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]		360,000	361,928
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		230,000	231,646
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]		40,000	40,262
Total Asset-Backed Securities (Cost $73,469,114)			73,556,697

Mortgage-Backed Obligations—18.6%
Government Agency—5.4%
FHLMC/FNMA/FHLB/Sponsored—5.3%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		627,073	685,049
5.50%, 9/1/39		767,550	852,761
6.00%, 5/1/18-11/1/21		202,765	222,180
6.50%, 3/1/18-8/1/32		845,274	947,096
7.00%, 10/1/31-10/1/37		174,358	196,074
7.50%, 1/1/32		461,575	548,479
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 8.729%, 2/1/28[4]		11,755	2,565
Series 205, Cl. IO, 11.615%, 9/1/29[4]		70,351	12,905
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]		166,726	24,448
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22		668,713	674,031
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22		496,190	558,523
Series 151, Cl. F, 9.00%, 5/15/21		11,746	13,020
Series 1674, Cl. Z, 6.75%, 2/15/24		344,348	384,964
Series 1897, Cl. K, 7.00%, 9/15/26		910,896	1,030,022
Series 2043, Cl. ZP, 6.50%, 4/15/28		342,838	386,753
Series 2106, Cl. FG, 0.605%, 12/15/28[2]		595,048	600,575
Series 2122, Cl. F, 0.605%, 2/15/29[2]		16,121	16,261
Series 2148, Cl. ZA, 6.00%, 4/15/29		408,945	453,069
Series 2195, Cl. LH, 6.50%, 10/15/29		255,440	286,158
Series 2326, Cl. ZP, 6.50%, 6/15/31		32,140	36,198
Series 2344, Cl. FP, 1.105%, 8/15/31[2]		162,716	167,074
Series 2368, Cl. PR, 6.50%, 10/15/31		129,911	146,379
Series 2412, Cl. GF, 1.105%, 2/15/32[2]		260,745	267,798
Series 2449, Cl. FL, 0.705%, 1/15/32[2]		187,619	189,898
Series 2451, Cl. FD, 1.155%, 3/15/32[2]		99,051	101,899
Series 2453, Cl. BD, 6.00%, 5/15/17		30,887	32,653
Series 2461, Cl. PZ, 6.50%, 6/15/32		467,317	525,543
Series 2464, Cl. FI, 1.155%, 2/15/32[2]		84,127	86,508
Series 2470, Cl. AF, 1.155%, 3/15/32[2]		169,948	174,839
Series 2470, Cl. LF, 1.155%, 2/15/32[2]		86,092	88,528
Series 2471, Cl. FD, 1.155%, 3/15/32[2]		128,079	131,739
Series 2477, Cl. FZ, 0.705%, 6/15/31[2]		355,067	359,319
Series 2500, Cl. FD, 0.655%, 3/15/32[2]		15,033	15,194
Series 2517, Cl. GF, 1.155%, 2/15/32[2]		74,852	76,971
Series 2526, Cl. FE, 0.555%, 6/15/29[2]		25,741	25,929
Series 2551, Cl. FD, 0.555%, 1/15/33[2]		11,337	11,406
Series 2668, Cl. AZ, 4.00%, 9/15/18		64,654	67,749
Series 2676, Cl. KY, 5.00%, 9/15/23		1,487,510	1,624,466
Series 2707, Cl. QE, 4.50%, 11/15/18		223,727	238,076
Series 2770, Cl. TW, 4.50%, 3/15/19		30,000	32,113
Series 3025, Cl. SJ, 24.182%, 8/15/35[2]		222,931	350,115

1 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3465, Cl. HA, 4.00%, 7/15/17	$27,426	$27,964
Series 3617, Cl. DC, 4.00%, 7/15/27	75,015	76,012
Series 3741, Cl. PA, 2.15%, 2/15/35	1,061,216	1,082,298
Series 3815, Cl. BD, 3.00%, 10/15/20	38,681	39,893
Series 3822, Cl. JA, 5.00%, 6/15/40	50,900	54,217
Series 3840, Cl. CA, 2.00%, 9/15/18	28,931	29,470
Series 3848, Cl. WL, 4.00%, 4/15/40	412,985	427,336
Series 3857, Cl. GL, 3.00%, 5/15/40	19,665	19,925
Series 3917, Cl. BA, 4.00%, 6/15/38	329,312	344,206
Series 4221, Cl. HJ, 1.50%, 7/15/23	462,834	463,292
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 53.789%, 7/17/28[4]	18,675	4,123
Series 2079, Cl. S, 50.624%, 7/17/28[4]	34,326	7,712
Series 2136, Cl. SG, 66.245%, 3/15/29[4]	867,184	186,500
Series 2399, Cl. SG, 56.809%, 12/15/26[4]	486,196	105,708
Series 2437, Cl. SB, 66.79%, 4/15/32[4]	1,561,944	362,755
Series 2526, Cl. SE, 29.207%, 6/15/29[4]	32,318	7,267
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	329,181	66,380
Series 2795, Cl. SH, 12.667%, 3/15/24[4]	727,924	110,742
Series 2802, Cl. AS, 0.00%, 4/15/33[4,6]	5,613	15
Series 2920, Cl. S, 47.959%, 1/15/35[4]	320,744	60,682
Series 2922, Cl. SE, 5.558%, 2/15/35[4]	55,410	9,876
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	587,464	96,684
Series 3201, Cl. SG, 5.372%, 8/15/36[4]	295,613	49,723
Series 3397, Cl. GS, 10.173%, 12/15/37[4]	224,528	41,365
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	147,139	17,881
Series 3450, Cl. BI, 9.952%, 5/15/38[4]	380,826	54,906
Series 3606, Cl. SN, 3.297%, 12/15/39[4]	116,636	19,871
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	620,787	48,192
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	495,918	33,872
Federal National Mortgage Assn.:
2.50%, 4/25/29[7]	6,825,000	6,821,801
3.00%, 4/25/29[7]	4,455,000	4,577,512
3.50%, 4/1/29[7]	11,770,000	12,343,787
4.00%, 4/1/29-4/1/44[7]	27,395,000	28,518,457
4.50%, 4/1/29-4/25/44[7]	22,260,000	23,734,417
5.00%, 4/25/44[7]	1,095,000	1,193,978
6.00%, 4/25/44[7]	4,305,000	4,798,563
Federal National Mortgage Assn. Pool:
2.507%, 10/1/36[2]	2,762,835	2,927,399
3.50%, 12/1/20[7]	495,239	521,530
3.50%, 2/1/22	394,562	415,546
5.00%, 2/1/18-7/1/33	2,478,126	2,662,239
5.50%, 4/1/21-5/1/36	441,202	487,732
6.00%, 10/1/16-1/1/19	148,617	155,512
6.50%, 4/1/17-1/1/34	1,132,225	1,277,262
7.00%, 11/1/17-6/1/34	1,292,027	1,468,393
7.50%, 2/1/27-3/1/33	1,525,530	1,795,827
8.50%, 7/1/32	2,214	2,553
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 40.811%, 3/1/23[4]	201,814	48,952
Series 221, Cl. 2, 44.347%, 5/1/23[4]	24,986	4,046
Series 254, Cl. 2, 34.134%, 1/1/24[4]	403,844	68,537
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	76,232	16,475
Series 313, Cl. 2, 3.347%, 6/1/31[4]	747,095	125,270
Series 319, Cl. 2, 0.00%, 2/1/32[4,5]	354,731	62,565
Series 321, Cl. 2, 2.525%, 4/1/32[4]	104,457	18,062
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	108,329	23,555
Series 328, Cl. 2, 0.00%, 12/1/32[4,5]	225,465	32,317
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	414,523	83,389
Series 332, Cl. 2, 0.00%, 3/1/33[4,5]	1,761,641	301,142
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	346,202	75,038
Series 339, Cl. 15, 0.00%, 8/1/33[4,5]	1,056,630	212,551
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	286,735	61,142
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	204,338	38,600
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	346,384	64,912
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	257,087	48,389
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	126,226	23,780
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	161,569	28,177

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54, Cl. LH, 6.50%, 11/25/29	$228,930	$253,903
Series 2001-51, Cl. OD, 6.50%, 10/25/31	125,727	138,946
Series 2001-69, Cl. PF, 1.154%, 12/25/31[2]	198,148	203,783
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	226,831	248,380
Series 2002-12, Cl. PG, 6.00%, 3/25/17	99,612	104,741
Series 2002-29, Cl. F, 1.154%, 4/25/32[2]	89,923	92,478
Series 2002-60, Cl. FH, 1.154%, 8/25/32[2]	176,981	182,016
Series 2002-64, Cl. FJ, 1.154%, 4/25/32[2]	27,690	28,477
Series 2002-68, Cl. FH, 0.656%, 10/18/32[2]	60,698	61,330
Series 2002-84, Cl. FB, 1.154%, 12/25/32[2]	402,006	413,466
Series 2002-9, Cl. PC, 6.00%, 3/25/17	99,865	104,970
Series 2002-9, Cl. PR, 6.00%, 3/25/17	122,280	128,530
Series 2002-90, Cl. FH, 0.654%, 9/25/32[2]	224,923	227,090
Series 2003-11, Cl. FA, 1.154%, 9/25/32[2]	402,015	413,475
Series 2003-112, Cl. AN, 4.00%, 11/25/18	139,303	146,096
Series 2003-116, Cl. FA, 0.554%, 11/25/33[2]	39,640	39,773
Series 2003-119, Cl. FK, 0.654%, 5/25/18[2]	786,619	791,259
Series 2003-84, Cl. GE, 4.50%, 9/25/18	59,927	63,250
Series 2004-101, Cl. BG, 5.00%, 1/25/20	423,561	442,819
Series 2004-25, Cl. PC, 5.50%, 1/25/34	120,893	129,231
Series 2005-109, Cl. AH, 5.50%, 12/25/25	1,850,810	2,035,331
Series 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	628,419
Series 2005-71, Cl. DB, 4.50%, 8/25/25	274,603	296,530
Series 2006-11, Cl. PS, 24.001%, 3/25/36[2]	187,162	298,221
Series 2006-46, Cl. SW, 23.634%, 6/25/36[2]	324,064	501,383
Series 2008-14, Cl. BA, 4.25%, 3/25/23	247,818	260,769
Series 2008-75, Cl. DB, 4.50%, 9/25/23	192,637	203,652
Series 2009-113, Cl. DB, 3.00%, 12/25/20	568,100	586,075
Series 2009-114, Cl. AC, 2.50%, 12/25/23	116,325	118,783
Series 2009-36, Cl. FA, 1.094%, 6/25/37[2]	121,845	124,540
Series 2009-70, Cl. NT, 4.00%, 8/25/19	25,556	26,737
Series 2009-70, Cl. TL, 4.00%, 8/25/19	745,689	780,140
Series 2010-43, Cl. KG, 3.00%, 1/25/21	267,828	277,938
Series 2011-122, Cl. EC, 1.50%, 1/25/20	351,888	355,372
Series 2011-15, Cl. DA, 4.00%, 3/25/41	263,632	276,293
Series 2011-3, Cl. EL, 3.00%, 5/25/20	961,410	992,076
Series 2011-3, Cl. KA, 5.00%, 4/25/40	394,538	427,165
Series 2011-38, Cl. AH, 2.75%, 5/25/20	30,864	31,814
Series 2011-6, Cl. BA, 2.75%, 6/25/20	378,147	390,081
Series 2011-69, Cl. EA, 3.00%, 11/25/29	302,424	309,592
Series 2011-82, Cl. AD, 4.00%, 8/25/26	535,694	562,730
Series 2012-20, Cl. FD, 0.554%, 3/25/42[2]	829,823	829,294
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 21.055%, 11/18/31[4]	98,965	19,309
Series 2001-63, Cl. SD, 25.518%, 12/18/31[4]	28,028	5,572
Series 2001-68, Cl. SC, 16.424%, 11/25/31[4]	17,715	4,132
Series 2001-81, Cl. S, 18.856%, 1/25/32[4]	22,193	5,501
Series 2002-28, Cl. SA, 29.096%, 4/25/32[4]	15,883	3,514
Series 2002-38, Cl. SO, 39.931%, 4/25/32[4]	95,129	17,231
Series 2002-48, Cl. S, 24.703%, 7/25/32[4]	24,580	5,841
Series 2002-52, Cl. SL, 27.622%, 9/25/32[4]	15,959	3,797
Series 2002-56, Cl. SN, 26.249%, 7/25/32[4]	33,777	6,992
Series 2002-77, Cl. IS, 35.669%, 12/18/32[4]	162,071	39,116
Series 2002-77, Cl. SH, 29.831%, 12/18/32[4]	33,648	7,961
Series 2002-9, Cl. MS, 21.263%, 3/25/32[4]	29,648	6,325
Series 2003-13, Cl. IO, 4.863%, 3/25/33[4]	292,204	67,846
Series 2003-26, Cl. DI, 6.187%, 4/25/33[4]	231,165	52,201
Series 2003-33, Cl. SP, 22.70%, 5/25/33[4]	181,199	37,924
Series 2003-38, Cl. SA, 0.00%, 3/25/23[4,5]	186,997	16,200
Series 2003-4, Cl. S, 24.626%, 2/25/33[4]	54,180	12,636
Series 2004-56, Cl. SE, 8.477%, 10/25/33[4]	866,997	161,385
Series 2005-12, Cl. SC, 6.30%, 3/25/35[4]	27,692	4,610
Series 2005-14, Cl. SE, 31.885%, 3/25/35[4]	960,177	143,443
Series 2005-40, Cl. SA, 42.163%, 5/25/35[4]	835,882	139,717
Series 2005-40, Cl. SB, 56.981%, 5/25/35[4]	1,359,853	220,950
Series 2005-52, Cl. JH, 3.584%, 5/25/35[4]	465,522	70,375
Series 2005-63, Cl. SA, 42.85%, 10/25/31[4]	48,264	7,686
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	870,733	164,634
Series 2007-88, Cl. XI, 25.127%, 6/25/37[4]	1,232,031	186,308

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	$131,873	$15,957
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	208,773	16,729
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	805,339	63,622
Series 2012-40, Cl. PI, 2.334%, 4/25/41[4]	1,703,552	282,446
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	187	42
		127,850,551

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	164,121	182,374
7.50%, 2/15/27	9,664	10,445
8.00%, 11/15/25-5/15/26	34,086	34,435
Government National Mortgage Assn. II Pool, 1.625%, 11/20/25[2]	4,087	4,263
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 57.20%, 3/16/28[4]	43,462	9,348
Series 2007-17, Cl. AI, 15.78%, 4/16/37[4]	402,776	81,927
Series 2011-52, Cl. HS, 9.114%, 4/16/41[4]	690,828	151,959
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	655,283	775,443
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,436,055	1,676,627
		2,926,821

Non-Agency—13.2%
Commercial—10.7%
Banc of America Commercial Mortgage Trust:
Series 2006-3, Cl. AM, 5.853%, 7/10/44[2]	4,242,000	4,439,149
Series 2007-5, Cl. AM, 5.772%, 2/10/51[2]	8,090,000	8,781,958
BCAP LLC Trust:
Series 2012-RR2, Cl. 6A3, 2.768%, 9/26/35[1,2]	551,027	557,261
Series 2012-RR6, 2.404%, 11/26/36[1]	392,044	395,341
Series 2013-RR2, Cl. 5A2, 2.614%, 3/26/36[1,2]	7,503,489	6,111,779
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[2]	8,145,000	8,357,344
Series 2007-PW17, Cl. AJ, 5.888%, 6/11/50[2]	7,400,000	7,434,277
Series 2007-T26, Cl. AJ, 5.566%, 1/12/45[2]	6,183,000	6,102,788
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Cl. 4A1, 4.399%, 12/20/35[2]	114,441	98,294
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.133%, 12/10/49[2]	3,005,000	3,374,319
Series 20113-GCJ11, 4.607%, 4/10/46[1]	3,125,000	2,801,283
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.614%, 3/25/36[1,2]	10,474,197	10,040,141
Series 2012-8, Cl. 1A1, 2.654%, 10/25/35[1,2]	953,775	966,739
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,2]	70,000	65,639
Series 2012-CR5, Cl. E, 4.336%, 12/10/45[1,2]	2,970,000	2,748,595
Series 2013-CR6, Cl. D, 4.176%, 3/10/46[1,2]	1,525,000	1,343,495
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,2]	3,245,000	2,876,873
Series 2013-CR9, Cl. D, 4.261%, 7/10/45[1,2]	2,685,000	2,386,552
Series 2013-LC13, Cl. D, 5.05%, 8/10/46[1,2]	2,314,000	2,163,116
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	4,820,380	164,081
Series 2012-CR5, Cl. XA, 1.78%, 12/10/45[4]	3,510,070	361,016
Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,803,260	1,820,124
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Cl. AJ, 5.466%, 2/15/39[2]	695,000	740,205
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	4,315,000	4,649,976
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	600,000	629,374
Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[1,2]	105,932	107,277
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.558%, 11/10/46[1,2]	100,000	104,002
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust:
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	97,995	78,572

	Principal Amount	Value
Commercial (Continued)
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust: (Continued)
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[2]	$476,860	$373,300
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.377%, 7/22/36[2,3]	5,060,144	4,033,344
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.804%, 11/25/35[2]	4,170,128	3,205,118
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,233,016	964,254
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[2]	4,827,525	4,234,700
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	2,000,000	1,828,774
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	1,040,000	947,854
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	1,630,000	1,468,796
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	1,605,000	1,441,540
Series 2013-K712, Cl. C, 3.368%, 5/25/45[1,2]	240,000	229,004
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	390,000	366,967
GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AJ, 5.82%, 7/10/38[2]	4,660,000	4,832,485
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	6,035,000	6,503,980
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.309%, 11/10/45[2]	6,510,000	6,477,626
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.215%, 7/25/35[2]	40,611	40,655
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	2,695,000	2,719,972
Series 2006-LDP7, Cl. AJ, 5.845%, 4/15/45[2]	1,075,000	1,104,927
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	5,700,000	6,029,375
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	8,281,000	8,230,987
Series 2007-CB19, Cl. AM, 5.698%, 2/12/49[2]	5,850,000	6,365,233
Series 2013-C10, Cl. D, 4.16%, 12/15/47[2]	3,420,000	3,044,315
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[1,2]	401,451	403,005
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,2]	5,159,579	4,372,181
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Cl. D, 4.561%, 8/15/46[1,2]	2,500,000	2,277,793
Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.657%, 5/12/39[2]	6,860,000	6,951,337
ML-CFC Commercial Mortgage Trust, Series 2006-3, Cl. AJ, 5.485%, 7/12/46[2]	5,820,000	5,810,059
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,2]	2,290,000	2,154,964
Series 2013-C12, Cl. D, 4.771%, 10/15/46[1,2]	2,370,000	2,160,869
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,2]	4,250,000	3,816,033
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,2]	2,020,000	1,782,135
Series 2014-C14, Cl. D, 4.836%, 2/15/47[1,2]	2,145,000	1,943,952
Morgan Stanley Capital I Trust:
Series 2006-HQ10, Cl. AJ, 5.389%, 11/12/41[2]	3,975,000	4,031,036
Series 2006-HQ10, Cl. AM, 5.36%, 11/12/41	8,500,000	9,305,966
Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[2]	2,115,000	2,224,929
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	765,000	834,246
Series 2007-IQ15, Cl. AM, 5.908%, 6/11/49[2]	5,875,000	6,425,114
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.057%, 11/26/36[1,2]	37,774	37,975
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.451%, 6/26/46[1,2]	387,193	392,027
RALI Trust, Series 2005-QA4, Cl. A32, 3.13%, 4/25/35[2]	75,832	10,003
Residential Asset Securitization Trust, Series 2006-A12, Cl. A1, 6.25%, 11/25/36	545,381	423,429
STARM Mortgage Loan Trust, Series 2007-1, Cl. 2A1, 2.756%, 2/25/37[2]	5,903,602	5,037,880
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.388%, 8/25/34[2]	6,817,488	6,718,198
Series 2006-4, Cl. 6A, 5.029%, 5/25/36[2]	1,745,206	1,480,740
Series 2007-6, Cl. 3A1, 4.512%, 7/25/37[2]	5,200,812	4,085,966
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.891%, 5/10/63[1,2]	3,450,000	3,169,551
Series 2013-C5, Cl. D, 4.094%, 3/10/46[1,2]	4,200,000	3,699,986
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25, Cl. AJ, 5.722%, 5/15/43[2]	5,315,000	5,601,853
Series 2007-C30, Cl. AM, 5.383%, 12/15/43	5,900,000	6,396,544

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 2.034%, 4/25/47[2]	$573,132	$416,962
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-W, Cl. B2, 2.615%, 11/25/34[2]	92,032	2,325
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	1,167,738	1,194,882
Series 2006-8, Cl. A15, 6.00%, 7/25/36	2,832,485	2,819,254
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	2,611,209	2,642,029
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	5,209,713	4,885,080
Series 2006-AR7, Cl. 2A4, 2.614%, 5/25/36[2]	2,096,201	1,958,780
Series 2007-AR3, Cl. A4, 5.673%, 4/25/37[2]	1,285,886	1,254,264
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,2]	105,000	96,994
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,2]	2,040,000	1,946,388
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,2]	2,275,000	2,197,137
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,2]	1,168,000	1,058,467
Series 2013-C15, Cl. D, 4.486%, 8/15/46[1,2]	3,150,000	2,832,338
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	5,869,966	377,703
		259,373,150

Multi-Family—0.6%
Banc of America Commercial Mortgage Trust, Series 2006-2, Cl. AJ, 5.766%, 5/10/45[2]	4,295,000	4,569,586
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.404%, 6/25/36[2]	3,823,266	3,543,246
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.567%, 5/25/37[2]	2,993,195	2,897,963
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[2]	278,104	270,194
Series 2006-AR2, Cl. 2A3, 2.614%, 3/25/36[2]	4,311,827	4,311,965
		15,592,954

Residential—1.9%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.892%, 2/10/51[2]	3,560,000	3,958,464
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	1,573,735	1,425,194
Series 2007-C, Cl. 1A4, 5.316%, 5/20/36[2]	1,370,803	1,339,755
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Cl. 12A2, 2.652%, 5/25/34[2]	1,867,097	1,858,971
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	8,565,000	9,000,076
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.664%, 5/25/35[2]	1,800,809	1,786,986
Series 2005-3, Cl. 2A4, 2.723%, 8/25/35[2]	3,388,278	2,974,423
Countrywide Home Loans:
Series 2005-29, Cl. A1, 5.75%, 12/25/35	3,877,992	3,636,320
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,410,531	1,482,431
Series 2006-6, Cl. A3, 6.00%, 4/25/36	328,560	310,982
Series 2007-HY3, Cl. 1A1, 2.684%, 6/25/47[2]	1,679,519	1,528,532
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.385%, 12/15/35[2]	123,658	100,021
Series 2006-H, Cl. 2A1A, 0.305%, 11/15/36[2]	56,308	35,374
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	406,815	393,726
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	930,154	951,118
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.254%, 8/25/36[2]	1,073,508	535,920
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.332%, 10/25/36[2]	1,275,080	1,254,786
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,8]	66,744	4,372
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	27,342	21,352
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	661,409	528,337

		Principal Amount	Value
Residential (Continued)
Residential Asset Securitization Trust:
Series 2005-A14, Cl. A1, 5.50%, 12/25/35		$2,671,266	$2,446,364
Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36		2,793,481	2,597,236
Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35		3,462,804	3,388,430
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR12, Cl. 1A8, 2.354%, 10/25/35[2]		1,820,103	1,757,451
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.629%, 10/25/36[2]		2,144,084	2,096,908
			45,413,529
Total Mortgage-Backed Obligations (Cost $431,682,538)			451,157,005

U.S. Government Obligations—5.9%
United States Treasury Nts.:
0.375%, 1/15/16		110,000,000	110,068,750
0.75%, 3/15/17		4,575,000	4,558,736
1.375%, 9/30/18[12,13]		16,696,000	16,553,166
2.00%, 9/30/20		9,509,000	9,398,676
2.50%, 8/15/23		735,000	724,664
United States Treasury Nts. Strips, 6.16%, 2/15/16		2,116,000	2,100,710
Total U.S. Government Obligations (Cost $143,548,541)			143,404,702

Foreign Government Obligations—16.4%
Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		1,995,000	2,189,513
Brazil—3.2%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		1,960,000	1,906,100
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
9.788%, 7/1/14[9]	BRL	61,365,000	26,372,102
10.346%, 10/1/14[9]	BRL	10,380,000	4,338,419
11.002%, 1/1/15[9]	BRL	93,570,000	38,024,885
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	9,290,000	3,798,049
9.762%, 1/1/21	BRL	2,000,000	781,422
10.00%, 1/1/23	BRL	2,680,000	1,020,102
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		1,952,000	2,084,736
			78,325,815

Colombia—0.5%
Republic of Colombia International Bonds, 4.375%, 7/12/21		2,170,000	2,262,225
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		1,660,000	1,647,550
5.625%, 2/26/44		1,895,000	1,987,855
8.125%, 5/21/24		1,880,000	2,453,400
Series B, 7.00%, 5/4/22	COP	2,729,000,000	1,443,632
Series B, 10.00%, 7/24/24	COP	2,569,000,000	1,636,485
			11,431,147

Croatia—0.1%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		2,315,000	2,350,882
6.375%, 3/24/21[1]		540,000	584,550
6.75%, 11/5/19[1]		515,000	569,719
			3,505,151

Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		990,000	936,787
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[1]		1,120,000	1,117,200
			2,053,987

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		1,005,000	$1,067,812
Germany—0.6%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	EUR	10,810,000	14,898,517
Greece—0.6%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	2,870,000	3,776,533
Hellenic Republic Sr. Unsec. Bonds:
2.00%, 2/24/26[2]	EUR	285,000	290,975
2.00%, 2/24/27[2]	EUR	285,000	286,169
2.00%, 2/24/28[2]	EUR	285,000	280,940
2.00%, 2/24/29[2]	EUR	285,000	277,223
2.00%, 2/24/30[2]	EUR	285,000	273,916
2.00%, 2/24/34[2]	EUR	565,000	522,472
5.20%, 7/17/34	EUR	5,795,000	6,333,160
Hellenic Republic Sr. Unsec. Nts., 5%, Series 15BR, 8/22/16	JPY	143,000,000	1,311,704
			13,353,092

Hungary—0.6%
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41		140,000	162,050
Hungary Sr. Unsec. Nts.:
4.00%, 3/25/19		1,530,000	1,523,115
5.375%, 2/21/23		1,425,000	1,451,932
5.375%, 3/25/24		715,000	718,218
6.375%, 3/29/21		1,165,000	1,280,044
Hungary Unsec. Bonds:
7.00%, 6/24/22	HUF	238,000,000	1,183,640
Series 19/A, 6.50%, 6/24/19	HUF	718,000,000	3,465,100
Series 20/A, 7.50%, 11/12/20	HUF	215,000,000	1,095,657
Series 23/A, 6.00%, 11/24/23	HUF	499,000,000	2,338,314
			13,218,070

India—1.1%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	839,000,000	13,240,473
8.28%, 9/21/27	INR	308,000,000	4,820,545
8.83%, 11/25/23	INR	549,000,000	9,206,773
			27,267,791

Indonesia—1.3%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds, 4%, 11/21/18[1]		2,870,000	2,945,338
Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[1]		1,600,000	1,756,000
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		960,000	861,600
4.875%, 5/5/21[1]		2,705,000	2,786,150
5.375%, 10/17/23[1]		3,405,000	3,549,713
5.875%, 1/15/24[1]		2,350,000	2,529,188
7.75%, 1/17/38[1]		1,055,000	1,263,362
11.625%, 3/4/19[1]		520,000	709,150
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	46,680,000,000	4,071,038
Series FR70, 8.375%, 3/15/24	IDR	73,010,000,000	6,627,778
Series FR71, 9.00%, 3/15/29	IDR	50,520,000,000	4,644,838
			31,744,155

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		5,265,000	4,975,425
Kazakhstan—0.0%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]		865,000	784,987

		Principal Amount	Value
Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		1,295,000	$1,416,665
Lithuania—0.2%
Republic of Lithuania Sr. Unsec. Bonds:
5.125%, 9/14/17[1]		2,205,000	2,417,077
6.125%, 3/9/21[1]		2,190,000	2,513,463
			4,930,540

Mexico—1.1%
United Mexican States Bonds:
7.75%, 11/13/42	MXN	23,100,000	1,897,746
8.00%, 12/7/23	MXN	10,400,000	903,108
United Mexican States Sr. Unsec. Bonds, 5.55%, 1/21/45		955,000	1,017,075
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	67,900,000	5,372,715
Series M, 7.00%, 6/19/14	MXN	139,700,000	10,830,985
Series M20, 7.50%, 6/3/27	MXN	41,800,000	3,489,652
Series M20, 8.50%, 5/31/29	MXN	33,040,000	2,963,495
			26,474,776

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		1,850,000	1,803,750
Panama—0.1%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20		885,000	984,120
6.70%, 1/26/36		590,000	696,200
8.875%, 9/30/27		615,000	854,850
9.375%, 4/1/29		565,000	803,995
			3,339,165

Peru—0.3%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		1,195,000	1,442,963
7.35%, 7/21/25		1,040,000	1,342,900
7.84%, 8/12/20[1]	PEN	5,190,000	2,053,754
8.20%, 8/12/26[1]	PEN	5,125,000	2,106,932
			6,946,549

Philippines—0.2%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		1,785,000	2,184,394
6.375%, 10/23/34		2,175,000	2,707,875
7.75%, 1/14/31		300,000	411,375
			5,303,644

Poland—0.6%
Republic of Poland Bonds:
2.50%, 7/25/18	PLN	7,705,000	2,446,831
3.75%, 4/25/18	PLN	7,930,000	2,649,262
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		2,465,000	2,310,938
5.125%, 4/21/21		3,080,000	3,408,790
Republic of Poland Unsec. Bonds:
5.25%, 10/25/20	PLN	6,595,000	2,350,398
5.75%, 10/25/21	PLN	6,355,000	2,330,741
			15,496,960

Portugal—1.0%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	16,520,000	24,752,902
Romania—0.3%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		660,000	669,900
6.125%, 1/22/44[1]		470,000	497,260
6.75%, 2/7/22[1]		2,620,000	3,062,125
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	920,000	296,486

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Romania (Continued)
Romania Unsec. Bonds: (Continued)
5.90%, 7/26/17	RON	7,000,000	$2,274,349
			6,800,120

Russia—0.5%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	20,500,000	536,943
Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[1]		1,115,000	1,108,031
5.875%, 9/16/43[1]		670,000	664,975
7.50%, 3/31/30[1,2]		1,325,475	1,512,036
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		3,580,000	3,741,100
Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	39,100,000	1,058,685
Series 6209, 7.60%, 7/20/22	RUB	32,300,000	859,829
Series 6210, 6.80%, 12/11/19	RUB	11,000,000	292,507
Series 6211, 7.00%, 1/25/23	RUB	40,900,000	1,052,023
Series 6215, 7.00%, 8/16/23	RUB	30,600,000	781,809
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	RUB	33,200,000	931,691
			12,539,629

Serbia—0.2%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		900,000	938,250
Republic of Serbia Treasury Bills, 10.004%, 6/12/14[9]	RSD	151,000,000	1,779,205
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		940,000	998,750
			3,716,205

Slovenia—0.1%
Republic of Slovenia Bonds, 4.125%, 2/18/19[1]		2,980,000	3,088,770
South Africa—1.2%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		330,000	363,891
5.875%, 9/16/25		1,790,000	1,929,620
Series R207, 7.25%, 1/15/20	ZAR	75,530,000	6,917,165
Series R208, 6.75%, 3/31/21	ZAR	80,875,000	7,105,631
Series R209, 6.25%, 3/31/36	ZAR	14,900,000	1,056,983
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	19,400,000	1,782,801
Series R186, 10.50%, 12/21/26	ZAR	71,650,000	7,902,468
Series R213, 7.00%, 2/28/31	ZAR	25,338,000	2,039,990
			29,098,549

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		620,000	629,300
6.00%, 1/14/19[1]		1,185,000	1,242,769
6.25%, 10/4/20[1]		780,000	824,850
6.25%, 7/27/21[1]		830,000	868,387
			3,565,306

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.332%, 3/9/20[2]		1,345,000	1,430,744
Turkey—1.4%
Republic of Turkey Bonds:
8.30%, 10/7/15	TRY	8,505,000	3,869,523
8.80%, 9/27/23	TRY	5,390,000	2,326,338
9.00%, 1/27/16	TRY	2,050,000	938,670
10.00%, 6/17/15	TRY	1,240,000	574,884
10.50%, 1/15/20	TRY	1,790,000	854,552
10.70%, 2/24/16	TRY	5,680,000	2,673,160
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	970,000	1,390,442
6.25%, 9/26/22		1,975,000	2,127,075
6.625%, 2/17/45[15]		2,415,000	2,556,881

		Principal Amount	Value
Turkey (Continued)
Republic of Turkey Sr. Unsec. Bonds: (Continued)
6.875%, 3/17/36		690,000	$750,548
7.375%, 2/5/25		1,245,000	1,431,128
8.00%, 6/4/14	TRY	12,525,000	5,838,112
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15	TRY	2,905,000	1,881,693
6.30%, 2/14/18	TRY	8,540,000	3,522,246
7.10%, 3/8/23	TRY	3,960,000	1,531,476
8.50%, 9/14/22	TRY	4,630,000	1,979,927
			34,246,655

United Arab Emirates—0.1%
Emirate of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21		2,050,000	2,280,625
7.75%, 10/5/20		965,000	1,210,110
			3,490,735

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		2,930,000	3,010,575
7.625%, 3/21/36		175,000	224,875
			3,235,450

Venezuela—0.1%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
13.625%, 8/15/18		355,000	356,775
13.625%, 8/15/18[1]		2,265,000	2,219,700
			2,576,475
Total Foreign Government Obligations (Cost $398,702,488)			399,069,051

Corporate Loans—3.0%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 2/21/22[2,7]		1,360,000	1,363,400
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 10/9/16[2]		1,408,812	1,391,006
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/18/21[2]		1,490,000	1,541,840
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/19[2,7]		438,689	451,301
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[2]		1,775,000	1,821,963
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]		895,000	929,681
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[2]		775,000	787,432
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.44%, 1/28/18[2]		2,798,271	2,646,115
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[2]		2,518,688	2,554,370
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[2]		1,265,000	1,282,921
Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 2/13/17[2]		1,630,921	1,655,385
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.903%, 1/30/19[2]		6,103,532	5,986,423
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.803%, 1/29/16[2]		50,160	49,616
Tranche E, 7.653%, 7/30/19[2]		926,326	926,905
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[2,7]		2,325,000	2,335,172

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/26/21[2]	1,360,000	$1,356,600
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	2,050,000	2,091,000
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 3.539%, 10/19/15[2,7,14]	5,042,312	3,101,022
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 2/14/19[2,7]	1,810,854	1,871,782
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.125%, 9/30/20[2]	3,632,184	3,787,525
Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[2]	1,021,041	1,023,593
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2,7]	2,325,000	2,336,625
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]	973,108	1,016,898
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 12/19/20[2]	1,370,000	1,406,819
Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/4/20[2]	2,110,000	2,289,350
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2]	3,075,000	3,111,516
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 11/9/19[2]	1,206,625	1,208,133
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	2,475,000	2,486,447
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[2]	1,885,000	1,901,494
Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 2/8/19[2]	300,970	308,494
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2]	3,135,000	3,135,000
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 3/5/21[2]	1,740,000	1,740,000
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,8,14]	1,437,891	898,682
Road Infrastructure Investment LC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[2,7]	1,860,000	1,871,625
Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	2,995,000	3,045,541
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[2]	4,580,000	4,628,662
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2,7]	2,185,000	2,130,375
Total Corporate Loans (Cost $72,077,537)		72,470,713

Corporate Bonds and Notes—36.9%
Consumer Discretionary—5.6%
Auto Components—0.8%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	1,735,000	1,882,475

		Principal Amount	Value
Auto Components (Continued)
GKN Holdings plc, 6.75% Sr. Unsec. Nts., 10/28/19	GBP	$1,550,000	$3,014,177
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		3,760,000	4,206,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22[1]		2,300,000	2,340,250
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[1]		1,710,000	1,675,800
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR	2,025,000	2,992,277
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19		3,483,000	3,670,211
			19,781,690

Automobiles—0.2%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		1,375,000	1,389,410
Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31		1,025,000	1,318,695
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		1,295,000	1,354,894
			4,062,999

Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		2,865,000	3,079,875
ServiceMaster Co., 8% Sr. Unsec. Nts., 2/15/20		1,740,000	1,896,600
			4,976,475

Hotels, Restaurants & Leisure—1.1%
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20		2,890,000	3,067,012
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		900,000	980,100
Burger King Corp., 9.875% Sr. Unsec. Nts., 10/15/18		1,280,000	1,403,200
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[1]		1,130,000	1,155,425
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		2,080,000	2,158,000
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[3]		1,861,000	1,977,312
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		1,350,000	1,456,313
Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[1]		2,505,000	2,771,156
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		1,805,000	1,814,025
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		1,710,000	1,883,138
6.75% Sr. Unsec. Nts., 10/1/20		1,650,000	1,833,563
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		1,375,825	1,561,561
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,700,000	1,797,750
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[1]		1,670,000	1,745,150
Premier Cruises Ltd., 11% Sr. Nts., 3/15/08[3,8]		250,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		1,250,000	1,237,500
Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[1]		930,000	1,060,200
			27,901,405

Household Durables—0.3%
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		2,815,000	3,047,237

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Household Durables (Continued)
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		$1,200,000	$1,233,750
9.125% Sec. Nts., 11/15/20[1]		1,790,000	2,018,225
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[1]		1,050,000	1,065,750
			7,364,962
Internet & Catalog Retail—0.1%
Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]		2,135,000	2,367,181
Media—1.8%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		905,000	957,037
Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[1]		720,000	779,400
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		3,132,000	3,386,475
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[1]		460,000	472,650
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		1,620,000	1,615,950
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		1,715,000	1,835,050
DISH DBS Corp.:
6.75% Sr. Unsec. Nts., 6/1/21		835,000	937,287
7.875% Sr. Unsec. Nts., 9/1/19		2,135,000	2,529,975
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,370,250
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,299,375
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[1]		1,070,000	1,104,775
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		2,890,000	3,150,100
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		730,000	795,700
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		1,520,000	1,641,600
Regal Entertainment Group, 5.75% Sr. Unsec. Nts., 3/15/22		465,000	480,112
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		1,235,000	1,231,913
6.125% Sr. Unsec. Nts., 10/1/22		2,410,000	2,452,175
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		1,365,000	1,518,563
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	2,720,000	4,106,940
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		2,215,000	2,453,113
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		2,765,000	3,027,675
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	755,000	1,350,004
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	2,470,000	4,370,079
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		455,000	474,338
			43,340,536
Multiline Retail—0.3%
Bon-Ton Department Stores, Inc. (The), 8% Sec. Nts., 6/15/21		1,630,000	1,583,137
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19		415,000	465,319
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,14]		1,265,000	1,299,788

		Principal Amount	Value
Multiline Retail (Continued)
Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		$665,000	$733,994
8.75% Sr. Unsec. Nts., 10/15/21[1,14]		2,360,000	2,619,600
			6,701,838
Specialty Retail—0.6%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[1]		3,240,000	3,223,800
Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[1]		1,780,000	1,379,500
8.875% Sr. Unsec. Nts., 3/15/19		1,555,000	1,453,925
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		2,785,000	3,021,725
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts., 8/1/18[1,14]		1,255,000	1,298,925
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		1,630,000	1,823,562
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		1,230,000	1,323,788
			13,525,225
Textiles, Apparel & Luxury Goods—0.2%
Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	145,000	209,767
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[1]		1,060,000	1,158,050
10.00% Sr. Unsec. Nts., 8/1/20		1,060,000	1,211,050
SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[1]		3,175,000	3,309,938
			5,888,805
Consumer Staples—0.8%
Beverages—0.1%
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		695,000	728,138
5.75% Sr. Unsec. Nts., 4/7/21[1]		585,000	665,131
			1,393,269
Food & Staples Retailing—0.1%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,14]		1,225,000	1,275,531
Food Products—0.6%
American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[1]		2,770,000	2,877,337
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Nts., 5/15/17[3,14]		2,794,730	2,724,862
BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[1]		1,405,000	1,457,688
Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]		2,809,000	3,075,855
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		1,591,000	1,781,920
Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[1]		935,000	947,856
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[1]		1,520,000	1,330,000
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		912,000	946,200
			15,141,718
Tobacco—0.0%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		1,145,000	1,236,600
Energy—5.5%
Energy Equipment & Services—0.9%
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]		1,245,000	1,319,700
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21		1,525,000	1,525,000

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Energy Equipment & Services (Continued)
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		$745,000	$750,587
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		2,360,000	2,478,000
North Atlantic Drilling Ltd.:
6.05% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	8,000,000	1,336,050
6.25% Sr. Unsec. Nts., 2/1/19[1]		1,605,000	1,576,912
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]		1,999,310	2,079,282
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19		2,120,000	2,268,400
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[1]		1,265,000	1,261,838
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		1,395,000	1,499,625
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]		1,500,000	1,501,875
Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[1]		2,820,000	2,953,950
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]		1,410,000	1,426,046
			21,977,265
Oil, Gas & Consumable Fuels—4.6%
Access Midstream Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,502,937
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]		775,000	794,375
Alliance Oil Co. Ltd.:
7.00% Sr. Unsec. Nts., 5/4/20[1]		1,295,000	1,133,125
9.875% Sr. Unsec. Nts., 3/11/15[1]		245,000	247,450
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20		1,410,000	1,506,937
Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21		505,000	383,800
8.00% Sec. Nts., 1/15/19[1]		940,000	942,350
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23		1,280,000	1,270,400
6.625% Sr. Unsec. Nts., 10/1/20		1,435,000	1,535,450
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19		2,355,000	2,564,006
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20		2,705,000	2,972,119
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22		1,400,000	1,522,500
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23		1,425,000	1,515,844
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24		695,000	715,850
8.50% Sr. Unsec. Nts., 12/15/19		485,000	524,406
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]		1,455,000	1,483,467
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20		495,000	520,987
6.125% Sr. Unsec. Nts., 3/1/22[1]		1,510,000	1,585,500
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23		1,040,000	972,400
Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[1]		1,790,000	2,024,937
Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19		315,000	379,181
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]		1,215,000	1,257,022
5.25% Sr. Unsec. Nts., 8/10/20[1]		770,000	816,505
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22		2,665,000	3,004,787
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18		875,000	883,750

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]		$1,455,000	$1,431,356
Gazprom OAO Via Gaz Capital SA:
3.85% Sr. Unsec. Nts., 2/6/20[1]		970,000	914,225
4.95% Sr. Unsec. Nts., 7/19/22[1]		2,660,000	2,507,050
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21		1,480,000	1,539,200
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21		2,310,000	2,408,175
9.75% Sr. Unsec. Nts., 7/15/20[1]		605,000	653,400
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]		1,430,000	1,562,275
KazMunayGas National Co. JSC:
7.00% Sr. Unsec. Nts., 5/5/20[1]		345,000	390,712
9.125% Sr. Unsec. Nts., 7/2/18[1]		1,065,000	1,281,994
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21		1,275,000	1,314,844
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22[1]		575,000	582,906
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]		630,000	675,675
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]		1,460,000	1,467,300
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21		2,750,000	2,970,000
8.625% Sr. Unsec. Nts., 4/15/20		1,370,000	1,495,012
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]		5,855,000	6,191,662
7.00% Sr. Unsec. Nts., 3/31/24[1]		990,000	1,049,400
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.625% Sr. Unsec. Nts., 5/1/21		740,000	784,400
7.625% Sr. Unsec. Nts., 5/1/21[1]		685,000	726,100
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21		1,440,000	1,512,000
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[1]		635,000	671,513
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		1,245,000	1,304,138
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[1]		1,745,000	1,550,869
7.75% Sr. Unsec. Nts., 2/21/17[1]	RUB	9,460,000	255,568
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		1,110,000	1,209,900
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[1]		229,500	239,254
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		1,551,000	1,580,896
5.45% Sr. Unsec. Nts., 10/14/21[1]		1,372,000	1,483,526
Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[1]		1,450,000	1,417,375
5.375% Sr. Unsec. Nts., 1/26/19[1]		1,355,000	1,409,200
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]		1,520,000	1,607,400
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35		840,000	936,600
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20		465,000	519,638
Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[1]		1,430,000	1,378,163
Petroleos de Venezuela SA:
6.00% Sr. Unsec. Nts., 11/15/26[1]		3,020,000	1,653,450
9.00% Sr. Unsec. Nts., 11/17/21		1,315,000	986,250
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22		166,500	164,535
2.00% Sec. Nts., 12/20/22		823,500	815,524
3.50% Sr. Unsec. Nts., 1/30/23		1,145,000	1,080,308

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos: (Continued)
6.375% Sr. Unsec. Nts., 1/23/45[1]		$1,415,000	$1,529,969
8.00% Sr. Unsec. Nts., 5/3/19		3,165,000	3,877,125
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]		368,333	397,340
9.75% Sr. Unsec. Nts., 8/14/19[1]		515,000	646,325
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]		1,395,000	1,829,311
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]		1,555,000	1,531,675
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21		1,525,000	1,566,938
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[1]		4,105,000	4,494,975
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[1]		1,440,000	1,544,400
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23		1,185,000	1,262,025
7.50% Sr. Unsec. Nts., 3/15/21		2,492,000	2,672,670
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[1]		1,722,677	1,664,536
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]		945,000	871,763
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,170,000	1,254,825
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[1]		281,959	286,594
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20		1,475,000	1,548,750
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		1,256,000	1,281,120
			112,042,219
Financials—7.7%
Capital Markets—1.1%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]		1,315,000	1,400,475
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]		1,675,000	1,829,938
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]		1,880,000	2,021,000
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	1,590,000	2,416,629
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		700,000	720,125
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		430,000	434,300
7.875% Sr. Unsec. Nts., 10/1/20		1,655,000	1,679,825
10.875% Sr. Unsec. Nts., 4/1/15		1,295,000	1,304,712
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[1]		1,215,000	1,300,050
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		1,100,000	1,210,000
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	22,700,000	1,537,829
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17		1,995,000	2,199,487
Tomkins LLC/Tomkins, Inc., 9% Sec. Nts., 10/1/18		1,473,000	1,588,999
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		3,520,000	3,874,640
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]		2,415,000	2,421,038
			25,939,047
Commercial Banks—3.4%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	1,805,000	728,597

		Principal Amount	Value
Commercial Banks (Continued)
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	$1,080,000	$435,522
Banco BMG SA, 9.95% Sub. Nts., 11/5/19[1]		1,395,000	1,436,850
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		1,480,000	1,538,661
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[1,2,10]		1,375,000	1,488,437
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[1]		2,035,000	2,090,962
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	1,850,000	761,321
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95% Jr. Sub. Nts., 1/30/24[1,2]		885,000	915,975
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		2,075,000	2,033,500
Barclays Bank plc, 6% Jr. Sub. Perpetual Bonds[2,10]	GBP	3,720,000	6,043,739
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[1]		1,250,000	1,270,312
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,10]	GBP	3,190,000	5,579,604
BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[2,10]	EUR	955,000	1,327,957
5.70% Sub. Nts., 10/22/23[1]		1,365,000	1,421,634
9.00% Jr. Sub. Perpetual Bonds[2,10]	EUR	1,585,000	2,318,254
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		1,535,000	1,559,944
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	603,750
5.00% Sr. Unsec. Nts., 8/15/22		1,740,000	1,812,869
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		5,160,000	5,927,550
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		1,405,000	1,426,075
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		1,375,000	1,354,375
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,10]		3,480,000	3,631,380
8.375% Jr. Sub. Perpetual Bonds[1,2,10]		2,055,000	2,342,700
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[2,10]	GBP	2,200,000	3,812,972
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		565,000	538,654
Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[1]		1,675,000	1,620,563
5.25% Sr. Unsec. Nts., 2/1/17[1]		430,000	455,800
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,085,000	1,918,746
Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[1]		1,070,000	1,133,537
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		945,000	952,088
ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[1]		1,485,000	1,547,159
Intesa Sanpaolo SpA, 2.375% Sr. Unsec. Nts., 1/13/17		2,960,000	2,972,367
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		700,000	714,000
LBG Capital No.1 plc, 6.439% Sub. Nts., 5/23/20	EUR	1,945,000	2,830,472
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,10]	GBP	150,000	262,748
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[2,10]		3,120,000	3,088,800
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		2,770,000	2,846,759

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Santander UK plc, 5% Sub. Nts., 11/7/23[1]		$1,490,000	$1,536,034
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,10]	GBP	500,000	840,660
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		1,410,000	1,410,465
Societe Generale SA:
5.00% Sub. Nts., 1/17/24[1]		1,825,000	1,822,407
5.922% Jr. Sub. Perpetual Bonds[1,2,10]		2,865,000	3,062,101
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		1,395,000	1,430,632
			82,846,932

Consumer Finance—0.5%
Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		1,460,000	1,622,425
Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20		1,175,000	1,401,187
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		7,200,000	441,000
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		2,520,000	2,494,800
Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		1,380,000	1,492,125
SLM Corp., 7.25% Sr. Unsec. Nts., 1/25/22		1,130,000	1,250,063
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		1,930,000	1,997,550
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		1,445,000	1,589,500
			12,288,650

Diversified Financial Services—1.6%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,10]	EUR	4,340,000	6,084,291
AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	455,000	669,142
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	630,000	931,495
Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[10]	EUR	1,905,000	2,862,196
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		2,650,000	2,491,000
5.75% Sub. Nts., 9/28/22[1]		1,205,000	1,131,194
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8]	MXN	4,830,531	65,784
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,14]		1,500,000	1,547,812
Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[1,14]		2,140,000	2,214,900
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		590,000	608,437
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		3,585,000	3,733,598
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[1,14]		1,145,000	1,082,025
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	1,255,000	1,937,505
ING Verzekeringen NV, 6.375% Sub. Nts., 5/7/27[2]	EUR	2,565,000	3,871,050
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,715,000	1,809,325
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		1,470,000	1,499,400
JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[15]	MXN	1,175,109	123,967
6.47% Sec. Nts., 8/26/35[3,15]	MXN	5,808,600	43,056
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		1,435,000	1,513,925

		Principal Amount	Value
Diversified Financial Services (Continued)
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		$805,000	$901,600
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		610,000	615,338
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	295,000	440,951
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,14]		1,685,000	1,727,125
			37,905,116

Insurance—0.5%
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,880,000	3,203,195
6.125% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,545,000	2,691,655
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		1,505,000	1,614,113
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		850,000	913,750
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,10]		3,638,000	3,910,850
			12,333,563

Real Estate Investment Trusts (REITs)—0.2%
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,630,937
Felcor Lodging LP, 6.75% Sr. Sec. Nts., 6/1/19		860,000	927,725
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		1,160,000	1,194,800
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		575,000	575,000
			4,328,462

Real Estate Management & Development—0.4%
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[1]		1,650,000	1,542,750
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]		2,130,000	1,970,250
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		1,400,000	1,617,000
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		1,330,000	1,486,275
9.00% Sr. Sec. Nts., 1/15/20[1]		865,000	992,588
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,544,432
			9,153,295

Thrifts & Mortgage Finance—0.0%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		1,165,000	1,179,563

Health Care—1.8%

Biotechnology—0.1%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		1,570,000	1,687,750

Health Care Equipment & Supplies—0.4%
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20		1,045,000	1,102,475
Biomet, Inc.:
6.50% Sr. Unsec. Nts., 8/1/20		2,090,000	2,261,380
6.50% Sr. Sub. Nts., 10/1/20		630,000	672,525
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR	1,195,000	1,838,183
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18		1,125,000	1,229,062
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20		185,000	196,563
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,840,000	2,125,200
			9,425,388

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services—1.0%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[1]	$440,000	$461,450
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	970,000	1,053,662
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	895,000	957,650
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	2,560,000	2,736,000
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]	805,000	871,412
5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000	432,338
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	1,370,000	1,453,913
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,085,775
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,270,000	2,434,575
Kindred Healthcare, Inc.:
6.375% Sr. Unsec. Nts., 4/15/22[1,7]	1,395,000	1,405,463
8.25% Sr. Unsec. Nts., 6/1/19	1,885,000	2,025,197
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[1]	3,070,000	3,192,800
MultiPlan, Inc., 9.875% Sr. Unsec. Nts., 9/1/18[1]	1,390,000	1,515,100
Select Medical Corp.:
6.375% Sr. Unsec. Nts., 6/1/21	1,055,000	1,076,100
6.375% Sr. Unsec. Nts., 6/1/21[1]	695,000	708,900
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[1]	1,030,000	1,104,031
		24,514,366
Pharmaceuticals—0.3%
Forest Laboratories, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]	1,805,000	1,913,300
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	1,265,000	1,307,694
Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]	3,060,000	3,274,200
Valeant Pharmaceuticals International, 6.375% Sr. Unsec. Nts., 10/15/20[1]	920,000	998,200
		7,493,394
Industrials—4.4%
Aerospace & Defense—0.9%
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	1,255,000	1,383,637
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	4,810,000	4,882,150
Erickson Air-Crane, Inc., 8.25% Sec. Nts., 5/1/20[1]	3,057,000	3,225,135
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	3,445,000	3,750,744
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,940,000	2,150,975
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,137,000	1,205,220
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,940,000	2,175,225
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[1]	1,525,000	1,536,437
TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18	1,125,000	1,212,188
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	690,625
		22,212,336
Air Freight & Couriers—0.3%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	3,040,000	3,108,400

		Principal Amount	Value
Air Freight & Couriers (Continued)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]		$2,560,000	$2,816,000
			5,924,400
Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]		1,100,000	1,186,625
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]		3,280,000	3,181,600
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23		1,211,822	1,408,743
			5,776,968
Building Products—0.2%
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		2,740,000	3,075,650
Ply Gem Industries, Inc., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,665,000	1,687,894
			4,763,544
Commercial Services & Supplies—0.5%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		3,020,000	2,838,800
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[1]		3,070,000	3,261,875
Cenveo Corp., 8.875% Sec. Nts., 2/1/18		2,955,000	3,028,875
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		1,190,000	1,368,500
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]		1,220,000	1,238,300
			11,736,350
Construction & Engineering—0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[1]		1,135,000	1,132,162
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24[1]		3,304,817	3,874,898
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]		1,925,000	1,939,438
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	1,130,000	418,334
			7,364,832
Electrical Equipment—0.1%
General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[1]		1,240,000	1,264,800
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[1]	EUR	1,219,500	1,837,632
			3,102,432
Industrial Conglomerates—0.0%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		470,000	482,925
Machinery—0.8%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		1,205,000	1,262,237
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		1,505,000	1,518,169
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		1,690,000	1,875,900
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16		670,000	737,837
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		2,685,000	3,027,338
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,045,000	3,067,838
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		1,470,000	1,504,913
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		2,640,000	2,838,000

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Machinery (Continued)
Victor Technologies Group, Inc., 9% Sr. Sec. Nts., 12/15/17		$1,871,000	$2,006,741
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000	1,694,550
			19,533,523
Marine—0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]		2,680,000	2,807,300
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		1,330,000	1,363,250
			4,170,550
Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,808,500
Road & Rail—0.3%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		1,000,000	1,095,000
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]		2,265,000	2,389,575
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	540,000	762,538
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]		4,775,000	3,414,125
			7,661,238
Trading Companies & Distributors—0.4%
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20		1,695,000	1,779,750
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		3,620,000	3,968,425
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17		1,847,000	2,174,842
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		1,545,000	1,595,213
			9,518,230
Transportation Infrastructure—0.0%
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		665,000	692,448
Information Technology—1.6%
Communications Equipment—0.2%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		1,535,000	1,630,937
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		2,105,000	2,099,738
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		1,166,000	1,256,365
			4,987,040
Electronic Equipment, Instruments, & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		980,000	1,048,600
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		1,245,000	1,266,788
			2,315,388
Internet Software & Services—0.3%
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	1,635,000	2,449,548
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		3,160,000	3,302,200
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20		1,220,000	1,253,550
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,255,000	1,234,606
			8,239,904

		Principal Amount	Value
IT Services—0.5%
First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[1]		$2,340,000	$2,527,200
8.25% Sec. Nts., 1/15/21[1]		2,800,000	3,052,000
10.625% Sr. Unsec. Nts., 6/15/21		730,000	824,900
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		1,540,000	1,568,875
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18		4,380,000	3,252,150
			11,225,125
Semiconductors & Semiconductor Equipment—0.2%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]		2,485,000	2,643,419
8.05% Sr. Unsec. Nts., 2/1/20		562,000	620,307
10.75% Sr. Unsec. Nts., 8/1/20		1,708,000	1,989,820
Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]		575,000	603,750
			5,857,296
Software—0.2%
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[1]		1,865,000	1,962,913
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		2,315,000	2,448,112
			4,411,025
Technology Hardware, Storage & Peripherals—0.1%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		1,845,000	1,881,900
Materials—3.6%
Chemicals—0.6%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		1,075,000	1,174,437
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		2,250,000	2,199,375
5.75% Sr. Unsec. Nts., 4/15/21[1]		1,810,000	1,816,787
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20		1,185,000	1,232,400
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		680,000	710,600
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]		1,465,000	1,525,431
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		1,365,000	1,368,413
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		1,160,000	1,262,950
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20		915,000	921,863
PQ Corp., 8.75% Sec. Nts., 5/1/18[1]		1,140,000	1,248,300
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19		1,445,000	1,555,181
			15,015,737
Construction Materials—0.8%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[1]		1,975,000	2,147,813
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[1]		90,000	96,300
Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[1]		3,635,000	4,007,588
9.875% Sr. Sec. Nts., 4/30/19[1]		3,335,000	3,885,275
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[1,7]		3,520,000	3,537,600
9.375% Sr. Sec. Nts., 10/12/22[1]		3,035,000	3,577,506
HeidelbergCement Finance Luxembourg SA:
7.50% Sr. Unsec. Nts., 4/3/20	EUR	595,000	1,017,455
8.00% Sr. Unsec. Nts., 1/31/17	EUR	705,000	1,135,529

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Construction Materials (Continued)
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	$515,000	$782,754
			20,187,820
Containers & Packaging—0.7%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.75% Sr. Unsec. Nts., 1/31/21[1]		1,610,000	1,686,475
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		541,765	572,916
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		1,735,000	1,865,125
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]		590,000	629,825
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,280,000	1,228,800
Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,335,000	1,421,775
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		1,540,000	1,655,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		1,540,000	1,620,850
9.00% Sr. Unsec. Nts., 4/15/19		1,285,000	1,381,375
Sealed Air Corp.:
5.25% Sr. Nts., 4/1/23[1]		1,105,000	1,121,575
6.50% Sr. Unsec. Nts., 12/1/20[1]		1,555,000	1,722,163
Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[1]		1,125,000	1,198,125
7.75% Sr. Sec. Nts., 11/15/19[1]	EUR	1,325,000	1,968,770
			18,073,274
Metals & Mining—1.5%
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		2,765,000	2,872,144
7.875% Sr. Unsec. Nts., 11/1/20		2,870,000	2,970,450
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[1]		2,060,000	2,193,900
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[1]		870,000	913,500
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[1]		720,000	608,400
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]		1,825,000	1,779,375
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]		1,760,000	1,859,000
6.875% Sr. Unsec. Nts., 4/1/22[1]		910,000	983,937
8.25% Sr. Unsec. Nts., 11/1/19[1]		890,000	982,337
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[1]		1,275,000	1,313,250
Gestamp Funding Luxembourg SA, 5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	1,835,000	2,704,947
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		1,575,000	1,616,344
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		1,010,000	954,450
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[1]		1,270,000	1,250,950
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]		2,110,000	2,083,625
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,442,413
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[1]		925,000	867,188
Samarco Mineracao SA:
4.125% Sr. Unsec. Nts., 11/1/22[1]		290,000	267,525
5.75% Sr. Unsec. Nts., 10/24/23[1]		1,155,000	1,165,106

		Principal Amount	Value
Metals & Mining (Continued)
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[1]		$785,000	$769,300
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		1,680,000	1,549,800
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[1]		1,565,000	1,598,256
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		905,000	975,138
Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]		1,383,000	1,399,431
			35,120,766
Telecommunication Services—3.3%
Diversified Telecommunication Services—2.7%
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		5,870,000	6,163,500
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]		560,000	550,200
Deutsche Telekom International Finance BV, 4.875% Sr. Unsec. Nts., 3/6/42[1]		1,395,000	1,408,575
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,870,000
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24		1,615,000	1,695,750
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[1]		760,000	747,650
7.25% Sr. Unsec. Nts., 10/15/20		1,460,000	1,589,575
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[1]		2,800,000	2,957,500
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		2,955,000	3,993,121
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,10]	EUR	2,250,000	3,240,749
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19		1,165,000	1,285,869
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		4,340,000	4,649,225
Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[1]		2,510,000	2,428,425
9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	2,550,000	1,019,888
Portugal Telecom International Finance BV:
4.625% Sr. Unsec. Nts., 5/8/20	EUR	1,835,000	2,675,534
5.00% Sr. Unsec. Nts., 11/4/19	EUR	605,000	906,890
5.625% Sr. Unsec. Nts., 2/8/16	EUR	970,000	1,438,320
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		4,888,000	5,254,600
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[1]		580,000	552,629
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36		1,740,000	2,118,894
Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[2,10]	EUR	3,760,000	5,539,971
Telekom Austria AG, 5.625% Sub. Perpetual Bonds[2,10]	EUR	1,350,000	1,978,118
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[1]		2,385,000	2,373,075
T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21		1,610,000	1,708,612
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[1]		2,535,000	2,687,100
Windstream Corp., 7.75% Sr. Unsec. Nts., 10/15/20		2,845,000	3,065,488
			65,899,258
Wireless Telecommunication Services—0.6%
America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	14,700,000	1,073,551

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Wireless Telecommunication Services (Continued)
Digicel Group Ltd.:
7.125% Sr. Unsec. Nts., 4/1/22[1,7]		$655,000	$664,006
8.25% Sr. Unsec. Nts., 9/30/20[1]		1,480,000	1,587,300
ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[1]		1,450,000	1,465,634
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]		480,000	510,000
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		1,145,000	1,064,850
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20		785,000	826,212
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[1]		680,000	703,800
Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]		1,610,000	1,760,938
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125% Sr. Unsec. Nts., 4/30/18[1]		1,725,000	1,906,125
VimpelCom Holdings BV:
7.504% Sr. Unsec. Nts., 3/1/22[1]		2,490,000	2,548,764
9.00% Sr. Unsec. Nts., 2/13/18[1]	RUB	19,800,000	543,452
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	12,300,000	349,875
			15,004,507
Utilities—2.6%
Electric Utilities—1.5%
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		1,380,000	1,426,920
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,300,000	2,501,250
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,10]		1,950,000	1,957,800
5.625% Jr. Sub. Perpetual Bonds[1,2,10]		990,000	998,296
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]		865,000	1,033,675
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	662,465,000	352,743
Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR	2,430,000	3,419,963
Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]		2,450,000	2,573,504
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,10]	EUR	1,935,000	2,839,027
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		2,120,000	2,317,160
7.25% Sr. Sec. Nts., 1/15/19[1]		9,715,000	10,892,944
9.375% Sr. Sec. Nts., 1/28/20[1]		425,000	524,344
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,609,431
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		1,295,000	1,314,425
			34,761,482
Gas Utilities—0.2%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		1,145,000	1,230,875
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		1,125,000	1,184,062
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	895,000	1,336,504
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		710,000	670,063
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[1]		670,000	700,150
			5,121,654
Independent Power and Renewable Electricity Producers—0.7%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,196,525
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		1,390,000	1,473,400

		Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[1]		$912,000	$1,000,920
7.875% Sr. Sec. Nts., 1/15/23[1]		884,000	994,500
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]		2,360,000	2,604,213
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		1,465,000	1,490,637
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[1]		420,000	414,750
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	955,000	1,437,880
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[1]	GBP	870,000	1,584,584
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,573,485	1,751,486
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[1]		1,605,000	1,657,163
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,516,837
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		415,000	523,440
			17,646,335
Multi-Utilities—0.2%
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	990,000	1,387,992
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	2,740,000	3,886,928
			5,274,920
Total Corporate Bonds and Notes (Cost $878,150,453)			894,844,951

		Shares
Preferred Stock—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1] (Cost $2,609,040)		2,763	2,742,796

Common Stocks—0.1%
American Media Operations, Inc.[11]		219,796	2,198
Arco Capital Corp. Ltd.[3,11]		690,638	—
Nortek, Inc.[11]		24,095	1,980,850
Premier Holdings Ltd.[11]		18,514	—
Revel Entertainment, Inc.[11]		16,153	—
Wallace Theater Holdings, Inc.[3,11]		1,525	11,788
Total Common Stocks (Cost $9,558,022)			1,994,836

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, 3/19/17[11] (Cost $6,331,150)		22,685	—

		Principal Amount
Structured Securities—0.9%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	53,910,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	97,250,000	—
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	697,693	50,154
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	1,220,632	87,745
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	18,404,162	1,322,991
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	1,341,270	96,418
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	974,458	70,049
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	622,337	44,737
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	114,609	8,239
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,9]		1,560,019	1,070,592
3.138%, 4/30/25[1,9]		1,533,946	1,052,698

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Structured Securities (Continued)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued)
3.191%, 4/30/25[1,9]		$1,909,887	$1,310,694
3.242%, 4/30/25[1,9]		2,179,846	1,495,959
3.269%, 4/30/25[1,9]		1,741,442	1,195,096
3.346%, 4/30/25[1,9]		1,636,882	1,123,340
3.905%, 4/30/25[1,9]		1,987,705	1,364,099
4.005%, 4/30/25[1,9]		1,716,065	1,177,681
19.511%, 12/31/17[3,15]	BRL	12,850,000	8,431,503
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	1,604,000,000	1,021,768
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,9]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	44,116,497	630,894
Total Structured Securities (Cost $26,339,223)			21,554,657
Short-Term Notes—4.9%
Bank Negara Malaysia Monetary Unsec. Nts.:
2.855%, 5/22/14[9]	MYR	4,215,000	1,285,645
2.876%, 6/17/14[9]	MYR	4,610,000	1,402,967
2.905%, 8/5/14[9]	MYR	4,610,000	1,397,446
2.924%, 7/10/14[9]	MYR	3,055,000	928,013
Hungary Treasury Bills:
3.021%, 11/26/14[9]	HUF	2,480,000,000	10,927,282
3.53%, 4/30/14[9]	HUF	2,468,000,000	11,055,803

		Principal Amount	Value
Short-Term Notes (Continued)
Korea Monetary Stabilization Bonds:
2.72%, 12/9/14	KRW	4,416,000,000	$4,151,521
2.73%, 11/9/14	KRW	2,704,000,000	2,541,984
United Mexican States Treasury Bills:
3.529%, 4/3/14[9]	MXN	240,700,000	18,431,328
3.561%, 4/30/14[9]	MXN	70,000,000	5,347,034
3.58%, 5/29/14[9]	MXN	240,700,000	18,337,485
United States Treasury Bills:
0.023%, 5/15/14[9]		21,890,000	21,889,540
0.041%, 6/5/14[9]		22,040,000	22,039,405
Total Short-Term Notes (Cost $119,140,311)			119,735,453
		Shares
Investment Companies—12.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[16,17]		82,809,433	82,809,433
Oppenheimer Master Event-Linked Bond Fund, LLC[16]		3,835,870	53,891,791
Oppenheimer Master Loan Fund, LLC[16]		8,486,824	121,829,229
Oppenheimer Ultra-Short Duration Fund, Cl. Y16		4,689,114	46,984,920
Total Investment Companies (Cost $306,542,521)			305,515,373

			Exercise Price	Expiration Date			Contracts
Exchange-Traded Option Purchased—0.0%
United States Treasury Nts., 5 yr. Futures Call[11] (Cost $1,199,742)		USD	120.750	4/25/14	USD	5225		$81,641

	Counterparty		Exercise Price	Expiration Date			Contracts
Over-the-Counter Options Purchased—0.1%
BRL Currency Put[11]	CITNA-B	BRL	2.510	4/15/14		BRL	11,370,000	34
CNH Currency Put[11]	JPM	CNH	6.153	1/12/16		CNH	55,650,000	214,642
CNH Currency Call[11]	JPM	CNH	6.147	10/16/14		CNH	8,100,000	1,725
EUR Currency Put[11]	GSG	HUF	305.000	4/29/14		EUR	7,430,000	46,992
EUR Currency Put[11]	BOA	USD	1.302	5/23/14		EUR	1,355,000	511
EUR Currency Put[11]	GSG	HUF	305.000	4/29/14		EUR	3,310,000	20,935
INR Currency Call[11]	JPM	INR	59.900	6/10/14		INR	554,000,000	106,922
JPY Currency Put[11]	GSG	JPY	108.000	5/22/15		JPY	650,000,000	130,650
RUB Currency Call[11]	JPM	RUB	35.000	6/26/14		RUB	724,600,000	226,800
TRY Currency Call[11]	GSG	TRY	2.170	6/27/14		TRY	29,960,000	406,288
TRY Currency Put[11]	MOS-A	TRY	2.340	4/25/14		TRY	10,785,000	776
Total Over-the-Counter Options Purchased (Cost 1,061,726)								1,156,275

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 12/20/18 Call[11] (Cost $165,813)	JPM	Buy	iTraxx Europe Series 20 Version 1	1.000%	4/16/14	EUR	74,995	17,027

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/18/48 Call[11]	JPM	Receive	Three-Month USD BBA LIBOR	4.380%	1/16/18	USD	6,195	429,978
Interest Rate Swap maturing 5/14/44 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	2.730	5/12/14	EUR	14,900	12,283
Interest Rate Swap maturing 5/2/19 Call[11]	UBS	Receive	Three-Month USD BBA LIBOR	2.010	4/30/14	USD	17,495	27,623
Interest Rate Swap maturing 5/30/33 Call[11]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	105,199
Interest Rate Swap maturing 5/8/24 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	3.030	5/6/14	USD	37,270	111,782

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/8/24 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.874%	5/6/14	USD	29,950	$241,766
Interest Rate Swap maturing 6/24/19 Call[11]	JPM	Receive	Three-Month USD BBA LIBOR	2.150	6/20/14	USD	25,380	92,644
Interest Rate Swap maturing 6/27/19 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	2.183	6/25/14	USD	38,170	134,826
Interest Rate Swap maturing 8/4/46 Call[11]	BOA	Receive	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	1,395	34,162
Interest Rate Swap maturing 1/4/16 Call[11]	JPM	Pay	BZDI	12.750	1/2/15	BRL	156,480	422,240
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost 2,437,772)								1,612,503

Total Investments, at Value (Cost $2,473,015,991)							102.6%	2,488,913,680
Liabilities in Excess of Other Assets							(2.6)	(62,226,131)

Net Assets							100.0%	$2,426,687,549

Footnotes to Consolidated Statement of Investments

Principal and notional amount and exercise price are reported in U.S. Dollars except for those denoted in the following currencies:

BRL	Brazilian Real	MXN	Mexican Nuevo Peso
CNH	Offshore Chinese Renminbi	NOK	Norwegian Krone
COP	Columbian Peso	PEN	Peruvian New Sol
EUR	Euro	PHP	Philippines Peso
HUF	Hungarian Forint	PLN	Polish Zloty
IDR	Indonesia Rupiah	RON	Romanian Leu
INR	Indian Rupee	RSD	Serbian Dinar
GBP	British Pound Sterling	RUB	Russian Ruble
JPY	Japanese Yen	TRY	New Turkish Lira
KRW	South Korean Won	ZAR	South African Rand

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $667,949,684 or 27.53% of the Fund’s net assets as of March 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $46,446,683, which represents 1.91% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Arco Capital Corp. Ltd.	6/28/13	$ —	$ —	$ —
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Nts., 5/15/17	8/19/10-12/17/13	2,652,020	2,724,862	72,842
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18	4/11/13-10/21/13	1,288,758	1,299,788	11,030
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	67,269	50,154	(17,115)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	117,680	87,745	(29,935)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	1,785,486	1,322,991	(462,495)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	130,028	96,418	(33,610)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	94,626	70,049	(24,577)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	61,263	44,737	(16,526)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	11,304	8,239	(3,065)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 19.511%, 12/31/17	9/19/07	6,055,023	8,431,503	2,376,480
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.377%, 7/22/36	9/23/13	3,783,151	4,033,344	250,193
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17	3/10/11-2/15/12	1,872,243	1,977,312	105,069
ICE EM CLO, Series 2007-1A, Cl. B, 2.029%, 8/15/22	11/6/07	7,173,048	6,846,900	(326,148)
ICE EM CLO, Series 2007-1A, Cl. C, 3.329%, 8/15/22	6/8/07	5,270,000	4,268,700	(1,001,300)
ICE EM CLO, Series 2007-1A, Cl. D, 5.329%, 8/15/22	6/8/07	5,270,000	4,743,000	(527,000)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	529,003	43,056	(485,947)

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-12/12/13	$2,321,375	$2,389,575	$68,200
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	630,000	675,675	45,675
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	66,025	4,372	(61,653)
Premier Cruises Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19	2/2/12-1/7/13	2,030,643	2,175,225	144,582
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18	4/25/13-4/26/13	1,688,432	1,727,125	38,693
Wallace Theater Holdings, Inc.	3/28/13	15	11,788	11,773
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10-5/4/11	4,754,333	3,414,125	(1,340,208)

		$47,894,400	$46,446,683	$(1,447,717)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,597,065 or 0.23% of the Fund’s net assets as of March 31, 2014.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Non-income producing security.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,965,780. See accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,819,782. See accompanying Consolidated Notes.

14. Interest or dividend is paid-in-kind, when applicable.

15. Denotes an inflation-index security: coupon or principal are indexed to a consumer price index.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions		Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	33,054,028	348,124,596	298,369,191		82,809,433
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	991,452		3,835,870
Oppenheimer Master Loan Fund, LLC	1,023,461	8,129,839	666,476		8,486,824
Oppenheimer Ultra-Short Duration Fund, Cl. Y	3,707,723	981,391	—		4,689,114

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$ 82,809,433	$ 12,114		$ —
Oppenheimer Master Event-Linked Bond Fund, LLC		53,891,791	1,865,938	[a]	8,830	[a]
Oppenheimer Master Loan Fund, LLC		121,829,229	2,803,976	[b]	138,847	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		46,984,920	35,047		—

Total		$ 305,515,373	$ 4,717,075		$ 147,677

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of March 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$ 1,535,344,905	61.7%
Brazil	123,029,939	4.9
Mexico	102,611,072	4.1
United Kingdom	46,608,500	1.9
Turkey	39,115,914	1.6
Hungary	37,848,616	1.5
Germany	36,992,210	1.5
Russia	36,902,457	1.5
South Africa	32,467,754	1.4
Portugal	34,464,354	1.4

18     OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Continued)	Value	Percent
Indonesia	$34,436,742	1.3%
India	31,855,026	1.3
Netherlands	31,635,066	1.3
France	27,079,106	1.1
Peru	25,948,306	1.0
Colombia	24,146,176	1.0
Canada	18,651,889	0.7
Italy	18,221,458	0.7
Greece	17,480,092	0.7
Luxembourg	16,339,970	0.7
Spain	16,139,979	0.6
Supranational	15,858,600	0.6
Poland	15,496,960	0.6
Israel	15,470,885	0.6
Chile	10,755,824	0.4
United Arab Emirates	10,314,273	0.4
Ireland	9,495,316	0.4
Philippines	8,436,514	0.3
Switzerland	7,785,490	0.3
Australia	6,889,696	0.3
Malaysia	6,843,382	0.3
Romania	6,800,120	0.3
South Korea	6,693,505	0.3
China	6,266,288	0.3
Norway	5,866,912	0.2
Venezuela	5,216,175	0.2
Ivory Coast	4,975,425	0.2
Lithuania	4,930,540	0.2
Sri Lanka	4,466,906	0.2
Kazakhstan	4,280,288	0.2
Denmark	3,812,972	0.2
Croatia	3,721,519	0.2
Serbia	3,716,205	0.1
Panama	3,339,165	0.1
Uruguay	3,235,450	0.1
Ukraine	3,109,375	0.1
Slovenia	3,088,770	0.1
Jamaica	2,251,306	0.1
Angola	2,189,513	0.1
Dominican Republic	2,053,988	0.1
Austria	1,978,118	0.1
Morocco	1,803,750	0.1
Jersey, Channel Islands	1,774,681	0.1
Tanzania	1,430,744	0.1
Latvia	1,416,665	0.1
Sweden	1,410,465	0.1
Gabon	1,067,813	0.0
Trinidad	1,043,665	0.0
Nigeria	794,375	0.0
Belgium	675,675	0.0
Barbados	608,438	0.0
Japan	130,650	0.0
Eurozone	97,748	0.0

Total	$2,488,913,680	100.0%

Forward Currency Exchange Contracts as of March 31, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	04/2014 - 05/2014	EUR	15,460	USD	21,177	$121,357	$1,720
BAC	04/2014	MXN	3,430	USD	260	2,866	–
BAC	09/2014	THB	298,000	USD	9,181	–	64,561
BAC	05/2014	TRY	10,320	USD	4,681	92,561	–
BAC	01/2015	USD	13,102	BRL	33,520	–	596,578
BAC	04/2014 - 05/2014	USD	18,232	EUR	13,205	45,440	3,550
BAC	05/2014	USD	4,635	INR	290,250	–	170,097
BAC	04/2014	USD	7,109	KRW	7,659,000	–	78,324
BAC	04/2014	USD	12,386	PLN	38,240	–	248,303
BAC	05/2014	USD	2,501	RUB	91,020	–	57,776
BAC	05/2014	USD	8,547	TRY	19,430	–	440,688
BAC	05/2014	USD	459	ZAR	5,110	–	23,838

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	05/2014	ZAR	196,840	USD	18,082	$520,071	$–
BNP	05/2014 – 05/2014	CAD	16,495	USD	15,122	–	215,989
BNP	05/2014	DKK	3,890	USD	713	4,953	–
BNP	04/2014	EUR	2,460	USD	3,389	358	–
BNP	05/2014	GBP	7,705	USD	12,875	–	35,314
BNP	05/2014	MXN	54,595	USD	4,120	42,841	–
BNP	05/2014	NOK	2,980	USD	481	15,061	–
BNP	04/2014	PLN	38,240	USD	12,429	205,217	–
BNP	04/2014	RON	11,470	USD	3,463	77,519	–
BNP	05/2014	TRY	10,080	USD	4,480	182,949	–
BNP	09/2014	USD	10,638	CAD	11,615	175,880	–
BNP	05/2014	USD	708	DKK	3,890	–	9,581
BNP	04/2014 – 07/2014	USD	67,560	EUR	49,630	27,159	837,662
BNP	04/2014 – 05/2014	USD	47,095	GBP	28,615	–	606,154
BNP	05/2014 – 06/2014	USD	8,906	MXN	118,300	2,496	105,138
BNP	05/2014	USD	484	NOK	2,980	–	12,296
BNP	04/2014	USD	2,146	RON	7,070	–	36,447
BNP	05/2014 – 06/2014	USD	8,143	TRY	17,885	81,311	160,605
BNP	05/2014	USD	12,176	ZAR	132,130	–	310,572
BOA	04/2014	BRL	89,325	USD	37,933	1,435,017	–
BOA	04/2014	COP	11,517,000	USD	5,756	76,339	–
BOA	04/2014	INR	858,250	USD	14,274	83,381	–
BOA	05/2014	JPY	1,736,000	USD	17,032	–	207,509
BOA	04/2014 – 04/2014	KRW	17,960,000	USD	16,751	109,892	–
BOA	04/2014 – 04/2014	MXN	31,800	USD	2,390	42,418	–
BOA	05/2014	PLN	1,890	USD	612	10,973	–
BOA	05/2014	TRY	10,340	USD	4,681	102,507	–
BOA	04/2014 – 01/2015	USD	33,256	BRL	79,365	–	1,155,048
BOA	04/2014 – 04/2014	USD	2,075	COP	4,160,000	–	31,804
BOA	04/2014 – 10/2014	USD	27,151	INR	1,679,500	9,325	593,757
BOA	05/2014	USD	17,084	JPY	1,736,000	259,494	–
BOA	04/2014 – 06/2014	USD	23,795	MXN	317,195	–	449,612
BOA	08/2014	USD	553	PEN	1,590	–	3,676
BOA	05/2014	USD	357	RUB	13,100	–	11,507
BOA	05/2014	USD	1,027	ZAR	11,140	–	26,251
CITNA-B	05/2014	AUD	7,445	USD	6,569	307,396	–
CITNA-B	05/2014	CAD	395	USD	370	–	13,340
CITNA-B	05/2014	HUF	686,000	USD	3,019	45,772	–
CITNA-B	04/2014 – 04/2014	MXN	137,000	USD	10,318	165,387	–
CITNA-B	05/2014	PLN	27,620	USD	8,821	278,676	–
CITNA-B	05/2014	USD	6,700	AUD	7,445	–	176,706
CITNA-B	05/2014	USD	4,973	CAD	5,275	208,496	–
CITNA-B	04/2014	USD	1,341	COP	2,686,000	–	19,097
CITNA-B	04/2014 – 06/2014	USD	62,082	EUR	45,020	74,700	7,929
CITNA-B	04/2014 – 05/2014	USD	2,840	GBP	1,705	391	1,690
CITNA-B	05/2014	USD	1,239	HUF	283,700	–	28,190
CITNA-B	04/2014 – 05/2014	USD	31,736	MXN	424,000	–	641,938
DEU	05/2014	EUR	500	USD	693	385	4,161
DEU	05/2014	USD	41,780	EUR	30,555	–	309,313
DEU	05/2014	USD	1,340	JPY	137,000	12,684	–
DEU	05/2014	USD	604	PLN	1,890	–	19,021
DEU	05/2014	USD	93	ZAR	990	67	–
DEU	05/2014	ZAR	990	USD	95	–	1,843
FIB	04/2014 – 05/2014	RUB	108,200	USD	2,935	119,996	–
GSCO-OT	09/2014	AUD	130	USD	123	–	3,615
GSCO-OT	04/2014 – 07/2014	BRL	101,251	USD	43,322	997,039	–
GSCO-OT	04/2014	COP	1,603,000	USD	783	29,266	–
GSCO-OT	05/2014	GBP	1,480	USD	2,458	8,449	–
GSCO-OT	09/2014 – 09/2014	INR	90,200	USD	1,405	53,350	–
GSCO-OT	09/2014	USD	118	AUD	130	–	1,012
GSCO-OT	04/2014 – 01/2015	USD	66,078	BRL	158,767	–	1,559,028
GSCO-OT	04/2014	USD	1,752	COP	3,563,000	–	52,176
GSCO-OT	05/2014	USD	4,061	HUF	923,000	–	63,044
GSCO-OT	09/2014 – 09/2014	USD	1,258	INR	90,200	–	199,471
GSCO-OT	10/2014	USD	458	MXN	6,200	–	9,743
GSCO-OT	05/2014	USD	2,675	TRY	6,020	–	109,987
HSBC	04/2014	RUB	32,800	USD	883	43,088	–
JPM	01/2016	CNH	55,600	USD	9,041	–	198,166

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	05/2014 - 05/2014	IDR	179,020,000	USD	15,455	$405,883	$–
JPM	04/2014	INR	261,000	USD	4,262	104,541	–
JPM	04/2014	MXN	132,000	USD	9,885	215,043	–
JPM	05/2014	MYR	41,410	USD	12,581	103,198	–
JPM	08/2014	PEN	1,140	USD	399	556	–
JPM	05/2014	PLN	39,800	USD	13,001	111,530	–
JPM	04/2014	RUB	24,100	USD	653	27,561	–
JPM	04/2014 - 05/2014	THB	417,400	USD	12,990	–	131,452
JPM	05/2014	TRY	4,560	USD	2,004	105,175	–
JPM	04/2014 - 10/2014	USD	20,183	BRL	49,320	–	1,336,200
JPM	04/2014	USD	5,755	HUF	1,293,000	–	31,482
JPM	05/2014	USD	5,637	IDR	65,958,000	–	210,337
JPM	04/2014 - 07/2014	USD	7,952	INR	481,000	5,930	23,337
JPM	04/2014	USD	2,029	KRW	2,180,000	–	17,020
JPM	08/2014	USD	2,606	PHP	119,000	–	45,092
JPM	05/2014	USD	5,204	PLN	15,780	4,624	–
JPM	04/2014 - 05/2014	USD	13,112	RUB	473,440	–	239,147
JPM	05/2014	USD	3,845	THB	116,400	262,971	–
JPM	05/2014	USD	6,814	TRY	15,420	–	318,913
JPM	05/2014	USD	5,796	ZAR	62,920	–	150,650
JPM	05/2014	ZAR	15,560	USD	1,433	37,218	–
MSCO	04/2014 - 05/2014	BRL	36,469	USD	15,909	56,889	–
MSCO	10/2014	MXN	3,300	USD	244	5,278	–
MSCO	05/2014	SEK	6,300	USD	968	4,343	–
MSCO	04/2014 - 07/2014	USD	22,052	BRL	50,498	34,071	65,307
MSCO	05/2014	USD	10,674	CAD	11,615	176,774	–
MSCO	07/2014	USD	40,890	EUR	30,080	–	544,384
MSCO	04/2014 - 11/2014	USD	19,112	HUF	4,334,000	–	152,061
MSCO	04/2014 - 04/2014	USD	19,953	MXN	265,400	–	373,014
MSCO	05/2014	USD	960	SEK	6,300	–	12,485
MSCO	05/2014	USD	1,791	TRY	4,050	–	82,192
RBS	09/2014	CAD	11,615	USD	10,525	–	62,715
RBS	05/2014 - 05/2014	CHF	1,080	USD	1,203	18,752	–
RBS	05/2014 - 05/2014	USD	1,209	CHF	1,080	–	12,924
RBS	04/2014	USD	1,299	NOK	8,070	–	48,495
RBS	05/2014	USD	10,323	ZAR	116,980	–	731,711
TDB	04/2014	MXN	78,800	USD	5,928	105,065	–
TDB	09/2014	USD	60,657	EUR	43,850	255,084	–
TDB	04/2014	USD	1,754	MXN	23,600	–	52,780

Total Unrealized Appreciation and Depreciation						$8,113,013	$14,555,525

Futures Contracts as of March 31, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	6/19/14	552	$73,536,750	$887,048
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/14	36	7,904,250	1,366
United States Treasury Nts., 10 yr.	CBT	Buy	6/19/14	911	112,508,500	(588,790)
United States Treasury Nts., 10 yr.	CBT	Sell	6/19/14	63	7,780,500	38,729
United States Treasury Ultra Bonds	CBT	Buy	6/19/14	197	28,460,344	631,460

						$969,813

Over-the-Counter Options Written at March 31, 2014

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
BRL Currency Call	CITNA-B	BRL	2.305	4/15/14	BRL	10,440,000	$37,593	$(84,282)
EUR Currency Call	GSG	HUF	329.000	4/29/14	EUR	7,430,000	39,107	(2,826)
EUR Currency Call	GSG	HUF	329.000	4/29/14	EUR	3,310,000	44,637	(1,259)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	446,000,000	132,033	(55,750)
JPY Currency Put	GSG	JPY	120.000	5/22/15	JPY	722,000,000	122,138	(28,158)
RUB Currency Put	JPM	RUB	38.000	6/26/14	RUB	786,700,000	216,860	(163,633)
TRY Currency Put	GSG	TRY	2.380	6/27/14	TRY	32,860,000	171,342	(54,482)
ZAR Currency Put	BAC	ZAR	10.925	6/10/14	ZAR	22,600,000	55,564	(28,657)

Total Over-the-Counter Options Written							$819,274	$(419,047)

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Over-the-Counter Credit Default Swaps at March 31, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	$(60)	$12,555

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	12,555

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	25,143

Bolivarian Republic of Venezuela	FIB	Buy	5.000	3/20/19	USD	1,400	(371,162)	353,304

Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	585	(21,618)	(11,081)

Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	660	(27,725)	(9,175)

Republic of Italy	GSG	Sell	1.000	3/20/23	USD	660	105,519	(38,772)

Republic of Peru	DEU	Buy	1.000	3/20/19	USD	2,830	(44,062)	15,109

Russian Federation	JPM	Buy	1.000	3/20/19	USD	380	(23,521)	19,847

Ukraine	JPM	Buy	5.000	12/20/18	USD	595	(119,172)	86,072

Total Over-the-Counter Credit Default Swaps							$(502,858)	$465,557

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	500,000	EUR	—	EUR	BBB-to BBB
Investment Grade Sovereign Debt	$660,000		$—		BBB

Total USD	$660,000		$—

Total EUR	500,000	EUR	—	EUR

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

BOA	Pay	7.100%	Six-Month USD BBA LIBOR	1/21/19	INR	139,250	USD	2,270	$59,779

GSG	Pay	7.210	Six-Month USD BBA LIBOR	1/13/19	INR	140,500	USD	2,260	138,932

GSG	Pay	7.100	Six-Month USD BBA LIBOR	1/15/19	INR	140,000	USD	2,261	117,985

Total Over-the-Counter Currency Swaps									$316,696

Cleared Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Three-Month USD BBA LIBOR	1.552%	12/9/18	USD	19,860	45,878

BAC	Receive	Three-Month USD BBA LIBOR	3.625	3/22/26	USD	7,510	10,476

UBS	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	EUR	2,710	(226,939)

UBS	Receive	Six-Month EUR EURIBOR	1.060	12/9/18	EUR	3,935	(48,412)

Total Cleared Interest Rate Swaps							$(218,997)

Over-the-Counter Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	Three-Month SEK STIBOR SIDE	2.175	5/10/23	SEK	5,000	(55)

BOA	Pay	MXN TIIE BANXICO	4.345	1/11/16	MXN	153,700	33,074

BOA	Pay	BZDI	13.230	1/4/16	BRL	20,710	26,387

DEU	Pay	BZDI	12.850	1/4/16	BRL	28,750	2,116

GSG	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	SEK	19,000	36,210

GSG	Pay	BZDI	12.703	1/4/16	BRL	49,410	(19,496)

HSBC	Pay	MXN TIIE BANXICO	4.760	1/13/16	MXN	247,500	48,494

JPM	Pay	BZDI	12.090	1/4/16	BRL	24,120	6,540

JPM	Pay	BZDI	11.880	1/4/16	BRL	56,280	(52,413)

Total Over-the-Counter Interest Rate Swaps							$80,857

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Over-the-Counter Credit Default Swaptions Written at March 31, 2014

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000%	4/16/14	EUR 74,995	$65,281	$(4,773)

Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	6/18/14	EUR 22,570	115,121	(169,917)

Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	6/18/14	EUR 22,570	219,353	(161,093)

Total Over-the-Counter Credit Default Swaptions Written							$399,755	$(335,783)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2014

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117%	5/30/23	EUR	1,345	$118,392	$(122,403)

Interest Rate Swap maturing 3/22/26 Call	BAC	Pay	Three-Month USD BBA LIBOR	4.125	3/18/16	USD	23,275	586,530	(564,677)

Interest Rate Swap maturing 9/8/24 Call	BOA	Pay	Three-Month USD BBA LIBOR	3.465	9/4/14	USD	29,950	203,660	(157,038)

Interest Rate Swap maturing 9/8/24 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.565	9/4/14	USD	29,950	142,861	(80,869)

Interest Rate Swap maturing 6/27/19 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.783	6/25/14	USD	38,170	104,967	(120,269)

Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	5,515	82,725	(50,752)

Interest Rate Swap maturing 6/24/19 Call	JPM	Receive	Three-Month USD BBA LIBOR	1.850	6/20/14	USD	25,380	96,444	(108,821)

Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six-Month AUD BBR BBSW	4.075	5/12/14	AUD	1,330	34,620	(38,699)

Interest Rate Swap maturing 1/4/16 Call	JPM	Receive	BZDI	11.750	1/2/15	BRL	156,480	155,655	(210,646)

Interest Rate Swap maturing 1/4/16 Call	JPM	Pay	BZDI	13.800	1/2/15	BRL	156,480	226,102	(254,866)

Interest Rate Swap maturing 3/20/24 Call	JPM	Pay	MXN TIIE BANXICO	6.905	4/1/14	MXN	38,900	70,205	(2)

Interest Rate Swap maturing 3/20/24 Call	JPM	Pay	MXN TIIE BANXICO	6.930	4/1/14	MXN	38,900	72,594	(1)

Interest Rate Swap maturing 5/14/44 Call	JPM	Receive	Six-Month EUR EURIBOR	2.430	5/12/14	EUR	14,900	201,742	(187,871)

Interest Rate Swap maturing 1/18/20 Call	JPM	Pay	Three-Month USD BBA LIBOR	4.340	1/16/18	USD	53,550	615,825	(564,519)

Total Over-the-Counter Interest Rate Swaptions Written								$2,712,322	$(2,461,433)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Crossover Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At March 31, 2014, the Fund owned 15,000 shares of the Subsidiary with a market value of $1,378,242.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$125,777,589
Sold securities	31,094,215

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$15,744,672
Market Value	$1,409,838
Market value as % of Net Assets	0.06%

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$55,923,416	$17,633,281	$73,556,697
Mortgage-Backed Obligations	—	451,152,633	4,372	451,157,005
U.S. Government Obligations	—	143,404,702	—	143,404,702
Foreign Government Obligations	—	399,069,051	—	399,069,051
Corporate Loans	—	72,470,713	—	72,470,713
Corporate Bonds and Notes	—	892,169,736	2,675,215	894,844,951
Preferred Stock	—	2,742,796	—	2,742,796
Common Stocks	1,980,850	—	13,986	1,994,836
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	10,811,927	10,742,730	21,554,657
Short-Term Notes	—	119,735,453	—	119,735,453
Exchange-Traded Option Purchased	81,641	—	—	81,641
Over-the-Counter Options Purchased	—	1,156,275	—	1,156,275
Over-the-Counter Credit Default Swaption Purchased	—	17,027	—	17,027
Over-the-Counter Interest Rate Swaptions Purchased	—	1,612,503	—	1,612,503
Investment Companies	129,794,353	175,721,020	—	305,515,373

Total Investments, at Value	131,856,844	2,325,987,252	31,069,584	2,488,913,680
Other Financial Instruments:
Swaps, at value	—	994,102	—	994,102
Variation margin receivable - centrally cleared swaps	—	56,354	—	56,354
Foreign currency exchange contracts	—	8,113,013	—	8,113,013

Total Assets	$131,856,844	$2,335,150,721	$31,069,584	$2,498,077,149

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(130,992)	$—	$(130,992)
Variation margin payable	(294,338)	—	—	(294,338)
Variation margin payable - centrally cleared swaps	—	(275,351)	—	(275,351)
Options written, at value	—	(419,047)	—	(419,047)
Foreign currency exchange contracts	—	(14,555,525)	—	(14,555,525)
Swaptions written, at value	—	(2,797,216)	—	(2,797,216)

Total Liabilities	$(294,338)	$(18,178,131)	$—	$(18,472,469)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer into Level 2*	Transfer out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$(1,804,570)	$1,804,570	$—
Corporate Bonds and Notes	441,000	—	—	(441,000)
Common Stocks	—	(1,428,674)	1,428,674	—

Total Assets	$441,000	$(3,233,244)	$3,233,244	$(441,000)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $476,647,971 and $924,739,424, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in thetatement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $192,858,339 and $50,337,700 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $1,804,721 and $482,703 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $126,769 and $219,466 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the period ended March 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2013	821,440,000	$353,460	1,466,295,000	$550,387
Options written	124,130,000	167,607	1,796,980,000	720,927
Options closed or expired	(462,390,000)	(249,607)	(184,830,000)	(166,601)
Options exercised	(16,000,000)	(18,090)	(1,514,285,000)	(538,809)

Options outstanding as of March 31, 2014	467,180,000	$253,370	1,564,160,000	$565,904

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended March 31, 2014, the Fund had ending monthly average notional amounts of $8,514,846 and $1,830,294 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended March 31, 2014, the Fund had ending monthly average notional amounts of $88,899,701 and $202,558,815 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended March 31, 2014, the Fund had ending monthly average notional amount of $5,125,018 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $2,826,505 and $3,575,668 on purchased and written swaptions, respectively.

Written swaption activity for the period ended March 31, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2013	472,545,000	$4,075,481
Swaptions written	1,332,365,000	5,236,579
Swaptions closed or expired	(216,530,000)	(699,315)
Swaptions exercised	(854,120,000)	(5,500,668)

Swaptions outstanding as of March 31, 2014	734,260,000	$3,112,077

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA aster agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 31, 2014, the Fund has required certain counterparties to post collateral of $2,512,897.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,473,728,604
Federal tax cost of other investments	194,731,709

Total federal tax cost	$2,688,460,313

Gross unrealized appreciation	$78,759,229
Gross unrealized depreciation	(61,723,202)

Net unrealized appreciation	$17,036,027

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—88.6%
Consumer Discretionary—14.4%
Auto Components—2.2%
American Axle & Manufacturing Holdings, Inc.[1]	2,600	$48,152
Lear Corp.	2,400	200,928
		249,080
Automobiles—4.8%
Ford Motor Co.	17,500	273,000
General Motors Co.	7,750	266,755
		539,755
Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp.	200	19,606
Household Durables—1.3%
MDC Holdings, Inc.	3,300	93,324
Standard Pacific Corp.[1]	6,750	56,092
		149,416
Media—1.0%
Time Warner Cable, Inc.	775	106,315
Multiline Retail—2.4%
J.C. Penney Co., Inc.[1]	5,000	43,100
Kohl’s Corp.	1,750	99,400
Target Corp.	2,000	121,020
		263,520
Specialty Retail—2.5%
Best Buy Co., Inc.	5,250	138,652
Foot Locker, Inc.	2,500	117,450
Staples, Inc.	2,000	22,680
		278,782
Consumer Staples—5.3%
Beverages—1.4%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	990	58,271
PepsiCo, Inc.	1,250	104,375
		162,646
Food & Staples Retailing—1.7%
Kroger Co. (The)	1,750	76,387
Walgreen Co.	1,650	108,950
		185,337
Food Products—1.2%
Archer-Daniels-Midland Co.	1,350	58,577
ConAgra Foods, Inc.	800	24,824
Pinnacle Foods, Inc.	1,650	49,269
		132,670
Household Products—0.3%
Procter & Gamble Co. (The)	400	32,240
Tobacco—0.7%
Philip Morris International, Inc.	900	73,683
Energy—10.8%
Energy Equipment & Services—2.3%
Baker Hughes, Inc.	525	34,135
Ensco plc, Cl. A	2,250	118,755
Halliburton Co.	1,750	103,058
		255,948
Oil, Gas & Consumable Fuels—8.5%
Apache Corp.	1,285	106,591
BP plc, Sponsored ADR	3,135	150,793
Chevron Corp.	2,400	285,384
Exxon Mobil Corp.	500	48,840
Kinder Morgan Management LLC[1]	100	7,167
Kinder Morgan, Inc.	5,750	186,818
Royal Dutch Shell plc, ADR	1,250	91,325

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Cos., Inc. (The)	1,600	$64,928
		941,846
Financials—22.8%
Capital Markets—3.1%
Credit Suisse Group AG, Sponsored ADR[1]	1,650	53,427
Goldman Sachs Group, Inc. (The)	900	147,465
Morgan Stanley	4,200	130,914
State Street Corp.	175	12,171
		343,977
Commercial Banks—8.6%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,650	19,816
CIT Group, Inc.	1,125	55,148
Citigroup, Inc.	8,750	416,500
JPMorgan Chase & Co.	7,275	441,665
M&T Bank Corp.	100	12,130
Wells Fargo & Co.	225	11,192
		956,451
Diversified Financial Services—1.2%
Bank of America Corp.	2,500	43,000
KKR Financial Holdings LLC	7,500	86,775
		129,775
Insurance—5.4%
ACE Ltd.	450	44,577
American International Group, Inc.	750	37,507
Assured Guaranty Ltd.	7,500	189,900
Everest Re Group Ltd.	375	57,394
MetLife, Inc.	3,500	184,800
XL Group plc	2,750	85,938
		600,116
Real Estate Investment Trusts (REITs)—4.5%
Apollo Commercial Real Estate Finance, Inc.	4,000	66,520
Ashford Hospitality Trust, Inc.	3,750	42,262
Colony Financial, Inc.	4,825	105,909
CYS Investments, Inc.	6,075	50,179
Digital Realty Trust, Inc.	1,150	61,042
Rayonier, Inc.	1,050	48,205
Starwood Property Trust, Inc.	4,250	100,258
Two Harbors Investment Corp.	3,250	33,313
		507,688
Health Care—8.0%
Health Care Equipment & Supplies—0.8%
Baxter International, Inc.	775	57,024
Medtronic, Inc.	500	30,770
		87,794
Health Care Providers & Services—1.0%
UnitedHealth Group, Inc.	1,350	110,687
Pharmaceuticals—6.2%
AbbVie, Inc.	115	5,911
GlaxoSmithKline plc, Sponsored ADR	1,250	66,788
Johnson & Johnson	680	66,796
Merck & Co., Inc.	3,000	170,310
Pfizer, Inc.	6,000	192,720
Roche Holding AG, Sponsored ADR	200	7,544
Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,425	180,977
		691,046
Industrials—5.2%
Aerospace & Defense—0.8%
General Dynamics Corp.	500	54,460
Textron, Inc.	1,000	39,290
		93,750

1 OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Airlines—0.4%
United Continental Holdings, Inc.[1]	1,000	$44,630
Commercial Services & Supplies—0.7%
R.R. Donnelley & Sons Co.	4,285	76,701
Electrical Equipment—0.3%
General Cable Corp.	1,250	32,013
Industrial Conglomerates—1.7%
General Electric Co.[2]	7,500	194,175
Machinery—0.7%
Navistar International Corp.[1]	2,125	71,974
Marine—0.3%
Costamare, Inc.	1,500	32,250
Road & Rail—0.3%
CSX Corp.	1,000	28,970
Information Technology—8.3%
Communications Equipment—1.8%
Cisco Systems, Inc.	4,250	95,242
QUALCOMM, Inc.	1,375	108,433
		203,675
Semiconductors & Semiconductor Equipment—0.4%
Intel Corp.	1,750	45,168
Software—2.0%
Microsoft Corp.	5,500	225,445
Technology Hardware, Storage & Peripherals—4.1%
Apple, Inc.	775	415,973
EMC Corp.	600	16,446
Seagate Technology plc	300	16,848
		449,267
Materials—5.3%
Chemicals—1.7%
Celanese Corp., Series A	1,000	55,510
LyondellBasell Industries NV, Cl. A	750	66,705
Potash Corp. of Saskatchewan, Inc.	2,000	72,440
		194,655
Metals & Mining—1.4%
Allegheny Technologies, Inc.	2,250	84,780
Freeport-McMoRan Copper & Gold, Inc.	2,000	66,140
		150,920
Paper & Forest Products—2.2%
Domtar Corp.	1,000	112,220
International Paper Co.	2,775	127,317
Louisiana-Pacific Corp.[1]	425	7,170
		246,707
Telecommunication Services—5.7%
Diversified Telecommunication Services—5.7%
AT&T, Inc.	3,375	118,361
CenturyLink, Inc.	6,110	200,652
Consolidated Communications Holdings, Inc.	1,850	37,019
Frontier Communications Corp.[2]	20,530	117,021
Verizon Communications, Inc.	975	46,381
Windstream Holdings, Inc.	13,410	110,498
		629,932
Utilities—2.8%
Electric Utilities—2.5%
American Electric Power Co., Inc.	1,325	67,124
Edison International	1,575	89,161
FirstEnergy Corp.	1,700	57,851
PPL Corp.	1,550	51,367

	Shares	Value
Electric Utilities (Continued)
Southern Co. (The)	250	$10,985
		276,488
Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	1,000	31,800
Total Common Stocks (Cost $8,709,822)		9,846,898
Preferred Stocks—1.6%
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	25,000
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	31,850
Beazer Homes USA, Inc., 7.50% Cv.	1,750	55,352
Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	761	38,431
iStar Financial, Inc., 4.50% Cv., Non-Vtg.	500	32,250
Total Preferred Stocks (Cost $168,361)		182,883

	Principal Amount
Non-Convertible Corporate Bonds and Notes—0.9%
J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	$25,000	20,688
MBIA Insurance Corp., 11.499% Sub. Nts., 1/15/33[3,4]	70,000	57,050
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	87,500	24,937
Total Non-Convertible Corporate Bonds and Notes (Cost $130,340)		102,675
Convertible Corporate Bonds and Notes—8.6%
Colony Financial, Inc., 5% Cv. Sr. Unsec. Nts., 4/15/23	25,000	26,578
General Cable Corp., 5% Cv. Unsec. Sub. Nts., 11/15/29[5]	75,000	75,563
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	50,000	70,719
Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Nts., 3/30/43[3]	35,000	43,509
MGIC Investment Corp.: 5.00% Cv. Sr. Unsec. Nts., 5/1/17	15,000	17,334
9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	150,000	183,281
Micron Technology, Inc.: 2.125% Cv. Sr. Unsec. Nts., 2/15/33[2]	40,000	89,675
3.00% Cv. Sr. Unsec. Nts., 11/15/43	15,000	16,509
Navistar International Corp.: 4.50% Cv. Sr. Sub. Nts., 10/15/18[3]	85,000	83,513
4.75% Cv. Sr. Sub. Nts., 4/15/19[3]	23,000	23,072
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	90,000	73,238
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[2]	65,000	99,653
Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	40,000	46,000
United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	45,000	107,100
Total Convertible Corporate Bonds and Notes (Cost $827,166)		955,744

	Shares
Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[6,7] (Cost $40,174)	40,174	40,174

2 OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

		Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Options Purchased—0.0%
Beazer Homes USA, Inc. Put[1]	USD	18.000	4/19/14	USD	10	$150
Citigroup, Inc. Put[1]	USD	45.000	4/19/14	USD	20	460
Merck & Co., Inc. Put[1]	USD	50.000	4/19/14	USD	10	50

Total Exchange-Traded Options Purchased (Cost $1,196)						660
Total Investments, at Value (Cost $9,877,059)					100.1%	11,129,034
Liabilities in Excess of Other Assets					(0.1)	(8,447)

Net Assets					100.0%	$11,120,587

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $161,724. See accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $390,425 or 3.51% of the Fund’s net assets as of March 31, 2014.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	59,001	351,751	370,578	40,174

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 40,174	$ 8

7. Rate shown is the 7-day yield as of March 31, 2014.

Exchange-Traded Options Written at March 31, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
AT&T, Inc. Call	USD	36.000	5/17/14	USD	(10)	$239	$(260)
Beazer Homes USA, Inc. Put	USD	20.000	4/19/14	USD	(7)	567	(385)
EMC Corp. Call	USD	28.000	4/19/14	USD	(5)	211	(125)
Foot Locker, Inc. Call	USD	46.000	4/19/14	USD	(5)	635	(775)
Foot Locker, Inc. Call	USD	45.000	4/19/14	USD	(5)	934	(1,050)
J.C. Penney Co., Inc. Put	USD	9.000	4/19/14	USD	(55)	5,238	(3,410)
McDonald’s Corp. Call	USD	100.000	4/19/14	USD	(2)	170	(58)
Merck & Co., Inc. Put	USD	55.000	4/19/14	USD	(5)	514	(200)
Microsoft Corp. Call	USD	41.000	4/19/14	USD	(15)	927	(1,110)
Microsoft Corp. Call	USD	40.000	4/19/14	USD	(5)	330	(680)
Radian Group, Inc. Put	USD	14.000	5/17/14	USD	(15)	690	(675)

Total Exchange-Traded Options Written						$10,455	$(8,728)

Glossary:

Currency abbreviations indicate amounts reporting in currency

USD	United States Dollar

3 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Equity Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$52,450
Market Value	$57,050
Market value as % of Net Assets	0.51%

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

4 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,606,474	$—	$—	$1,606,474
Consumer Staples	586,576	—	—	586,576
Energy	1,197,794	—	—	1,197,794
Financials	2,538,007	—	—	2,538,007
Health Care	889,527	—	—	889,527
Industrials	574,463	—	—	574,463
Information Technology	923,555	—	—	923,555
Materials	592,282	—	—	592,282
Telecommunication Services	629,932	—	—	629,932
Utilities	308,288	—	—	308,288
Preferred Stocks	112,202	70,681	—	182,883

5 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Non-Convertible Corporate Bonds and Notes	$—	$102,675	$—	$102,675
Convertible Corporate Bonds and Notes	—	955,744	—	955,744
Investment Company	40,174	—	—	40,174
Exchange-Traded Options Purchased	660	—	—	660

Total Assets	$9,999,934	$1,129,100	$—	$11,129,034

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(8,728)	$—	$(8,728)

Total Liabilities	$—	$(8,728)	$—	$(8,728)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

6 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $1 and $268 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $2,410 and $5,948 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2013	25	$2,744	85	$6,599
Options written	138	9,217	137	17,327
Options closed or expired	(75)	(5,481)	(85)	(6,905)
Options exercised	(41)	(3,034)	(55)	(10,012)

Options outstanding as of March 31, 2014	47	$3,446	82	$7,009

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

7 OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$9,948,098
Federal tax cost of other investments	(10,455)

Total federal tax cost	$9,937,643

Gross unrealized appreciation	$1,398,882
Gross unrealized depreciation	(216,219)

Net unrealized appreciation	$1,182,663

8 OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—50.9%
Consumer Discretionary—0.1%
Hotels, Restaurants & Leisure—0.0%
Mexican Restaurants, Inc.[1]	4,836	$18,715
Morgan’s Foods, Inc.[1]	6,960	33,895
		52,610

Specialty Retail—0.1%
Hastings Entertainment, Inc./United States[1]	8,471	25,244
Zale Corp.[1]	1,651	34,522
		59,766

Textiles, Apparel & Luxury Goods—0.0%
Jones Group, Inc. (The)	199	2,979

Consumer Staples—0.0%
Beverages—0.0%
Beam, Inc.	392	32,654

Energy—17.3%
Energy Equipment & Services—0.5%
Seadrill Partners LLC	18,636	559,080

Oil, Gas & Consumable Fuels—16.8%
Access Midstream Partners LP	9,940	572,047
Buckeye Partners LP	11,170	838,308
DCP Midstream Partners LP	11,180	560,118
Energy Transfer Equity LP2	38,230	1,787,252
Enterprise Products Partners LP	22,550	1,564,068
EQT Midstream Partners LP	7,670	539,431
Genesis Energy LP	15,230	825,466
Holly Energy Partners LP2	18,550	615,303
Magellan Midstream Partners LP	15,970	1,113,748
MarkWest Energy Partners LP	13,060	853,079
NGL Energy Partners LP	10,500	394,065
NuStar Energy LP	840	46,158
NuStar GP Holdings LLC	670	22,807
ONEOK Partners LP	11,470	614,219
ONEOK, Inc.	7,380	437,265
Plains All American Pipeline LP	24,600	1,355,952
Regency Energy Partners LP	41,175	1,120,784
Spectra Energy Partners LP	10,990	537,961
Sunoco Logistics Partners LP	15,800	1,435,904
Targa Resources Partners LP	10,730	603,670
TC PipeLines LP	20,500	982,565
Tesoro Logistics LP	7,200	433,512
TransMontaigne Partners LP	9,440	406,675
Western Gas Partners LP	5,550	367,355
Williams Partners LP	15,130	770,722
		18,798,434

Financials—19.9%
Capital Markets—0.0%
Goldman Sachs Group, Inc. (The)	8	1,311

Commercial Banks—0.0%
Centrix Bank & Trust[1]	855	34,285

Insurance—0.0%
Tower Group International Ltd.	970	2,619

Real Estate Investment Trusts (REITs)—15.6%
Acadia Realty Trust	12,900	340,302
Alexandria Real Estate Equities, Inc.	2,310	167,614
Alstria Office REIT AG	21,350	286,242
American Campus Communities, Inc.	13,330	497,875
Apartment Investment & Management Co., Cl. A	10,390	313,986
Ascendas Real Estate Investment Trust	139,000	249,649
Boston Properties, Inc.	4,060	464,992
British Land Co. plc	26,450	288,715
Canadian Real Estate Investment Trust	3,806	155,166
CapitaMall Trust	117,000	175,721

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Charter Hall Retail REIT	33,800	$112,244
Chesapeake Lodging Trust	17,470	449,503
Corio NV	2,940	134,457
Cousins Properties, Inc.	14,860	170,444
CubeSmart	13,400	229,944
Derwent London plc	6,820	308,475
Douglas Emmett, Inc.	15,180	411,985
Education Realty Trust, Inc.	35,670	352,063
Equity Residential	4,670	270,813
Essex Property Trust, Inc.	1,730	294,186
Eurocommercial Properties NV	3,985	175,082
Extra Space Storage, Inc.	11,970	580,665
FelCor Lodging Trust, Inc.	18,890	170,766
First Industrial Realty Trust, Inc.	10,130	195,712
General Growth Properties, Inc.	22,390	492,580
Glimcher Realty Trust	13,370	134,101
GLP J-Reit	262	264,509
GPT Group	69,100	234,579
Great Portland Estates plc	29,840	313,926
Hammerson plc	30,280	279,960
HCP, Inc.	2,410	93,484
Highwoods Properties, Inc.	9,690	372,193
Host Hotels & Resorts, Inc.	27,982	566,356
Industrial & Infrastructure Fund Investment Corp.	16	131,547
Kilroy Realty Corp.	6,070	355,581
Kimco Realty Corp.	17,260	377,649
Klepierre	4,970	222,577
Land Securities Group plc	21,180	360,936
LaSalle Hotel Properties	8,500	266,135
Link REIT (The)	28,000	138,154
Morguard Real Estate Investment Trust	8,142	125,205
Prologis, Inc.	21,940	895,810
Ramco-Gershenson Properties Trust	13,680	222,984
Regency Centers Corp.	7,210	368,143
Sabra Health Care REIT, Inc.	4,760	132,756
Simon Property Group, Inc.	9,870	1,618,680
STAG Industrial, Inc.	9,025	217,503
Stockland	123,000	427,930
Tanger Factory Outlet Centers, Inc.	6,170	215,950
Unibail-Rodamco SE	3,010	782,644
Vastned Retail NV	2,660	131,080
Vornado Realty Trust	4,090	403,110
Westfield Group	54,100	514,494
		17,457,157

Real Estate Management & Development—4.3%
CapitaLand Ltd.	134,000	308,436
China Overseas Land & Investment Ltd.	70,000	181,149
China Resources Land Ltd.	84,000	185,147
Daiwa House Industry Co. Ltd.	15,000	253,947
Global Logistic Properties Ltd.	65,000	136,861
Hang Lung Properties Ltd.	85,000	244,038
Helical Bar plc	24,400	152,005
Hufvudstaden AB, Cl. A	11,823	166,948
Keppel Land Ltd.	60,000	160,695
Mitsubishi Estate Co. Ltd.	16,100	383,147
Mitsui Fudosan Co. Ltd.	32,200	980,256
Sino Land Co. Ltd.	164,000	242,029
St. Modwen Properties plc	15,910	106,122
Sumitomo Realty & Development Co. Ltd.	11,600	453,318
Sun Hung Kai Properties Ltd.	29,000	355,591
Tokyo Tatemono Co. Ltd.	14,000	119,796
Wharf Holdings Ltd.	53,000	339,311
		4,768,796

Health Care—0.2%
Health Care Providers & Services—0.2%
Capital Senior Living Corp.[1]	6,380	165,816
Chindex International, Inc.[1]	1,778	33,924

1  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
LCA-Vision, Inc.[1]	6,389	$34,181
		233,921

Pharmaceuticals—0.0%
Nupathe, Inc.[1]	10	—

Information Technology—0.1%
Semiconductors & Semiconductor Equipment—0.1%
ATMI, Inc.[1]	975	33,160
LSI Corp.	134	1,483
Supertex, Inc.[1]	1,012	33,376
		68,019

Software—0.0%
Accelrys, Inc.[1]	2,669	33,255
Trunkbow International Holdings Ltd.[1]	1,041	1,468
		34,723

Technology Hardware, Storage & Peripherals—0.0%
Xyratex Ltd.	224	2,966

Materials—13.3%
Metals & Mining—13.3%
African Barrick Gold plc	46,330	203,374
Agnico Eagle Mines Ltd.	17,360	525,140
Alacer Gold Corp.	35,787	90,641
Alamos Gold, Inc.	31,023	280,344
Allied Nevada Gold Corp.[1]	1,110	4,784
AngloGold Ashanti Ltd., Sponsored ADR	22,430	383,104
Argonaut Gold, Inc.[1]	65,841	287,068
AuRico Gold, Inc.	30,200	131,370
B2Gold Corp.[1]	115,509	313,457
Barrick Gold Corp.	37,250	664,168
Beadell Resources Ltd.[1]	165,500	92,165
Centerra Gold, Inc.	73,318	341,554
Coeur Mining, Inc.[1]	6,220	57,784
Continental Gold Ltd.[1]	24,577	84,925
Detour Gold Corp.[1]	1,138	9,851
Dominion Diamond Corp.[1]	6,910	92,732
Duluth Metals Ltd.[1]	77,032	45,292
Dundee Precious Metals, Inc.[1]	41,951	151,411
Eldorado Gold Corp.[3]	77,905	433,393
Eldorado Gold Corp.[3]	34,940	194,965
First Majestic Silver Corp.[1]	22,275	214,791
Franco-Nevada Corp.	23,930	1,097,430
Freeport-McMoRan Copper & Gold, Inc.	120	3,968
Fresnillo plc	2,420	34,071
Gold Fields Ltd., Sponsored ADR	58,860	217,193
Gold Standard Ventures Corp.[1]	22,130	13,035
Goldcorp, Inc.	40,700	996,336
IAMGOLD Corp.	52,160	183,603
Ivanhoe Mines Ltd.[1]	59,448	92,493
Kinross Gold Corp.[1,3]	49,580	205,261
Kinross Gold Corp.[1,3]	5,000	20,669
Koza Altin Isletmeleri AS	38,919	334,604
McEwen Mining, Inc.[1]	2,250	5,333
Nevsun Resources Ltd.	83,290	280,687
New Gold, Inc.[1,3]	47,470	231,654
New Gold, Inc.[1,3]	86,555	428,273
Newcrest Mining Ltd.[1]	12,700	116,741
Newmont Mining Corp.	24,980	585,531
Northern Star Resources Ltd.	66,700	69,575
Novagold Resources, Inc.[1]	2,490	8,989
OceanaGold Corp.[1]	32,257	68,278
Orocobre Ltd.[1]	11,300	23,631
Osisko Mining Corp.[1]	21,164	131,713
Pan American Silver Corp.	1,140	14,672
Papillon Resources Ltd.[1]	24,700	30,095
Polymetal International plc	24,020	249,049
Primero Mining Corp.[1]	35,315	255,878

	Shares		Value
Metals & Mining (Continued)
Primero Mining Corp., Legend Shares[1,4]		2,492	$18,056
Randgold Resources Ltd., ADR		15,600	1,170,000
Regis Resources Ltd.		57,200	120,469
Rio Alto Mining Ltd.[1]		32,796	64,079
Romarco Minerals, Inc.[1]		383,476	242,816
Royal Gold, Inc.		12,040	753,945
Sandstorm Gold Ltd.[1]		9,160	51,021
SEMAFO, Inc.		66,205	233,559
Sibanye Gold Ltd., Sponsored ADR		6,980	58,143
Silver Standard Resources, Inc.[1]		4,830	47,962
Silver Wheaton Corp.		37,060	841,262
Tahoe Resources, Inc.[1]		12,750	269,663
Yamana Gold, Inc.		83,970	737,257
			14,909,307

Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
NTS, Inc.[1]		758	1,463

Utilities—0.0%
Electric Utilities—0.0%
UNS Energy Corp.		24	1,441
Total Common Stocks (Cost $54,335,622)			57,021,531

	Principal Amount
Foreign Government Obligations—8.0%
Australia—0.4%
Commonwealth of Australia Sr. Unsec. Bonds, 6.25%, Series 125, 6/15/14	AUD	520,000	485,995

Belgium—1.0%
Kingdom of Belgium Bonds, 3.50%, Series 56, 3/28/15[5]	EUR	780,000	1,109,872

Brazil—0.4%
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills, 11.13%, 1/1/15[9]	BRL	1,270,000	516,101

Germany—0.5%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	EUR	410,000	565,069

Hungary—0.5%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	113,000,000	527,490

Ireland—0.3%
Ireland Treasury Bonds, 4.50%, 2/18/15	EUR	275,000	392,852

Malaysia—0.7%
Malaysia Sr. Unsec. Bonds:
3.197%, 10/15/15	MYR	1,295,000	397,111
Series 2/04, 5.094%, 4/30/14	MYR	1,285,000	394,159
			791,270

Singapore—0.5%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/15	SGD	665,000	528,040

South Korea—2.4%
Republic of South Korea Treasury Bonds:
2.75%, 12/10/15	KRW	954,000,000	896,161
3.25%, 6/10/15	KRW	1,289,000,000	1,218,945
3.50%, 6/10/14	KRW	567,000,000	533,573
			2,648,679

Spain—0.5%
Kingdom of Spain Bonds, 4.40%, 1/31/15	EUR	365,000	519,120

Turkey—0.3%
Republic of Turkey Sr. Unsec. Bonds, 8%, 6/4/14	TRY	710,000	330,943

2  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
United Kingdom—0.5%
United Kingdom Treasury Bills, 5%, 9/7/14	GBP	325,000	$552,690
Total Foreign Government Obligations (Cost $8,909,080)			8,968,121

Non-Convertible Corporate Bonds and Notes—3.3%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23		50,000	50,625
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]		50,000	53,625
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29		50,000	48,000
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]		100,000	101,000
AngloGold Ashanti Holdings plc, 8.50% Sr. Unsec. Nts., 7/30/20		50,000	55,325
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21		50,000	38,000
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[5]		50,000	49,875
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]		100,000	99,000
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		50,000	49,000
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20		50,000	54,100
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]		50,000	52,875
Bombardier, Inc., 6.125% Sr. Nts., 1/15/23[5]		50,000	50,750
Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18		50,000	22,125
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21		50,000	53,187
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5,6]		50,000	50,250
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22		50,000	51,375
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]		50,000	52,500
CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19		50,000	55,187
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]		50,000	52,187
Clear Channel Communications, Inc., 9% Sr. Sec. Nts., 3/1/21		50,000	52,437
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23		50,000	51,062
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]		100,000	102,500
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22		50,000	53,500
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]		50,000	51,000
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23		50,000	46,750
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22		50,000	53,500
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17[7]		50,000	45,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10% Sr. Sec. Nts., 12/1/20		50,000	52,875
EP Energy LLC/EP Energy Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20		50,000	58,062
First Data Corp., 12.625% Sr. Unsec. Nts., 1/15/21		50,000	59,750
First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[5]		28,000	28,490
7.00% Sr. Unsec. Nts., 2/15/21[5]		28,000	28,630
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		50,000	57,582
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20		50,000	58,375
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21		50,000	52,125
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20		50,000	54,812
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,8]		100,000	100,750
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19		50,000	56,563

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	$50,000	$58,875
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	50,000	57,750
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]	50,000	53,500
Level 3 Financing, Inc., 8.125% Sr. Unsec. Nts., 7/1/19	50,000	55,125
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	50,000	54,563
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	50,000	58,250
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	175,000
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	50,000	54,438
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	50,000	51,188
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	50,000	14,250
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	50,000	56,125
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	50,000	53,500
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	100,000	91,000
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	50,000	54,000
Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	50,000	52,547
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[5]	50,000	54,750
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	50,000	53,625
SLM Corp., 8.45% Sr. Unsec. Nts., 6/15/18	50,000	59,063
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23[5]	50,000	55,125
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	50,000	56,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	50,000	53,813
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	50,000	56,313
Valeant Pharmaceuticals International, 6.375% Sr. Unsec. Nts., 10/15/20[5]	50,000	54,250
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748% Sr. Unsec. Nts., 2/2/21[5]	200,000	206,750
Total Non-Convertible Corporate Bonds and Notes (Cost $3,643,389)		3,693,299

Event-Linked Bonds—4.9%
Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.53%, 5/3/16[4,8]	250,000	250,906
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.91%, 1/9/17[5,8]	500,000	701,499
Combine Re Ltd. Catastrophe Linked Nts., 4.53%, 1/7/15[5,8]	250,000	255,400
East Lane Re VI Ltd. Catastrophe Linked Nts., 2.78%, 3/14/18[5,8]	250,000	251,212
Foundation Re III Ltd. Catastrophe Linked Nts., 5.03%, 2/25/15[8]	250,000	254,975
Golden State Re Ltd. Catastrophe Linked Nts., 3.78%, 1/8/15[5,8]	250,000	254,175
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.83%, 1/9/17[5,8]	250,000	350,302
Kizuna II Re Ltd. Catastrophe Linked Nts., 2.28%, 4/6/18[5,8]	250,000	252,362
Kortis Capital Ltd. Catastrophe Linked Nts., 5.058%, 1/15/17[5,8]	250,000	263,038

3  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Event-Linked Bonds (Continued)
Longpoint Re III Ltd. Catastrophe Linked Nts., 6.03%, 6/12/15[5,8]		$250,000	$260,700
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.03%, 4/7/17[5,8]		250,000	250,863
Nakama Re Ltd. Catastrophe Linked Nts., 2.78%, 9/29/16[5,8]		250,000	254,956
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 22.03%, 6/6/16[5,8]		250,000	299,056
Riverfront Re Ltd. Catastrophe Linked Nts., 4.03%, 1/6/17[5,8]		250,000	251,063
Sanders Re Ltd. Catastrophe Linked Nts., 4.03%, 5/5/17[5,8]		500,000	507,925
Successor X Ltd. Catastrophe Linked Nts., 16.28%, 11/10/15[5,8]		250,000	259,300
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.53%, 5/9/16[5,8]		250,000	270,313
Tradewynd Re Ltd. Catastrophe Linked Nts., 6.28%, 1/9/17[5,8]		250,000	257,488
Total Event-Linked Bonds (Cost $5,441,906)			5,445,533

Short-Term Notes—11.2%
Canada—1.4%
Canada Treasury Bills, 0.89%, 6/5/14[9]	CAD	1,730,000	1,562,493

Italy—0.5%
Italian Republic Buoni Ordinari del Tesoro BOT, 0.700%, 1/14/15[9]	EUR	410,000	562,285

	Principal Amount		Value
Japan—2.6%
Japan Treasury Bills, 0.047%, 1/20/15[9]	JPY	300,000,000	$2,905,990

Mexico—0.8%
United Mexican States Treasury Bills, 3.646%, 12/11/14[9]	MXN	11,300,000	844,546

Portugal—0.1%
Portuguese Republic Treasury Bills, 0.524%, 4/18/14[9]	EUR	105,000	144,620

United States—5.8%
United States Treasury Bills, 0.05%, 7/24/14[9,10]	USD	6,500,000	6,499,201
Total Short-Term Notes (Cost $12,569,373)			12,519,135

	Shares
Investment Companies—21.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[11,12]		23,898,120	23,898,120
SPDR Gold Trust Exchange Traded Fund[1]		4,750	587,148
Total Investment Companies (Cost $24,476,208)			24,485,268

			Exercise Price	Expiration Date			Contracts

Exchange-Traded Options Purchased—0.0%

Allied Nevada Gold Corp. Call[1]		USD	6.000	4/19/14	USD		28	140

Allied Nevada Gold Corp. Call[1]		USD	5.000	6/21/14	USD		46	1,610

Dow Jones-UBS Commodity Index Put[1]		USD	135.300	9/10/14	USD		2956	12,385

Gold Fields Ltd. Call[1]		USD	4.000	10/18/14	USD		46	1,840

IAMGOLD Corp. Call[1]		USD	4.000	6/21/14	USD		108	2,052

Kinross Gold Corp. Call[1]		USD	5.000	8/16/14	USD		32	672

Novagold Resources, Inc. Call[1]		USD	3.500	6/21/14	USD		46	2,300

Total Exchange-Traded Options Purchased (Cost $33,103)								20,999

	Counterparty		Exercise Price		Expiration Date

Over-the-Counter Options Purchased—0.1%
CAD Currency Put[1]	JPM	CAD	1.135		7/15/14	CAD	3,670,000	23,173

EUR Currency Put[1]	BOA	PLN	4.160		7/4/14	EUR	150,000	1,741

EUR Currency Put[1]	BOA	PLN	4.160		7/4/14	EUR	1,400,000	16,244

MXN Currency Call[1]	JPM	MXN	13.400		7/29/14	MXN	33,425,000	82,526

NZD Currency Put[1]	GSG	USD	0.820		6/10/14	NZD	115,000	319

NZD Currency Put[1]	GSG	USD	0.820		6/10/14	NZD	115,000	319

NZD Currency Put[1]	GSG	USD	0.820		6/10/14	NZD	2,300,000	6,387

RUB Currency Call[1]	BAC	RUB	35.250		6/25/14	RUB	35,700,000	14,244

Total Over-the-Counter Options Purchased (Cost $224,181)								144,953

Total Investments, at Value (Cost $109,632,862)							100.3%	112,298,839

Liabilities in Excess of Other Assets							(0.3)	(307,351)

Net Assets							100.0%	$111,991,488

4  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $73,475. See accompanying Consolidated Notes.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $268,962, which represents 0.24% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation

Bosphorus 1 Re Ltd. Catastrophe Linked Nts., 2.53%, 5/3/16	3/11/14	$249,625	$250,906	$1,281
Primero Mining Corp., Legend Shares	3/6/14	16,364	18,056	1,692

		$265,989	$268,962	$2,973

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $7,613,331 or 6.80% of the Fund’s net assets as of March 31, 2014.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $399,951. See accompanying Consolidated Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	2,007,344	140,815,145	118,924,369	23,898,120
Oppenheimer Master Event-Linked Bond Fund, LLC	10,967	—	10,967	—
Oppenheimer Master Loan Fund, LLC	3,578	—	3,578	—

	Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	$23,898,120	$4,940	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	—	207[a]	1 [a]
Oppenheimer Master Loan Fund, LLC	—	141[b]	(18)[b]

Total	$23,898,120	$5,288	$(17)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield as of March 31, 2014.

Forward Currency Exchange Contracts as of March 31, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	01/2015	AUD	40	USD	35	$1,037	$—
BAC	01/2015	CAD	128	USD	116	—	709
BAC	01/2015	CHF	25	USD	28	168	—
BAC	08/2014	CZK	10,440	USD	518	6,279	—
BAC	07/2014	INR	7,800	USD	127	141	—
BAC	01/2015	JPY	17,000	USD	166	—	1,128
BAC	08/2014	PHP	24,500	USD	543	2,886	—
BAC	08/2014	PLN	3,755	USD	1,223	8,893	—
BAC	08/2014	RUB	19,600	USD	543	1,780	3,858
BAC	08/2014	SEK	6,660	USD	1,028	1,387	2,890
BAC	01/2015	USD	186	AUD	215	—	9,527
BAC	08/2014	USD	1,172	CZK	23,370	672	2,320
BAC	01/2015	USD	58	GBP	35	—	393
BAC	08/2014	USD	387	SGD	490	—	2,829
BAC	08/2014	ZAR	5,810	USD	506	33,844	—
BNP	08/2014	CNH	3,125	USD	515	—	13,904
BNP	08/2014	THB	17,500	USD	526	10,661	—
BNP	04/2014	USD	10	ZAR	110	—	745
BOA	04/2014	BRL	1,235	USD	521	23,075	—
BOA	08/2014	CLP	304,000	USD	548	447	983
BOA	08/2014	COP	1,050,000	USD	505	21,672	—
BOA	08/2014	HUF	22,700	USD	98	2,565	—
BOA	08/2014	IDR	6,332,600	USD	510	42,350	—
BOA	08/2014	INR	32,000	USD	495	25,046	—
BOA	04/2014	KRW	345,000	USD	323	603	—
BOA	08/2014	MYR	445	USD	132	3,406	—

5  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	08/2014	PEN	1,549	USD	534	$8,609	$—
BOA	04/2014 - 08/2014	TWD	48,300	USD	1,599	66	10,206
BOA	04/2014	USD	492	BRL	1,160	—	19,400
BOA	04/2014 - 08/2014	USD	1,558	CLP	880,410	—	29,472
BOA	08/2014	USD	151	HUF	34,000	—	213
BOA	08/2014	USD	1,525	SEK	9,950	1,483	10,400
CITNA-B	08/2014	AUD	67	USD	59	2,379	—
CITNA-B	04/2014 - 01/2015	CAD	1,870	USD	1,675	15,139	—
CITNA-B	01/2015	EUR	1,985	USD	2,719	15,862	154
CITNA-B	01/2015	GBP	155	USD	255	3,136	—
CITNA-B	08/2014	HKD	4,015	USD	518	134	—
CITNA-B	08/2014	HUF	16,000	USD	70	757	—
CITNA-B	08/2014	ILS	1,810	USD	513	5,848	—
CITNA-B	04/2014 - 08/2014	MXN	8,140	USD	607	11,988	—
CITNA-B	04/2014 - 01/2015	USD	2,216	CAD	2,452	3,028	211
CITNA-B	08/2014 - 01/2015	USD	575	EUR	420	1,564	5,395
CITNA-B	08/2014 - 01/2015	USD	2,728	JPY	278,700	27,025	930
CITNA-B	04/2014	USD	171	MXN	2,300	—	5,106
CITNA-B	04/2014	USD	174	ZAR	1,920	—	7,327
DEU	01/2015	CHF	5	USD	6	—	78
DEU	01/2015	EUR	610	USD	840	2,204	1,932
DEU	01/2015	GBP	20	USD	33	279	—
DEU	01/2015	USD	22	CHF	20	—	317
DEU	08/2014 - 01/2015	USD	3,624	EUR	2,645	7,679	26,715
DEU	01/2015	USD	1,819	GBP	1,105	—	18,783
GSCO-OT	05/2014	BRL	42	USD	18	208	—
GSCO-OT	08/2014	CHF	472	USD	527	7,465	—
GSCO-OT	07/2014	INR	43,300	USD	707	435	—
GSCO-OT	08/2014	NOK	9,440	USD	1,532	36,005	—
GSCO-OT	08/2014	NZD	623	USD	508	27,016	—
GSCO-OT	01/2015	USD	26	AUD	30	—	1,037
GSCO-OT	04/2014	USD	18	BRL	41	—	222
GSCO-OT	07/2014	USD	1,378	CHF	1,252	—	39,107
GSCO-OT	08/2014	USD	307	COP	631,700	—	10,323
GSCO-OT	01/2015	USD	655	EUR	480	—	6,260
GSCO-OT	01/2015	USD	157	JPY	16,000	1,651	—
GSCO-OT	08/2014	USD	2,115	KRW	2,268,000	—	2,315
GSCO-OT	08/2014	USD	292	MXN	3,920	—	5,136
JPM	08/2014	HUF	73,800	USD	321	7,603	—
JPM	07/2014	INR	48,000	USD	763	21,149	—
JPM	04/2014	KRW	413,000	USD	387	559	—
JPM	08/2014	PLN	1,585	USD	511	8,906	—
JPM	08/2014	TRY	470	USD	202	9,838	—
JPM	01/2015	USD	114	GBP	70	—	1,914
JPM	08/2014	USD	321	HUF	73,800	—	7,410
JPM	08/2014	USD	399	MYR	1,315	—	2,394
JPM	04/2014	USD	500	RUB	17,900	—	5,522
JPM	08/2014	USD	4	SGD	5	—	39
MSCO	01/2015	AUD	230	USD	197	11,609	—
MSCO	05/2014	BRL	33	USD	15	49	—
MSCO	01/2015	CHF	10	USD	11	216	—
MSCO	01/2015	JPY	20,000	USD	198	—	3,942
MSCO	04/2014	USD	15	BRL	34	—	62
MSCO	08/2014	USD	508	NZD	620	—	23,978
RBS	01/2015	CAD	120	USD	107	456	—
RBS	08/2014	USD	1,014	CAD	1,125	—	645
RBS	08/2014	USD	43	GBP	26	—	710
RBS	04/2014	USD	188	RUB	6,800	—	4,016

Total Unrealized Appreciation and Depreciation						$427,257	$290,957

6  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of March 31, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Brent Crude Oil	ICE	Buy	4/15/14	16	$1,724,160	$448
Brent Crude Oil	ICE	Sell	6/13/14	4	429,600	(7,646)
CAC 40 10 Index	PAR	Sell	4/17/14	22	1,330,837	(26,085)
CBOE Volatility Index	CBE	Sell	5/20/14	8	126,800	4,632
Corn	CBT	Sell	5/14/14	10	251,000	(7,575)
Corn	CBT	Buy	12/12/14	4	99,650	1,990
FTSE 100 Index	LIF	Sell	6/20/14	11	1,199,990	(2,765)
FTSE China A50 Index	SGX	Buy	4/29/14	33	217,965	(113)
Gold (100 oz.)	CMX	Sell	6/26/14	2	256,760	4,176
Lean Hogs	CME	Sell	6/13/14	5	254,350	(3,800)
Lean Hogs	CME	Sell	4/14/14	4	201,600	(20,731)
Lean Hogs	CME	Buy	10/14/14	10	411,600	30,475
London Metal Exchange Copper	LME	Sell	6/16/14	1	166,238	(2,481)
London Metal Exchange Lead	LME	Buy	5/19/14	1	51,475	(1,156)
London Metal Exchange Zinc	LME	Buy	10/13/14	1	50,200	(1,325)
Natural Gas	NYM	Sell	8/27/14	3	132,600	3,614
Natural Gas	NYM	Sell	6/26/14	6	266,640	5,798
New York Harbor ULSD	NYM	Buy	7/31/14	2	245,557	2,045
Palladium	NYM	Sell	6/26/14	1	77,710	1,313
Platinum	NYM	Buy	7/29/14	5	355,200	(7,370)
RBOB Gasoline	NYM	Sell	7/31/14	2	239,299	(8,295)
RBOB Gasoline	NYM	Buy	6/30/14	4	483,773	10,576
S&P 500 E-Mini Index	CME	Sell	6/20/14	8	745,840	(1,381)
S&P/TSX 60 Index	MON	Sell	6/19/14	2	295,975	(2,217)
Soybeans	CBT	Sell	5/14/14	2	146,400	(3,830)
SPI 200 Index	SFE	Sell	6/19/14	5	625,183	(4,531)
Sugar #11 World	NYB	Sell	4/30/14	1	19,902	(1,436)
United States Treasury Long Bonds	CBT	Buy	6/19/14	8	1,065,750	5,116
Wheat	CBT	Buy	7/14/14	1	35,075	2,122
Wheat	KC	Sell	7/14/14	10	382,625	(51,351)
Wheat	KC	Buy	5/14/14	10	382,000	45,875
WTI Crude Oil	NYM	Buy	11/20/14	20	1,906,600	96,960
WTI Crude Oil	NYM	Sell	5/20/14	20	2,016,400	(34,164)
WTI Crude Oil	NYM	Sell	4/22/14	1	101,580	(32)
WTI Crude Oil	ICE	Sell	4/21/14	16	1,625,280	(5,812)

						$21,044

Exchange-Traded Options Written at March 31, 2014

Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Agnico Eagle Mines Ltd. Put	USD	27.500	8/16/14	USD	(12)	$1,631	$(2,082)

Agnico Eagle Mines Ltd. Call	USD	35.000	5/17/14	USD	(11)	2,516	(451)

Alamos Gold, Inc. Put	CAD	11.000	7/19/14	CAD	(25)	2,277	(3,505)

Coeur D Alene Mines Put	USD	10.000	9/20/14	USD	(12)	1,373	(1,920)

Detour Gold Corp. Put	CAD	9.000	10/18/14	CAD	(21)	1,788	(2,469)

First Majestic Silver Corp. Put	USD	10.000	7/19/14	USD	(2)	269	(232)

First Quantum Minerals Ltd. Put	CAD	18.000	7/19/14	CAD	(24)	2,093	(1,085)

First Quantum Minerals Ltd. Put	CAD	20.000	7/19/14	CAD	(22)	2,345	(2,299)

Franco-Nevada Corp. Call	USD	65.000	10/18/14	USD	(25)	3,424	(1,250)

Franco-Nevada Corp. Call	USD	55.000	7/19/14	USD	(25)	2,763	(1,875)

Franco-Nevada Corp. Call	USD	55.000	4/19/14	USD	(25)	2,428	(187)

Franco-Nevada Corp. Call	USD	60.000	7/19/14	USD	(25)	2,612	(813)

Freeport-McMoRan Copper & Gold, Inc. Put	USD	31.000	8/16/14	USD	(23)	2,736	(3,519)

Freeport-McMoRan Copper & Gold, Inc. Put	USD	30.000	8/16/14	USD	(23)	3,115	(2,691)

Freeport-McMoRan Copper & Gold, Inc. Put	USD	27.000	11/22/14	USD	(24)	3,093	(2,352)

Globe Speciality Metals, Inc. Put	USD	17.500	9/20/14	USD	(22)	2,793	(1,210)

Goldcorp, Inc. Call	USD	31.000	7/19/14	USD	(23)	2,262	(598)

IAMGOLD Corp. Put	USD	4.000	6/21/14	USD	(39)	3,118	(2,535)

New Gold, Inc. Put	USD	6.000	5/17/14	USD	(2)	199	(230)

Newmont Mining Corp. Put	USD	21.000	9/20/14	USD	(20)	2,644	(2,000)

Newmont Mining Corp. Call	USD	25.000	6/21/14	USD	(23)	2,400	(1,863)

Randgold Resources Ltd. Call	USD	95.000	6/21/14	USD	(22)	3,716	(770)

Randgold Resources Ltd. Put	USD	65.000	9/20/14	USD	(11)	2,551	(3,163)

Rio Tinto plc Put	USD	52.500	7/19/14	USD	(23)	3,336	(4,600)

Rio Tinto plc Put	USD	50.000	7/19/14	USD	(12)	2,454	(1,680)

Rio Tinto plc Put	USD	52.500	4/19/14	USD	(12)	1,944	(420)

Royal Gold, Inc. Call	USD	75.000	7/19/14	USD	(11)	1,452	(1,430)

Royal Gold, Inc. Call	USD	72.500	4/19/14	USD	(12)	2,123	(144)

Royal Gold, Inc. Put	USD	55.000	10/18/14	USD	(24)	6,107	(8,160)

Sociedad Quimica y Minera de Chile, ADR Put	USD	22.500	7/19/14	USD	(2)	334	(50)

Tahoe Resources, Inc. Put	USD	20.000	9/20/14	USD	(28)	3,905	(5,320)

Tahoe Resources, Inc. Call	USD	25.000	6/21/14	USD	(35)	3,918	(1,575)

Tahoe Resources, Inc. Put	USD	20.000	6/21/14	USD	(22)	1,860	(2,640)

Total Exchange-Traded Options Written						$81,579	$(65,118)

7  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at March 31, 2014

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

CAD Currency Put	JPM	CAD	1.195	7/15/14	CAD	(3,865,000)	$14,797	$(2,597)

MXN Currency Call	JPM	MXN	12.600	7/29/14	MXN	(31,430,000)	18,958	(13,075)

NZD Currency Call	CITNA-B	USD	0.850	6/10/14	NZD	(2,610,000)	19,323	(55,609)

RUB Currency Put	BAC	RUB	38.600	6/25/14	RUB	(39,100,000)	8,711	(6,295)

Total Over-the-Counter Options Written							$61,789	$(77,576)

Over-the-Counter Credit Default Swaps at March 31, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

AT&T, Inc.	JPM	Buy	1.000%	3/20/19	USD	560	$9,407	$(7,919)

Boeing Capital Corp.	DEU	Buy	1.000	3/20/19	USD	560	23,989	(23,598)

CIGNA Corp.	DEU	Buy	1.000	3/20/19	USD	560	15,221	(14,086)

Computer Sciences Corp.	BAC	Sell	5.000	3/20/19	USD	560	(114,827)	111,393

Conagra Foods, Inc.	GSG	Buy	1.000	3/20/19	USD	560	8,311	(6,811)

Kinder Morgan Energy Partners LP	BNP	Buy	1.000	3/20/19	USD	560	4,232	1,030

Nabors Industries, Inc.	BOA	Sell	1.000	3/20/19	USD	560	888	(5,116)

Pitney Bowes, Inc.	BAC	Sell	1.000	3/20/19	USD	560	861	(5,583)

Safeway, Inc.	GSG	Sell	1.000	3/20/19	USD	560	54,379	(56,862)

Weatherford International Ltd.	BAC	Sell	1.000	3/20/19	USD	560	(872)	(3,894)

Total Over-the-Counter Credit Default Swaps							$1,589	$(11,446)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$2,800,000	$-	BBB- to BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BAC	Pay	Three-Month USD BBA LIBOR	2.790%	3/7/24	USD	845	$(2,194)

BAC	Receive	Six-Month JPY BBA LIBOR	0.808	3/7/24	JPY	86,000	573

BAC	Receive	Six-Month CHF BBA LIBOR	1.365	2/6/24	CHF	730	(8,294)

BAC	Pay	Six-Month GBP BBA LIBOR	2.759	3/5/24	GBP	505	(950)

Total Cleared Interest Rate Swaps							$(10,865)

Over-the-Counter Total Return Swaps at March 31, 2014

Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

CIBZGSPP Index	CIBC	Receive	No Floating Rate	5/5/14	USD	525	$—

CIBZNGLO Index	CIBC	Receive	No Floating Rate	5/5/14	USD	850	—

CIBZOPQR Index	CIBC	Receive	No Floating Rate	5/5/14	USD	2,900	—

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/11/15	AUD	634	1,803

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	4/9/14	CAD	607	(972)

DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/6/15	USD	819	16,112

DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR minus 30 basis points	2/6/15	USD	816	(8,057)

DJUBSF2T Index	MAC	Receive	No Floating Rate	5/5/14	USD	5,650	—

FTJ4 Index	GSG	Receive	No Floating Rate	4/25/14	USD	451	10,794

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	3/12/15	HKD	4,365	(23,210)

GSOPSPL5 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/15/15	USD	1,787	7,535

8  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/8/15	USD	176	$3,612

HIJ4 Index	GSG	Pay	No Floating Rate	5/9/14	HKD	2,173	(5,325)

MLCILRIE Index	BOA	Receive	No Floating Rate	5/5/14	USD	950	—

MLCILRLE Index	BOA	Receive	No Floating Rate	5/5/14	USD	350	—

MLCILRME Index	BOA	Receive	No Floating Rate	5/5/14	USD	1,400	—

MLCILROE Index	BOA	Receive	No Floating Rate	5/5/14	USD	1,350	1

MLCILRSE Index	BOA	Receive	No Floating Rate	5/5/14	USD	550	—

MLHKOPCB Custom Basket	BOA	Pay	One-Month HKD HIBOR HKAB minus 45 basis points	3/31/15	HKD	2,170	(11,016)

MLTROPF3 Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/16/15	EUR	969	9,225

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	1/9/15	EUR	97	921

MLTROPU3 Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/16/15	GBP	801	(43,771)

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	1/9/15	GBP	80	(4,380)

MQCP004E Index	MAC	Receive	No Floating Rate	5/5/14	USD	1,300	(2)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/8/15	USD	172	(3,468)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	11/20/14	USD	2	(55)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	1/15/15	USD	1,778	(2,236)

TBJ4 Index	GSG	Pay	No Floating Rate	4/25/14	USD	544	(10,221)

Total Over-the-Counter Total Return Swaps							$(62,710)

Over-the-Counter Volatility Swaps at March 31, 2014

Reference Asset	Counterparty	Pay/Receive Volatility	Strike Price	Maturity Date		Notional Amount	Value

AUD/JPY spot exchange rate	DEU	Pay	$12.075	4/7/14	AUD	450	$639

AUD/USD spot echange rate	JPM	Pay	9.100	4/7/14	USD	400	232

CAD/JPY spot exchange rate	JPM	Receive	9.150	4/11/14	CAD	440	(203)

CAD/JPY spot exchange rate	DEU	Receive	9.300	4/10/14	CAD	440	(350)

EUR/JPY spot exchange rate	BOA	Pay	8.500	4/28/14	EUR	290	(300)

EUR/JPY spot exchange rate	GSG	Pay	8.700	4/30/14	EUR	290	(324)

EUR/JPY spot exchange rate	BOA	Pay	8.450	4/28/14	EUR	290	(304)

EUR/NZD spot exchange rate	JPM	Pay	8.600	4/14/14	EUR	290	328

EUR/NZD spot exchange rate	CITNA-B	Pay	8.700	4/16/14	EUR	290	276

EUR/NZD spot exchange rate	GSG	Pay	8.750	4/24/14	EUR	290	(355)

EUR/NZD spot exchange rate	DEU	Pay	8.500	4/28/14	EUR	290	(256)

EUR/NZD spot exchange rate	BOA	Pay	8.000	4/28/14	EUR	290	(355)

GBP/NOK spot exchange rate	BOA	Pay	7.400	4/22/14	GBP	240	(432)

GBP/NZD spot exchange rate	JPM	Pay	8.500	4/22/14	GBP	240	64

GBP/NZD spot exchange rate	BOA	Pay	9.100	4/22/14	GBP	240	332

GBP/NZD spot exchange rate	CITNA-B	Pay	7.950	5/2/14	GBP	240	(164)

GBP/NZD spot exchange rate	BOA	Pay	9.150	4/7/14	GBP	240	884

iShares MSCI Emerging Markets	GSG	Receive	600.740	4/4/14	USD	42	(8,751)

iShares MSCI Emerging Markets	GSG	Pay	550.372	4/10/14	USD	43	10,371

iShares MSCI Emerging Markets	GSG	Pay	539.633	4/9/14	USD	43	11,785

iShares MSCI Emerging Markets	GSG	Receive	595.360	4/9/14	USD	42	(8,428)

iShares MSCI Emerging Markets	GSG	Receive	596.825	4/8/14	USD	42	(8,521)

iShares MSCI Emerging Markets	GSG	Receive	598.781	4/7/14	USD	42	(8,635)

iShares MSCI Emerging Markets	GSG	Receive	597.314	4/10/14	USD	42	(8,342)

iShares MSCI Emerging Markets	GSG	Pay	559.796	4/4/14	USD	42	14,716

iShares MSCI Emerging Markets	GSG	Pay	567.869	4/7/14	USD	42	8,537

iShares MSCI Emerging Markets	GSG	Pay	576.480	4/8/14	USD	42	11,606

NZD/JPY spot exchange rate	GSG	Pay	11.250	4/3/14	NZD	480	812

NZD/JPY spot exchange rate	JPM	Pay	10.800	4/4/14	NZD	480	533

NZD/USD spot exchange rate	BOA	Pay	9.300	4/14/14	USD	400	616

USD/CHF spot exchange rate	JPM	Pay	6.850	4/22/14	USD	400	244

USD/CHF spot exchange rate	JPM	Pay	7.080	5/2/14	USD	400	20

Total Over-the-Counter Volatility Swaps							$16,275

9  OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CIBC	Canadian Imperial Bank of Commerce
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MAC	Macquarie Bank Ltd.
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CIBZGSPP	CIBC Custom 16 Commodity Index
CIBZNGLO	CIBC Natural Gas Long Only Commodity Index
CIBZOPQR	CIBC Oppenheimer Quarterly Roll Index
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
DJUBSF2T	DJ UDSCI Two Months Forward Index TR
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPSPL5	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
MLCILRIE	Merrill Lynch Commodities Long Pre-Roll Industrial Metals ER Index
MLCILRLE	Merrill Lynch Commodities Long Pre-Roll Livestock ER Index
MLCILRME	Merrill Lynch Commodities DJ Grains rolling from -11 to 4 Index
MLCILROE	DJ Petroleum rolling from -11 to 4 ER Index
MLCILRSE	Merrill Lynch Commodities DJ Softs rolling from -11 to 4 Index
MLHKOPCB	Custom Basket of Securities
MLTROPF3	Custom Basket of Securities
MLTROPFR	Custom Basket of Securities
MLTROPU3	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
MQCP004E	Macquarie Backwardation F3 Index
MSCI	Morgan Stanley Capital International

10 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	IntercontinentalExchange
KC	Kansas City Board of Trade
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Echange
OTC	Over-the-Counter
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange
SGX	Singapore Exchange

11 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Diversified Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At March 31, 2014, the Fund owned 15,186 shares of the Subsidiary with a market value of $17,835,306.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$50,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$39,368
Market Value	$45,750
Market value as % of Net Assets	0.04%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

12 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objectives of the Master Funds are as follows: Oppenheimer Master Loan Fund, LLC seeks income; Oppenheimer Master Event-Linked Bond Fund, LLC seeks total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

13 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

14 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$115,355	$—	$—	$115,355
Consumer Staples	32,654	—	—	32,654
Energy	19,357,514	—	—	19,357,514
Financials	11,962,451	10,301,717	—	22,264,168
Health Care	233,921	—	—	233,921
Information Technology	105,708	—	—	105,708
Materials	13,617,477	1,291,830	—	14,909,307
Telecommunication Services	1,463	—	—	1,463
Utilities	1,441	—	—	1,441
Foreign Government Obligations	—	8,968,121	—	8,968,121
Non-Convertible Corporate Bonds and Notes	—	3,693,299	—	3,693,299
Event-Linked Bonds	—	5,445,533	—	5,445,533
Short-Term Notes	—	12,519,135	—	12,519,135
Investment Companies	24,485,268	—	—	24,485,268
Exchange-Traded Options Purchased	8,614	12,385	—	20,999
Over-the-Counter Options Purchased	—	144,953	—	144,953

Total Investments, at Value	69,921,866	42,376,973	—	112,298,839
Other Financial Instruments:
Swaps, at value	—	224,421	—	224,421
Variation margin receivable	39,766	—	—	39,766
Variation margin receivable - Centrally Cleared Swaps	—	573	—	573
Foreign currency exchange contracts	—	427,257	—	427,257

Total Assets	$69,961,632	$43,029,224	$—	$112,990,856

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(282,302)	$—	$(282,302)
Variation margin payable	(38,248)	—	—	(38,248)
Variation margin payable - Centrally Cleared Swaps	—	(11,438)	—	(11,438)
Options written, at value	(65,118)	(77,576)	—	(142,694)
Foreign currency exchange contracts	—	(290,957)	—	(290,957)

Total Liabilities	$(103,366)	$(662,273)	$—	$(765,639)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a

15 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $61,302,055 and $60,917,193, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

16 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $5,660,514 and $6,900,164 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $106,761 and $94,936 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2014, the Fund had an ending monthly average market value of $57,389 and $53,818 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2014 was as follows:

17 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2013	9,380,006	$6,517	29,725,128	$14,506
Options written	149,414,272	162,405	1,478,716,439	218,015
Options closed or expired	(337,039)	(7,513)	(337,016)	(5,005)
Options exercised	(124,417,002)	(93,514)	(1,465,139,146)	(152,043)

Options outstanding as of March 31, 2014	34,040,237	$67,895	42,965,405	$75,473

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended March 31, 2014, the Fund had ending monthly average notional amounts of $2,037,500 and $2,037,500 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

18 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended March 31, 2014, the Fund had ending monthly average notional amounts of $1,094,439 and $1,098,975 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended March 31, 2014, the Fund had ending monthly average notional amounts of $4,789,577 and $14,302,345 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

19 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended March 31, 2014, the Fund had ending monthly average notional amounts of $4,833 and $1,315 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

20 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$109,632,862
Federal tax cost of other investments	(4,029,605)

Total federal tax cost	$105,603,257

Gross unrealized appreciation	$6,025,895
Gross unrealized depreciation	(3,405,357)

Net unrealized appreciation	$2,620,538

21 OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS March 31, 2014 / Unaudited

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—19.7%
Automobiles—1.0%
Bayerische Motoren Werke (BMW) AG	44,209	$5,580,609
Diversified Consumer Services—1.4%
Benesse Holdings, Inc.	94,325	3,599,582
Dignity plc	168,110	4,114,610
		7,714,192
Hotels, Restaurants & Leisure—3.0%
Carnival Corp.	133,930	5,070,590
Domino’s Pizza Group plc	550,556	5,066,135
William Hill plc	1,125,641	6,404,028
		16,540,753
Household Durables—0.9%
SEB SA	53,430	4,611,809
Internet & Catalog Retail—1.5%
Ctrip.com International Ltd., ADR[1]	75,840	3,823,853
Yoox SpA[1]	128,800	4,410,287
		8,234,140
Media—3.2%
British Sky Broadcasting Group plc	412,478	6,286,641
Grupo Televisa SAB, Sponsored ADR	33,590	1,118,211
Liberty Global plc, Cl. A1	15,822	658,195
Liberty Global plc, Series C1	39,450	1,606,010
SES	166,870	6,230,553
Zee Entertainment Enterprises Ltd.	285,496	1,299,632
		17,199,242
Multiline Retail—1.1%
Dollarama, Inc.	78,327	5,967,164
Specialty Retail—1.4%
Industria de Diseno Textil SA (Inditex)	49,495	7,439,330
Textiles, Apparel & Luxury Goods—6.2%
Burberry Group plc	279,760	6,520,386
Cie Financiere Richemont SA	62,521	5,986,512
Kering	18,630	3,805,080
Luxottica Group SpA	49,530	2,864,116
LVMH Moet Hennessy Louis Vuitton SA	26,820	4,882,365
Prada SpA	582,800	4,511,976
Swatch Group AG (The)	8,703	5,469,836
		34,040,271
Consumer Staples—11.4%
Beverages—3.6%
C&C Group plc	323,456	2,106,826
Diageo plc	222,166	6,895,322
Heineken NV	79,429	5,534,897
Pernod-Ricard SA	42,310	4,929,337
		19,466,382
Food & Staples Retailing—1.2%
CP ALL PCL	4,990,300	6,701,662
Food Products—4.7%
Aryzta AG1	84,661	7,485,106
Barry Callebaut AG1	4,413	5,952,343
DANONE SA	67,200	4,753,268
Unilever plc	175,439	7,492,980
		25,683,697
Household Products—1.1%
Reckitt Benckiser Group plc	74,136	6,041,922

	Shares	Value
Personal Products—0.2%
L’Oreal SA	6,560	$1,082,239
Tobacco—0.6%
Swedish Match AB	92,721	3,029,302
Energy—3.5%
Energy Equipment & Services—2.4%
Hunting plc	29,720	427,545
Saipem SpA	183,597	4,485,852
Schoeller-Bleckmann Oilfield Equipment AG	28,256	3,305,594
Technip SA	45,480	4,695,759
		12,914,750
Oil, Gas & Consumable Fuels—1.1%
Cairn Energy plc[1]	534,146	1,487,610
Koninklijke Vopak NV	82,658	4,618,720
		6,106,330
Financials—4.3%
Capital Markets—2.5%
BinckBank NV	124,544	1,473,754
ICAP plc	846,639	5,337,343
Tullett Prebon plc	360,106	1,693,905
UBS AG1	254,221	5,248,641
		13,753,643
Commercial Banks—0.8%
ICICI Bank Ltd., Sponsored ADR	93,425	4,092,015
Insurance—0.9%
Prudential plc	243,127	5,150,449
Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.	28,503	419,695
Health Care—10.9%
Biotechnology—2.5%
CSL Ltd.	106,300	6,859,855
Grifols SA	124,049	6,810,396
		13,670,251
Health Care Equipment & Supplies—3.6%
DiaSorin SpA	102,029	4,378,093
Essilor International SA	42,580	4,302,640
Sonova Holding AG1	44,511	6,511,955
William Demant Holding[1]	51,715	4,430,059
		19,622,747
Health Care Providers & Services—0.9%
Sonic Healthcare Ltd.	317,758	5,092,003
Health Care Technology—0.3%
CompuGroup Medical AG	58,630	1,470,081
Pharmaceuticals—3.6%
Galenica AG	4,917	4,762,357
Novo Nordisk AS, Cl. B	142,177	6,486,048
Novogen Ltd.[1]	622,193	103,422
Roche Holding AG	28,305	8,508,102
		19,859,929
Industrials—24.3%
Aerospace & Defense—2.9%
Airbus Group NV	78,120	5,602,319
Embraer SA	458,626	4,091,049
Rolls-Royce Holdings plc[1]	358,310	6,427,484
		16,120,852
Air Freight & Couriers—0.7%
Royal Mail plc[1]	402,420	3,780,845

1 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Services & Supplies—3.2%
Aggreko plc	207,465	$5,201,514
Edenred	162,990	5,118,686
Prosegur Compania de Seguridad SA	1,076,819	6,937,092
		17,257,292
Construction & Engineering—2.5%
Koninklijke Boskalis Westminster NV	108,240	5,967,835
Leighton Holdings Ltd.	228,680	4,479,116
Trevi Finanziaria Industriale SpA	306,184	3,430,613
		13,877,564
Electrical Equipment—3.7%
ABB Ltd.[1]	193,980	5,022,502
Legrand SA	101,710	6,325,009
Nidec Corp.	56,800	3,448,737
Schneider Electric SA	60,030	5,337,050
		20,133,298
Machinery—4.3%
Aalberts Industries NV	235,689	8,236,635
Atlas Copco AB, Cl. A	219,466	6,351,336
FANUC Corp.	8,700	1,531,832
Weir Group plc (The)	168,340	7,128,316
		23,248,119
Professional Services—3.5%
Experian plc	352,153	6,351,965
Intertek Group plc	139,870	7,178,127
SGS SA	2,305	5,693,949
		19,224,041
Trading Companies & Distributors—3.5%
Brenntag AG	28,819	5,351,635
Bunzl plc	261,267	6,964,286
Wolseley plc	116,208	6,626,467
		18,942,388
Information Technology—14.0%
Communications Equipment—1.1%
Telefonaktiebolaget LM Ericsson, Cl. B	441,262	5,878,997
Electronic Equipment, Instruments, & Components—2.6%
Hoya Corp.	222,893	6,968,773
Keyence Corp.	13,006	5,350,613
Omron Corp.	43,586	1,793,909
		14,113,295
Internet Software & Services—2.6%
Telecity Group plc	271,660	3,160,618
United Internet AG	135,031	6,340,012
Yahoo Japan Corp.	971,100	4,751,392
		14,252,022
IT Services—1.3%
Amadeus IT Holding SA, Cl. A	157,418	6,545,749
Infosys Ltd.	12,562	692,048
		7,237,797

	Shares	Value
Semiconductors & Semiconductor Equipment—1.1%
ARM Holdings plc	351,900	$5,933,945
Software—5.3%
Aveva Group plc	66,794	2,334,853
Dassault Systemes SA	41,570	4,872,544
Gemalto NV	45,112	5,264,394
Sage Group plc (The)	526,303	3,667,660
SAP AG	110,033	8,906,484
Temenos Group AG	117,782	4,146,681
		29,192,616
Materials—5.2%
Chemicals—3.9%
Essentra plc	438,204	6,372,331
Sika AG	1,690	6,917,956
Syngenta AG	21,759	8,253,282
		21,543,569
Construction Materials—1.3%
James Hardie Industries plc	520,500	6,922,405
Telecommunication Services—4.2%
Diversified Telecommunication Services—4.2%
BT Group plc	1,819,816	11,582,110
Iliad SA	9,380	2,706,518
Inmarsat plc	400,420	4,853,413
Ziggo NV	81,573	3,625,431
		22,767,472
Utilities—0.4%
Energy Traders—0.4%
APR Energy plc	176,076	2,371,157
Total Common Stocks (Cost $325,563,403)		534,282,281
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,273)	5,995,416	72,279
	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	90,815
	Shares
Investment Company—1.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $9,545,519)	9,545,519	9,545,519
Total Investments, at Value (Cost $335,156,743)	99.6%	543,990,894
Assets in Excess of Other Liabilities	0.4	2,048,685
Net Assets	100.0%	$546,039,579

2 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	18,850,174	74,497,569	83,802,224	9,545,519

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$9,545,519	$2,215

3. Rate shown is the 7-day yield as of March 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$146,502,002	26.9%
Switzerland	79,959,221	14.7
France	63,652,859	11.7
Netherlands	40,323,985	7.4
Spain	27,732,567	5.1
Germany	27,648,820	5.1
Japan	27,444,840	5.1
Italy	24,080,937	4.4
United States	16,971,128	3.1
Australia	16,534,396	3.0
Sweden	15,259,635	2.8
Denmark	10,916,107	2.0
Ireland	9,029,231	1.7
Thailand	6,701,662	1.2
India	6,575,668	1.2
Jersey, Channel Islands	6,351,965	1.2
Canada	5,967,164	1.1
Brazil	4,091,049	0.8
China	3,823,853	0.7
Austria	3,305,594	0.6
Mexico	1,118,211	0.2

Total	$543,990,894	100.0%

3 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds (formerly, the sole series of Panorama Series Fund), a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$18,244,023	$89,083,487	$—	$107,327,510
Consumer Staples	—	62,005,204	—	62,005,204
Energy	—	19,021,080	—	19,021,080
Financials	4,092,015	19,323,787	—	23,415,802
Health Care	—	59,715,011	—	59,715,011
Industrials	—	132,584,399	—	132,584,399
Information Technology	—	76,608,672	—	76,608,672
Materials	—	28,465,974	—	28,465,974
Telecommunication Services	—	22,767,472	—	22,767,472
Utilities	—	2,371,157	—	2,371,157
Preferred Stock	72,279	—	—	72,279
Rights, Warrants and Certificates	—	90,815	—	90,815
Investment Company	9,545,519	—	—	9,545,519

Total Assets	$31,953,836	$512,037,058	$—	$543,990,894

5 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$342,202,716

Gross unrealized appreciation	$208,661,226
Gross unrealized depreciation	(6,873,048)

Net unrealized appreciation	$201,788,178

6 OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	5/13/2014